AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2022

1933 Act File No. 33-75340

1940 Act No. 811-08360

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 141	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 142	[X]

GUINNESS ATKINSON FUNDS

(Formerly Investec Funds)

(Exact Name of Registrant as Specified in Charter)

225 South Lake Avenue, Suite 216

Pasadena, California 91101

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (818) 716-2739

James J. Atkinson, President

Guinness Atkinson Funds

251 South Lake Avenue, Suite 800

Pasadena, California 91101

(Name and Address of Agent for Service)

Please send copies of communications to:

Alexandra Alberstadt, Esq

Seward & Kissel LLP

1 Battery Park Plaza

New York, NY 10004

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on May 1, 2022 pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on ____________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on ____________pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on ___________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus May 1, 2022	GUINNESS|ATKINSONTM FUNDS

• Alternative Energy Fund(GAAEX)

• Asia Focus Fund(IASMX)

• China & Hong Kong Fund(ICHKX)

• Global Energy Fund(GAGEX)

• Global Innovators Fund

Investor Class(IWIRX)

Institutional Class(GINNX)

• Renminbi Yuan & Bond Fund(GARBX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GUINNESS |ATKINSONTM
F U N D S

Prospectus

May 1, 2022

TABLE OF CONTENTS

SUMMARY SECTION This important section summarizes the Funds’ investments, risks, fees and past performance.
MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS This section provides details about the Funds’ investment strategies and risks.
MANAGEMENT OF THE FUNDS Review this section for information about the organizations and people who oversee the Funds.
SHAREHOLDER INFORMATION This section explains how shares are valued and how to purchase and sell shares, and provides information on dividends, distributions and taxes.
FINANCIAL STATEMENTS Review this section for details on selected financial statements of the Funds.
INDEX DESCRIPTIONS This section provides a description of each index used as a benchmark to measure a Fund’s performance.

SUMMARY SECTION	1
Alternative Energy Fund	1
Asia Focus Fund	8
China & Hong Kong Fund	15
Global Energy Fund	21
Global Innovators Fund	28
Renminbi Yuan & Bond Fund	35
MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS	42
Alternative Energy Fund	42
Asia Focus Fund	44
China & Hong Kong Fund	46
Global Energy Fund	48
Global Innovators Fund	50
Renminbi Yuan & Bond Fund	52
MANAGEMENT OF THE FUNDS	64
Investment Adviser	64
Fund Expenses	67
Distribution and Shareholder Servicing Plans	68
SHAREHOLDER INFORMATION	69
How to Purchase, Exchange, and Redeem Shares	69
Purchasing	71
Exchanging and Redeeming	73
Additional Exchange/Redemption Information	76
Distributions and Taxes	78
FINANCIAL HIGHLIGHTS	80
Alternative Energy Fund	80
Asia Focus Fund	81
China & Hong Kong Fund	82
Global Energy Fund	83
Global Innovators Fund – Investor Class	84
Global Innovators Fund – Institutional Class	85
Renminbi Yuan & Bond Fund	86
INDEX DESCRIPTIONS	87

SUMMARY SECTION

SUMMARY SECTION

Alternative Energy Fund

Investment Objective

The Alternative Energy Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Energy Fund:

Shareholder Fees (fees paid directly from your investment)	None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	1.00%
Distribution (12b-1) Fees:	None
Other Expenses:	0.73%
Shareholder Servicing Plan Fees	0.22%
All Other Expenses	0.51%
Total Annual Fund Operating Expenses:	1.73%
Recoupment of fees waived and/or expenses reimbursed (2):	0.25%
Total Annual Fund Operating Expenses (2):	1.98%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2025 To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in the Alternative Energy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$201	$621	$1,012	$2,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.03% of the average value of its portfolio.

Principal Investment Strategies

The Alternative Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of alternative energy companies (both U.S. and non-U.S.). The Fund will focus on a particular group of companies that the Adviser considers to be “Sustainable Energy” companies, which are companies that, in the Adviser’s view, generate, produce or provide alternative or renewable sources of energy (as compared to more traditional sources of energy that can be environmentally depletive, such as fossil fuels like oil or coal or other hydrocarbon-based fuels), or that produce, generate, transport, or deliver energy applications in a way that makes alternative or renewable energy more efficient or accessible or reduces the use of environmentally depletive energy resources. The Fund will invest in alternative energy companies including companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels and the various companies that provide the equipment and technologies that enable these sources to be tapped, used, stored or transported, including companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

1

SUMMARY SECTION

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, market capitalization, the valuation of the company, its dividend history, its ratio of debt to equity, as well as how the company’s business relates to sustainable characteristics like growth or development of alternative or renewable energy. The Adviser conducts an independent assessment of each portfolio company’s business. The Adviser categorizes the universe of companies it deems to be Sustainable Energy companies into four key areas related to the specific aspects of the energy business. Currently, these key areas are:

Generation:	companies involved in generating sustainable energy, either pure-play companies or companies working to transition from hydrocarbon-based fuels
Installation:	companies involved in manufacturing equipment for generation and consumption of sustainable energy
Displacement:	companies involved in the displacement or improved efficient usage of existing hydrocarbon-based energy
Electrification:	companies effectuating the switching from hydrocarbon-based fuel demand towards electricity or other renewal energy sources, especially for transportation

The Fund holdings in each key area may vary and the Fund’s may invest in companies that do not fall within these key areas.

The Fund holdings in each key area may vary and the Fund’s may invest in companies that do not fall within these key areas. Currently, the Adviser considers portfolio companies’ alignment with four of the United Nations Sustainable Development Goals: Goal 7: Affordable and Clean Energy; Goal 9: Industry, Innovation and Infrastructure; Goal 11: Sustainable Cities and Communities; and Goal 13: Climate Action. The Adviser may change these considerations at any time without notice to shareholders.

Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund may invest in companies economically tied to U.S. and to foreign countries, including, potentially, companies domiciled or traded in emerging markets, including China. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About The Funds Investment Strategies and Risks” in this Prospectus. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

The Fund will normally hold around 30 positions of approximately equal weight, but the portfolio may vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the Fund’s assets in securities of all market capitalization companies, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in equity securities of companies, wherever located, engaged in alternative or sustainable energy businesses.

Principal Risks

Your investment in the Fund is subject to the risks common to all mutual funds that invest in equity securities and there can be no assurance that the Fund will achieve its investment objective. Investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investments in the Fund can increase during times of market volatility. You may lose money by investing in this Fund. The principal risks are:

2

SUMMARY SECTION

Industry Risks. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable Energy companies, changes in technology affecting alternative or sustainable energy, and changes in tax regulations relating to energy. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund's portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States.

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy , such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

3

SUMMARY SECTION

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

European Securities. The Fund may invest in companies in Europe and the United Kingdom. Companies in countries in the European Union may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and South Korea. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. Countries in Asia may be more dependent on global trade relationships; interruptions in global trade could adversely affect securities of companies in Asia.

•	Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China's policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

South Korea. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies could be adversely affected by increases in tension between North Korea and South Korea.

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The Fund's NAV shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

4

SUMMARY SECTION

Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

5

SUMMARY SECTION

For more information on the risks of investing in this Fund, please see the Principal Risks and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The annual returns bar chart demonstrates the risks of investing in the Alternative Energy Fund by showing how the Fund’s performance has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as well as two energy-sector indices that, more closely resemble the investments of the Fund. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 39.10% (for the quarter ended December 31, 2020). The worst performance was -20.78% (for the quarter ended March 31, 2020).

Average Annual Total Returns as of 12/31/21	One Year	Five Years	Ten Years
Alternative Energy Fund:
Return Before Taxes	8.40%	21.83%	8.75%
Return After Taxes on Distributions(1)	8.40%	21.82%	8.74%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.97%	17.96%	7.18%
MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses)	21.82%	15.01%	12.68%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
6

SUMMARY SECTION

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Jonathan Waghorn and Will Riley are the co-managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Jonathan Waghorn and Will Riley have been co-portfolio managers of the Fund since January 2019. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

7

SUMMARY SECTION

Asia Focus Fund

Investment Objective

The Asia Focus Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Asia Focus Fund:

Shareholder Fees (fees paid directly from your investment)(1)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) (plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	1.00%
Distribution (12b-1) Fees:	None
Other Expenses:	0.89%
Shareholder Servicing Plan Fees	0.12%
All Other Expenses	0.77%
Total Annual Fund Operating Expenses (2):	1.89%
Recoupment of fees waived and/or expenses reimbursed (2):	0.09%
Total Annual Fund Operating Expenses (2):	1.98%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2025. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in the Asia Focus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$201	$621	$1,048	$2,235

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.05% of the average value of its portfolio.

Principal Investment Strategies

The Asia Focus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of companies that are tied economically to countries in Asia excluding Japan. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Under normal market conditions the Asia Focus Fund will invest in securities of companies in at least four different countries in Asia, which may be developed or emerging markets and which may include China, Hong Kong, Taiwan, South Korea, Singapore, Thailand, Malaysia, Philippines, Vietnam, Indonesia, India, Pakistan, Bangladesh, and Sri Lanka. For more information about how the Adviser determines that a company is economically tied to the Asia Pacific region, see section “More About Each Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund will invest in companies in emerging market countries.

8

SUMMARY SECTION

The Fund may invest up to 20% of its portfolio in securities of companies that are outside of Asia. These companies will generally be in the developed markets, including in the US and the UK.

The Fund will normally hold around 35 positions of approximately equal weight, but the portfolio may vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Fund may invest in companies of any market capitalization size, but under normal conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in Asian companies (excluding Japan).

Principal Risks

You can lose money investing in the Asia Focus Fund and investing in shares of this Fund may be more risky than investing in a fund that only invests in US securities due to increased volatility of foreign markets. Risks associated with investments in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value (“NAV”) or its ability to meet its investment objective. These risks are also described in the Principal Risks of Investing in our Fund section of this Prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in this Fund.

Geographic Focus Risk. The Fund’s investments are concentrated in the Asia region excluding Japan, and therefore, the Fund’s portfolio holdings may be more sensitive to social, political and economic conditions in Asia than a Fund with a more geographically diverse investment portfolio.

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

9

SUMMARY SECTION

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks of Investing in Asia Pacific Securities. Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments.

Australia. Australia’s economy is more dependent than others on exports, especially in commodities, and key trading relationships with the US, China, Japan, Singapore, the UK and other European countries. Reduction in demand for commodities and services could adversely affect companies in Australia.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China's policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

Hong Kong. Hong Kong companies could be adversely affected by changes in Hong Kong’s relationship with China, of which Hong Kong is a special administrative district. Recent changes in the political and legal structure in Hong Kong (but not the economic structure) could adversely affect companies in Hong Kong. Global reaction to China’s actions with respect to Hong Kong could also adversely affect the Fund’s investments in companies economically tied to Hong Kong. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to Hong Kong.

Singapore. Singapore’s economy relies heavily on exports and trade relationships with other countries. Singapore companies could be adversely affected by changes in its relationships with other countries in the Asia-Pacific region, as well as economic or political developments in other Asian nations that are key trading partners of Singapore.

Taiwan. Taiwan’s economy is more sensitive than others to changes in exports and global trading, and to tensions in Taiwan’s relationship with China. Taiwan is more dependent than other countries on imports of raw materials. Tensions between Taiwan and China over Taiwan's independence could materially adversely affect companies in Taiwan.

Risks Associated with Investments in Companies outside the United States.

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy , such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU). Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

10

SUMMARY SECTION

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The Fund’s NAV could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

11

SUMMARY SECTION

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this Fund, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The annual returns bar chart demonstrates the risks of investing in the Asia Focus Fund by showing how the Fund’s performance has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.gafunds.com.

12

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 20.34% (for the quarter ended December 31, 2020). The worst performance was -20.97% (for the quarter ended March 31, 2020).

Average Annual Total Returns as of 12/31/21	One Year	Five Years	Ten Years
Asia Focus Fund:
Return Before Taxes	-6.32%	12.27%	6.19%
Return After Taxes on Distributions(1)	-8.14%	10.90%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.35%	9.85%	4.99%
MSCI AC Far East ex Japan Index (Net Return) (Reflects No Deductions for Fees and Expenses)	-8.42%	10.71%	7.63%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Manager

Edmund Harriss has been the lead portfolio manager of the Fund since 2003. Sharukh Malik and Mark Hammonds have been co-portfolio managers of the Fund since 2021. Messrs. Harris, Malik and Hammonds are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Sell Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

13

SUMMARY SECTION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

14

SUMMARY SECTION

China & Hong Kong Fund

Investment Objective

The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the China & Hong Kong Fund:

Shareholder Fees (fees paid directly from your investment)(1)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) (plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	1.00%
Distribution (12b-1) Fees:	None
Other Expenses:	0.50%
Shareholder Servicing Plan Fees	0.11%
All Other Expenses	0.39%
Total Annual Fund Operating Expenses:	1.50%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.

Example

This Example is intended to help you compare the cost of investing in the China & Hong Kong Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.82% of the average value of its portfolio.

Principal Investment Strategies

The China & Hong Kong Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of companies that are either primarily traded on the China or Hong Kong exchanges or that derive at least 50% of their revenues from business activities in China and/or Hong Kong, but which may be listed and traded elsewhere. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s allocations among companies may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting its selection criteria).

The Fund will normally hold around 35 positions of approximately equal weight, but the portfolio may vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Fund may invest in companies of any market capitalization size, but under normal conditions, the Fund will invest in companies with a minimum market capitalization of $500 million, including companies in emerging markets. The Fund’s currency is US Dollars, while most of its investments are denominated in foreign currencies. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

15

SUMMARY SECTION

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in securities of companies traded in or economically tied to China and Hong Kong.

Principal Risks

You can lose money investing in shares of the China & Hong Kong Fund and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investing in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value (“NAV”) or its ability to meet its investment objective. These risks are also described in the Principal Risks of Investing in our Fund section of this Prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in this Fund.

Geographic Focus Risk. The Fund’s investments are concentrated in companies that are economically tied to China and Hong Kong. The Fund’s portfolio holdings may be more sensitive to social, political and economic conditions in China and Hong Kong as compared to a Fund with a more geographically diverse investment portfolio.

Risks of Investing in China and Hong Kong. The stock markets of China and Hong Kong may experience volatility and instability, which may cause a security to be worth more or less than it was at the time of purchase, and these risks can apply to particular sectors and particular securities and to entire markets. China and Hong Kong stocks could rise or fall with changes in economic or political circumstances in these countries, including in their global interactions, and these stocks may fall out of favor with investors, and the Renminbi-Yuan and the Hong Kong Dollar may decline in comparison to the U.S. dollar.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China's policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

Hong Kong. Hong Kong companies could be adversely affected by changes in Hong Kong’s relationship with China, of which Hong Kong is a special administrative district. Recent changes in the political and legal structure in Hong Kong (but not the economic structure) could adversely affect companies in Hong Kong. Global reaction to China’s actions with respect to Hong Kong could also adversely affect the Fund’s investments in companies economically tied to Hong Kong. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to Hong Kong.

Risks Associated with Investments in Companies outside the United States.

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy , such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU). Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

16

SUMMARY SECTION

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The Fund’s NAV could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

17

SUMMARY SECTION

Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this Fund, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The annual returns bar chart demonstrates the risks of investing in the China & Hong Kong Fund by showing how the Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of three broad-based securities market indices. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.gafunds.com.

18

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 18.30% (for the quarter ended December 31, 2019). The worst performance was -21.66% (for the quarter ended September 30, 2015).

Average Annual Total Returns as of 12/31/21	One Year	Five Years	Ten Years
China & Hong Kong Fund:
Return Before Taxes	-6.70%	10.53%	6.48%
Return After Taxes on Distributions(1)	-11.24%	8.16%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.04%	8.07%	4.77%
Hang Seng Composite Index Total Return	-13.89%	6.99%	6.96%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Edmund Harriss has been the portfolio manager of the Fund since 1998. Sharukh Malik has been a co- portfolio manager of the Fund since 2021. Messrs. Harris and Malik are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

19

SUMMARY SECTION

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

20

SUMMARY SECTION

Global Energy Fund

Investment Objective

The Global Energy Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Energy Fund:

Shareholder Fees (fees paid directly from your investment)	None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.75%
Distribution (12b-1) Fees:	None
Other Expenses:	1.24%
Shareholder Servicing Plan Fees	0.18%
All Other Expenses	1.06%
Total Annual Fund Operating Expenses:	1.99%
Fee Waiver/Expense Reimbursement(2):	-0.54%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement (2):	1.45%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The Adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.45% through June 30, 2025. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in the Global Energy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$459	$914	$2,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.58% of the average value of its portfolio.

Principal Investment Strategies

The Global Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of both U.S. and non-U.S. companies principally engaged in the production, exploration or discovery, or distribution of energy including the research and development or production of alternative energy sources. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser believes that growing demands on existing energy supplies, in particular petroleum-based energy supplies, could lead to higher prices for this and other traditional energy sources and the profitable development of alternative sources of energy. The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria).

21

SUMMARY SECTION

The Fund will normally hold around 30 positions of approximately equal weight, but the portfolio may vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the Fund’s assets in securities of all market capitalization companies, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. The Fund will invest in companies economically tied to U.S. and to foreign countries, including, potentially, companies domiciled or traded in emerging markets. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities. For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long term capital appreciation primarily through investments in companies engaged in the exploration, production or distribution of oil, gas and other energy sources.

Principal Risks

You can lose money investing in shares of the Global Energy Fund and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investing in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value (“NAV”) or its ability to meet its investment objective. These risks are also described in the Principal Risks of Investing in our Fund section of this Prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in this Fund.

Energy Industry Risks. Prices of energy, including traditional sources of energy such as oil, gas, or electricity, and alternative energy, may fluctuate or decline due to many factors, including international political developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of the OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including sustainable energy companies, , and changes in technology affecting businesses, changes in tax regulations relating to energy, and limitations or incentives affecting particular energy sources. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors.

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

22

SUMMARY SECTION

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States.

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy , such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU). Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

Canada. The US is Canada’s largest trading partner of the US and Canada’s economy is closed linked to the US economy. Natural resources including energy and energy-related products and commodities are significant contributors to Canada’s economy. The Fund’s investments in Canadian companies could be adversely affected by volatility or declines in demand for energy and global demand for commodities produced by Canada.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China's policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The Fund’s NAV could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

23

SUMMARY SECTION

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. The Fund may invest in companies in emerging markets including China. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

24

SUMMARY SECTION

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The annual returns bar chart demonstrates the risks of investing in the Global Energy Fund by showing how the Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as well as energy sector index that, more closely resembles the investments of the Fund. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 30.90% (for the quarter ended December 31, 2020). The worst performance was -48.98% (for the quarter ended March 31, 2020).

25

SUMMARY SECTION

Average Annual Total Returns as of 12/31/21	One Year	Five Years	Ten Years
Global Energy Fund:
Return Before Taxes	45.98%	-3.19%	-2.00%
Return After Taxes on Distributions(1)	45.53%	-3.40%	-2.23%
Return After Taxes on Distributions and Sale of Fund Shares(1)	28.27%	-2.15%	-1.34%
MSCI World Energy Index (Net Return) (Reflects No Deductions for Fees and Expenses)	40.09%	-1.12%	-0.18%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Timothy W.N. Guinness, Chief Investment Officer of the Adviser, has been a portfolio manager of the Fund since the Fund’s inception in 2004. Will Riley has been a portfolio manager of the Fund since May 2010. Jonathan Waghorn has been a portfolio manager of the Fund since September 2013. Messrs. Guinness, Riley and Waghorn are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness Atkinson™ Funds, c/o U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

26

SUMMARY SECTION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

27

SUMMARY SECTION

Global Innovators Fund

Investment Objective

The Global Innovators Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund:

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None(1)	None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.75%	0.75%
Distribution (12b-1) Fees:	None	None
Other Expenses:	0.42%	0.23%
Shareholder Servicing Plan Fees	0.19%	None
All Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses:	1.17%	0.98%
Recoupment of fees waived and/or expenses reimbursed (2)	0.07%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.24%	0.98%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The Adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short position and extraordinary expenses) in order to limit the Total Annual Operating Expenses for Investor Class shares and for Institutional Class shares to 1.24% and 0.99% respectively through June 30, 2025. For each share class to the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$386	$657	$1,432
Institutional Class	$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.01% of the average value of its portfolio.

Principal Investment Strategies

The Global Innovators Fund invests in publicly-traded equity securities of companies that the Adviser believes are positioned for growth due to advances in technology, communications, globalism or innovative management. The Fund invests in companies that the Adviser believes can create value through original thinking. The Fund will consider all companies in the world’s developed stock markets, such as the United States, the United Kingdom, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and other stock markets in the European Union. The Fund also may consider investments in emerging stock markets, such as in China, Korea, Taiwan, Malaysia, Thailand, South Africa and Mexico. The Fund considers “emerging stock markets” to be stock markets in countries considered to be emerging market countries by any of the World Bank, the International Monetary Fund or any widely-recognized index of emerging market securities (e.g., Dow Jones, FTSE, S&P, MSCI).

28

SUMMARY SECTION

The Fund will normally hold around 35 positions of approximately equal weight. The Fund may invest in companies of any capitalization size. The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities. For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in companies, wherever located, that the Adviser believes are positioned to benefit from innovations in technology, communication, globalism or management strategies.

Principal Risks

You can lose money investing in shares of the Global Innovators Fund and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investing in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value (“NAV”) or its ability to meet its investment objective. These risks are also described in the Principal Risks of Investing in our Fund section of this Prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in this Fund.

Industry Risks. The technology, internet and communications industries or sectors are extremely competitive and subject to rapid rates of change. The competitive nature of these industries or sectors and rapid rate of change places a challenge on the management of these companies to be successful. The Fund may have more investments in these areas than other equity funds that do not focus on companies implementing innovation.

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

29

SUMMARY SECTION

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States.

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy , such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU). Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China's policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The Fund’s NAV could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

30

SUMMARY SECTION

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

31

SUMMARY SECTION

Performance

The annual returns bar chart demonstrates the risks of investing in the Global Innovators Fund by showing how the performance of the Fund’s Investor Class shares has varied from year to year. The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website: www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 27.36% (for the quarter ended June 30, 2020). The worst performance was -16.31% (for the quarter ended December 31, 2018).

Average Annual Total Returns as of 12/31/21	One Year	Five Years	Ten Years
Global Innovators Fund:
Investor Class Return Before Taxes	21.52%	20.51%	18.13%
Investor Class Return After Taxes on Distributions(1)	16.99%	18.64%	17.00%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares(1)	15.74%	16.37%	15.27%
Institutional Class Return Before Taxes*	21.86%	20.81%	18.31%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	21.82%	15.01%	12.68%
Nasdaq Composite Index	22.18%	24.94%	20.93%

*	The Fund’s Institutional Class shares were issued on December 31, 2015. Performance information shown for the Institutional Class prior to December 31, 2015, is based on the performance of the Investor Class.

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown for Investor Class Shares only and after-tax returns for classes other than Investor Class will vary from returns shown for Investor Class.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

32

SUMMARY SECTION

Portfolio Managers

Matthew Page, CFA, has been a portfolio manager of the Fund since May 2010. Dr. Ian Mortimer, CFA, has been a portfolio manager of the Fund since May 2011. Mr. Page and Dr. Mortimer are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, and having common rights and privileges. Each class in a multiple class fund has its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. Performance among share classes may also differ. Financial intermediaries who receive compensation for selling Fund shares may receive a different amount of compensation for selling different classes of shares. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

The Fund offers two classes of shares – Institutional Class shares and Investor Class shares. Shares of both classes are available for purchase at NAV without an initial sales charge. Investor Class shares charge a shareholder servicing fee of 0.25% per annum of average daily net assets. Institutional Class shares do not charge a shareholder servicing fee.

Type of Account	Minimum Initial Investments	Subsequent Investments
Institutional Class
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$100,000	$5,000
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$100,000	$5,000
Retirement	$100,000	$5,000
Gift (UGMA/UTMA)	$100,000	$5,000

Investor Class
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

Shareholders of the Global Innovators Fund at the time of the inception of the Institutional Class shares are permitted to purchase Investor Class shares without regard to account or investment minimums.

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable. For additional information please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

33

SUMMARY SECTION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

34

SUMMARY SECTION

Renminbi Yuan & Bond Fund

Investment Objective

The Renminbi Yuan & Bond Fund seeks total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Renminbi Yuan & Bond Fund:

Shareholder Fees (fees paid directly from your investment)(1)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) (plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.55%
Distribution (12b-1) Fees:	None
Other Expenses:	1.74%
Shareholder Servicing Plan Fees	0.05%
All Other Expenses	1.69%
Total Annual Fund Operating Expenses:	2.29%
Fee Waiver/Expense Reimbursement(2):	-1.39%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement (2):	0.90%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The Adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.90% through June 30, 2025. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in the Renminbi Yuan & Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$818	$2,276

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.79% of the average value of its portfolio.

Principal Investment Strategies

The Renminbi Yuan & Bond Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of Renminbi Yuan-denominated bonds that are issued by corporations and by the Chinese government (including its agencies or instrumentalities, quasi-governmental issuers (policy banks), and municipalities) and traded (i) over the counter in London, Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan. Renminbi (or “RMB”) is the official currency of China, with the principal unit being the Yuan. The Fund may, when desirable, invest up to 20% of its net assets in convertible securities of companies connected to the China region. The Fund also may invest in commercial paper, convertible securities and equity-linked notes, denominated in RMB or Yuan or other currencies. The Fund expects that it may hold a significant portion of its assets in cash and cash equivalents denominated in Renminbi or Yuan.

35

SUMMARY SECTION

The market for Renminbi Yuan denominated securities is centered in Hong Kong, while foreign exchange can be traded in Hong Kong, London and New York. The Adviser expects that the Fund’s investments will be in sovereign, supranational and corporate issuers which may or may not be connected to the China region but which will be denominated in Renminbi Yuan. These instruments are often traded over the counter in Hong Kong and Europe, and may also be included on the CIBM. The bond market is heavily weighted toward China sovereign and corporate financial issuers (both Chinese and non-Chinese). The Adviser therefore expects the portfolio to have sector concentration in both sovereign and financial issues. The Fund is non-diversified and because its investment strategy is focused on RMB-denominated issuers, the Fund may hold a relatively small number of security positions compared to other diversified funds that hold securities in a broader range of companies.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have fewer holdings than a fund that is not concentrated. The Fund may hold securities of all market capitalization companies, including companies in emerging markets. The Fund may invest in securities having short, medium or long-term maturities. The Fund may invest in securities that are considered “investment grade” or “high yield.” Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek a moderate level of current income and investments in dividend paying companies that have the ability to increase their dividends consistently over time.

Principal Risks

You can lose money investing in shares of the Global Innovators Fund and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investing in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value (“NAV”) or its ability to meet its investment objective. These risks are also described in the Principal Risks of Investing in our Fund section of this Prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in this Fund.

China Risk. Political, social, currency-rate fluctuations or economic instability within China, or a decline or volatility of investor interest in China could cause the Fund’s investments to decline in value. The Fund could become adversely affected by restrictions or changes in restrictions on foreign ownership or currency exchange controls.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China's policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

China Debt Risk. Investments in debt issued by Chinese companies can also be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers or markets.

36

SUMMARY SECTION

Interest Rate Risk. Interest rate fluctuations or adverse news about an issuer may cause the Fund’s investments to decline in value. An increase in interest rates could cause the Fund’s investments to decline in value, and a change in interest rates could have a greater effect on the Fund’s longer term investments.

Debt Securities Risk. Numerous factors can negatively impact the value of debt securities, including economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events. The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below “investment grade” or the unrated equivalent. Many of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a nationally recognized statistical ratings organization (“NRSRO”), and the Adviser will conduct its own determination of creditworthiness of the issuer.

Credit Risk. There is a risk that issuers of the Fund’s securities do not make interest or principal payments when due, or “pre-pay” or “extend” their obligations, or that the Fund invests in an unsecured debt instrument and the issuer defaults, any of which could cause the Fund’s investments to decline in value.

Currency Risk. The Fund’s currency is US Dollars, while its investments are denominated in the Renminbi (“RMB”) and Yuan (traded as “CNH” in Hong Kong and “CNY” in mainland China). The Fund’s investments could decline in value if these currencies diverge from each other, or if Chinese currencies decline in value relative to the U.S. dollar.

Currency Exchange Risks. RMB, CNH and CNY fluctuate against the US Dollar and can be more volatile, especially during times of economic stress, and China may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities.

RMB Risk. The Renminbi (RMB) may be traded offshore (primarily in Hong Kong, at present) or in mainland China. At present, the Fund can buy Renminbi only at the offshore exchange rate. The offshore and the onshore Renminbi exchange rates may diverge in value, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than in another. The Fund will have to acquire RMB to make investments, and convert RMB to US dollars to pay redemptions. There is no guarantee that the Fund will be able to obtain access to the relatively more desirable currency, for investment purposes, and the Fund’s ability to convert RMB to U.S. dollars may be limited.

China Currency Risk. China’s currencies are subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Concentration Risk. The Fund’s investments are concentrated in sovereign debt of China, and weighted in issuers in the banking and finance industries. The Fund’s investments could decline if these investment sectors decline in value. The Fund could face difficulty in selling its Renminbi Yuan bond holdings due to low liquidity or high volatility, and this risk would be enhanced due to its concentration in China investments. Offshore Renminbi Yuan-denominated bond issues are growing in number and issue with new supply but are still smaller compared to dollar-denominated issues and more developed markets which can result in less liquidity and greater price volatility. The number of new issues may vary and supply of new issues may be constrained.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

37

SUMMARY SECTION

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy , such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU). Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. All of the risks of investing in foreign securities are heightened by investing in emerging markets. The Fund invests in companies in China, which remains designated as an emerging markets economy although it is the second largest economy in the world. The Fund’s investments in issuers connected to China involve risks and considerations not typically associated with investments in more developed economies or markets. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. Securities issued by companies in emerging markets are subject to a greater risk of market interventions, inflationary or deflationary forces, and potentially more monetary policy influences which can affect a security’s value. Some emerging markets such as Taiwan and Hong Kong may face more risks due to changes in policies or political positions of China.

Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Diversification Risk. The Renminbi Yuan & Bond Fund is non-diversified. It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio. The Fund’s focus on a smaller number of issues or issuers including foreign companies and sovereign debt of exposes the Fund to great market risk and potential monetary losses than if the Fund’s assets were invested only in U.S. stocks.

38

SUMMARY SECTION

Risk of Large Shareholder Redemptions. Certain entities, accounts, individuals may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities, accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Small Companies. The Fund’s investments in securities issued by small companies may be more volatile in price than those of larger companies and involve substantial risks. Small issuers may be more sensitive to economic conditions, have more variable growth prospects, lack management experience and may have less capital for growth and development and limited product lines and markets; and may be more sensitive to interest rate increases, because it may be more difficult for these issuers to borrow money to invest in their businesses, and it may be more difficult for these issuers to repay loans.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this Fund, please see the Principal Risks and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The annual returns bar chart demonstrates the risks of investing in the Renminbi Yuan & Bond Fund by showing how the Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as well as two indices of currency performance. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.gafunds.com.

39

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 4.95% (for the quarter ended December 31, 2020). The worst performance was -5.00% (for the quarter ended December 31, 2016).

Average Annual Total Returns as of 12/31/21	One Year	Five Years	Ten Years
Renminbi Yuan & Bond Fund:
Return Before Taxes	3.00%	4.56%	2.28%
Return After Taxes on Distributions(1)	2.17%	3.92%	1.50%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.34%	3.02%	1.30%
RMB Cash Offshore (CNH)*	2.29%	1.88%	-0.02%
RMB Cash Onshore (CNY)*	2.69%	1.79%	-0.10%
Hang Seng Markit iBoxx Offshore RMB Overall Index	5.04%	6.13%	3.96%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
*	Net change in exchange rate versus the U.S. Dollar

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Fund in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Manager

Edmund Harriss has been the Fund’s portfolio manager since June 2011, and is primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

40

SUMMARY SECTION

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$10,000	$1,000
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$5,000	$1,000
Retirement	$5,000	$1,000
Gift (UGMA/UTMA)	$5,000	$1,000

Account minimums at broker-dealer firms may be lower for omnibus account investments. For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax deferred arrangements may be taxable. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

41

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Alternative Energy Fund

Return to Alternative Energy Fund Summary Section

Investment Objective

The Alternative Energy Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Alternative Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of alternative energy companies (both U.S. and non-U.S.). Alternative energy companies include, but are not limited to companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels and the various companies that provide the equipment and technologies that enable these sources to be tapped, used, stored or transported, including companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the Fund as of December 31, 2021 was 31. The Adviser will invest the Fund’s assets in securities of all market capitalization companies and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.

Except as noted above, the Fund’s Board of Trustees (the “Board”) may change the Alternative Energy Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Alternative Energy Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash investments or high quality short-term money market instruments. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain fully invested.

Principal Risks

Return to Alternative Energy Fund Summary Section

As discussed in the Summary Section and described further below, the Alternative Energy Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Alternative Energy Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Alternative Energy Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in these sectors. The Adviser determines an issuer’s industry classification based on the Adviser’s evaluation of the issuer’s operations.

42

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Fund is subject to the risk that the earnings, dividends, and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including international political developments; production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries; relationships among OPEC members and other oil-producing countries and between these countries and oil-importing nations; energy conservation; foreign, federal and state regulatory environments; tax policies; and the economic growth and political stability of the key energy-consuming and energy-producing countries.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Alternative Energy Fund.

43

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Asia Focus Fund

Return to Asia Focus Fund Summary Section

Investment Objective

The Asia Focus Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Asia Focus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of Asian companies (excluding Japan). These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund considers an issuer of securities to be an Asian company if: (1) it is organized under the laws of a country in Asia or has a principal office in a country in Asia; (2) it derives a significant portion (i.e., 50% or more) of its total revenues from business in the Asia region; or (3) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia. By applying this test, it is possible that a particular issuer could be deemed to be from more than one region or country. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

Under normal market conditions the Asia Focus Fund will invest in at least four different countries. These countries include but are not limited to:

• Bangladesh	• Malaysia	• Sri Lanka
• China	• Pakistan	• Taiwan
• Hong Kong	• Philippines	• Thailand
• India	• Singapore	• Vietnam
• Indonesia	• South Korea

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the Fund as of December 31, 2021 was 32. The Adviser will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.

Except as noted above, the Board may change the Asia Focus Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

44

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Principal Risks

Return to Asia Focus Fund Summary Section

As discussed in the Summary Section and described further below, the Asia Focus Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a Fund that invests in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Asia Focus Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Asia Focus Fund.

45

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

China & Hong Kong Fund

Return to China & Hong Kong Fund Summary Section

Investment Objective

The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong.

Principal Investment Strategies

The China & Hong Kong Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the following types of equity securities:(1) equity securities of companies organized under the laws of China or Hong Kong;(2) equity securities of companies that derive at least 50% of their revenues from business activities in China and/or Hong Kong, but which are listed and traded elsewhere. The Fund also invests in equity securities of companies that are primarily traded on the China or Hong Kong exchanges. By applying this test, it is possible that a particular issuer could be deemed to be from more than one region or country. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.

Except as noted above, the Board may change the China & Hong Kong Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the pursuit of the China & Hong Kong Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

Return to China & Hong Kong Fund Summary Section

As discussed in the Summary Section and described further below, the China & Hong Kong Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a Fund that invests in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks. The stock markets in which the China & Hong Kong Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The following additional risks apply to the China & Hong Kong Fund:

•	China’s system of government is totalitarian and has been run by the Communist Party of China since the founding of the People’s Republic of China in 1949. The system is not democratic, there is no popular representation and decision making can be both opaque and arbitrary.

•	China has a long history of tensions with its neighbors. There have been long-running territorial disputes with several neighbors, including a continuing dispute over the status of Taiwan. Military conflict with other countries could disrupt economic development and could destabilize the entire region.

46

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

•	China’s growing economic power has changed the geopolitical picture in Asia with growing tensions between China and the other Asian giants, Japan and India. China is also exposed to possible upheavals in the Korean peninsula. All of these carry the risk of weakening economic growth and development.

•	Social tensions stemming from China’s rapid growth have increased alongside growing income inequality. The risk of social unrest, as happened in 1989 in Tiananmen Square and across China or more recently in Tibet, could precipitate a government reaction that could reverse China’s recent growth policies.

•	A program of economic and administrative reform was begun in 1978. These reforms cover state-owned industrial enterprises, the establishment of privately owned businesses, private property ownership, deregulation of prices and trade tariffs and reform of the legal system. These have all contributed a substantial rise in prosperity over the last thirty years but they could be altered, stopped or reversed at any time.

•	The risk of nationalization, expropriation or confiscation of property may be higher in China than in other countries.

•	The legal system is still based on statutes promulgated by various state bodies dealing with economic matters such as foreign investment, company organization and governance, commerce, taxation and trade. However, these laws are quite recent with published court decisions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain.

•	China is still a developing economy with significant disparities in progress both geographically and between sectors. This puts strain on China ageing infrastructure and on its financial system. This presents a number of risks to businesses by increasing volatility and the possibility of loss.

•	While China’s domestic economy is now large, the consumer sector is still in its infancy and China therefore relies on exports to a significant degree. The risk of trade disputes with China’s major trading partners in the US and EU could damage trade.

•	China’s increasing search for supplies of natural resources is leading it to develop trade relations with countries which are, or may become, subject to sanctions imposed by the United Nations and/or the United States and European Union.

•	There is also risk posed by changes in the value of the currency against the U.S. dollar and the currencies of China’s trading partners; China’s currency is not yet freely convertible; and there is also the risk that an increase in inflationary pressures may push interest rates significantly higher.

•	Investments in this Fund are not diversified across other countries and exposure to China-specific risks is much higher than would be for a more geographically diversified fund and may result in greater volatility.

•	Investments in companies exposed to China may be affected by inflation, interest rate and inflation rate fluctuations that are specific to China.

The Fund may invest in domestic China securities (China A shares) listed on either of the Shanghai or Shenzhen Stock Exchanges via the Shanghai Hong Kong Stock Connect scheme or the Shenzhen Hong Kong Stock Connect scheme. These Stock Connect schemes are relatively new and investors are subject to trading suspensions, quota limitations and market suspensions, clearing, settlement and custody risks that differ from such risk associated with Chinese securities that trade in other markets.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the China & Hong Kong Fund.

47

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Global Energy Fund

Return to Global Energy Fund Summary Section

Investment Objective

The Global Energy Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Global Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of both U.S. and non-U.S. companies principally engaged in the production, exploration or discovery, or distribution of energy including the research and development or production of alternative energy sources. For purposes of this policy, the term “principally engaged” means that the company must derive at least 50% of its annual gross revenues from the activities listed above. The Fund will not change this policy unless it gives shareholders at least 60 days advance notice. The Adviser believes that growing demands on existing energy supplies, in particular petroleum-based energy supplies, could lead to higher prices for this and other traditional energy sources and the profitable development of alternative sources of energy.

These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities. For this purpose, a “global security” means a security issued by a company with significant business activities outside the U.S., including but not limited to:

•	Having significant assets, revenues or profits coming from outside the U.S.;
•	Operating significant business activities outside the U.S.;
•	Having shares principally traded on an exchange or market outside the U.S.;
•	Organized under the laws of a country other than the U.S.;
•	Receiving significant economic inputs (including but not limited to raw materials, components or supplies) from sources outside the U.S.;
•	Forming part of a benchmark of an index and identified by the index creator as a non-U.S. security; or
•	Accessing capital markets outside the U.S.

By applying these tests, it is possible that a particular issuer could be deemed to be from more than one region or country. The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the Fund as of December 31, 2021 was 33. The Fund will invest in securities of companies without regard to market capitalization and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.

Except as noted above, the Board may change the Global Energy Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Global Energy Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

Return to Global Energy Fund Summary Section

As discussed in the Summary Section and described further below, the Global Energy Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in the Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this Fund.

48

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

In addition, investing in common stocks entails a number of risks. The stock markets in which the Global Energy Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

The Fund is subject to the risk that the earnings, dividends, and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including international political developments; production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries; relationships among OPEC members and other oil-producing countries and between these countries and oil-importing nations; energy conservation; foreign, federal and state regulatory environments; tax policies; and the economic growth and political stability of the key energy-consuming and energy-producing countries.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Global Energy Fund.

49

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Global Innovators Fund

Return to Global Innovators Fund Summary Section

Investment Objective

The Global Innovators Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Global Innovators Fund will seek to obtain its investment objectives through focused investment in securities of companies that the Adviser believes are positioned from one or more of the following: advances in technology, advances in communications, globalism or innovative management.

The Global Innovators Fund invests in public-traded equity securities of companies that the Adviser believes are positioned for growth due to advances in technology, communications, globalism or innovative management. The Fund invests in companies that the Adviser believes can create value through original thinking. The Fund will consider all companies in the world’s developed stock markets, such as the United States, the United Kingdom, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and other stock markets in the European Union. The Fund also may consider investments in emerging stock markets, such as in China, Korea, Taiwan, Malaysia, Thailand, South Africa and Mexico. The Fund considers “emerging stock markets” to be stock markets in countries considered to be emerging market countries by any of the World Bank, the International Monetary Fund or any widely-recognized index of emerging market securities (e.g., Dow Jones, FTSE, S&P, MSCI).

The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities. For this purpose, a “global security” means a security issued by a company with significant business activities outside the U.S., including but not limited to:

•	Having significant assets, revenues or profits coming from outside the U.S.;
•	Operating significant business activities outside the U.S.;
•	Having shares principally traded on an exchange or market outside the U.S.;
•	Organized under the laws of a country other than the U.S.;
•	Receiving significant economic inputs (including but not limited to raw materials, components or supplies) from sources outside the U.S.;
•	Forming part of a benchmark of an index and identified by the index creator as a non-U.S. security; or
•	Accessing capital markets outside the U.S.

By applying these tests, it is possible that a particular issuer could be deemed to be from more than one region or country. The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the Fund as of December 31, 2021 was 30. The Adviser will invest the Global Innovators Fund’s assets in a company’s securities without regard to the issuer’s market capitalization.

The Adviser identifies companies with favorable characteristics on innovation from the identifiable universe of companies, and performs research and fundamental analysis to understand the company’s business model, valuation and potential for return. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Board may change the Global Innovators Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Global Innovators Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

50

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Principal Risks

Return to Global Innovators Fund Summary Section

As discussed in the Summary Section and described further below, the Global Innovators Fund is subject to the risks common to all mutual funds that invest in equity securities. Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this Fund.

The Fund’s investment strategy gives rise to the following specific risk:

Industry Risks. Many of the Fund’s investments will be in companies in the technology, internet and communications industries or sectors, because there are many innovative companies in those sectors. These industries or sectors are extremely competitive and subject to rapid rates of change or development. The competitive nature of these industries or sectors and the rate of change pose a challenge on the management of these companies to be successful. The Fund may have more investments in these areas than other equity funds that do not focus on companies implementing innovation.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Global Innovators Fund.

51

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Renminbi Yuan & Bond Fund

Return to Renminbi Yuan & Bond Fund Summary Section

Investment Objective

The Fund’s investment objective is total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Principal Investment Strategies

Under normal conditions, the Fund will invest a substantial portion of its net assets in Renminbi Yuan-denominated debt instruments that are issued corporations and by the Chinese government (including its agencies or instrumentalities, quasi-governmental issuers (policy banks), and municipalities) and traded (i) over the counter in London, Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan. Renminbi (or “RMB”) is the official currency of China, with the principal unit being the Yuan. The Fund may invest up to 20% of its net assets in convertible securities of companies economically tied or otherwise connected to the China region when desirable. The Fund will also invest in other instruments denominated in Renminbi, Yuan or other currencies, including cash or cash items, bank deposits, certificates of deposit, commercial paper, convertible securities and equity-linked notes. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

Renminbi Yuan-denominated bonds are primarily issued by governmental agencies of China, China policy banks, banking and finance companies, other China issuers and have also been issued by global multinational corporations. The Renminbi Yuan bond markets in London and Hong Kong are newly-developed markets, with a relatively small number of issuers. Some Renminbi Yuan bonds may trade and settle on Euroclear. China recently permitted foreign investors to access CIBM, an over the counter bond market in mainland China; however, currently, the Fund does not access CIBM directly. The Fund intends to purchase and sell Renminbi Yuan-denominated bonds in any permissible market.

The Adviser expects that the Fund’s investments will be connected to the China region, although non-Chinese issuers have issued Renminbi Yuan bonds that are available in the over the counter markets. The Adviser believes that as the markets develop and more issuers elect to participate, the Fund’s holdings will diversify into issuers not directly connected with the economic performance in China. The Fund’s portfolio will be heavily weighted to banking and finance companies, sovereign debt issued by China and its agencies and instrumentalities, Chinese companies and companies with significant connections to the Chinese economy. For this purpose, securities issued by “the government of China, its agencies and instrumentalities” do not include securities issued by separately incorporated enterprises (even if the government of China is a principal investor), such as China policy banks. China policy banks are the Agricultural Development Bank of China, China Development Bank and The Export-Import Bank of China, and these policy banks finance economic and trade development, and state investment projects. The Fund may also invest in issuances by local authorities and municipalities in China, including economic development bonds and bonds related to transportation facilities and infrastructure projects.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have a limited number of holdings. The Fund may hold securities of all market capitalization companies, including companies in emerging markets. The Fund may invest in securities having short, medium or long-term maturities, which may be “investment grade” or below “investment grade”. The Fund is non-diversified.

The People’s Bank of China operates a program for foreign investors to participate in the CIBM, an over the counter bond market in which investors can trade certain sovereign instruments and corporate debt obligations denominated in RMB. Commercial banks in China are required to conduct bond activity via the CIBM. Currently, the Fund intends to seek to obtain access to the CIBM when an application by the Fund is permissible. There can be no assurance that access to the CIBM will be permitted, obtained or continued. Additional information about these markets is available in the Statement of Additional Information under the heading Renminbi Bond Market Risks.

When current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Renminbi Yuan & Bond Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

52

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Principal Risks

Return to Renminbi Yuan & Bond Fund Summary Section

As discussed in the Summary Section and described further below, the Renminbi Yuan & Bond Fund is subject to the risks common to all mutual funds that invest in fixed income securities and foreign securities. Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this Fund.

An investment in a fund with exposure to the securities markets in the China region involves certain risks and special considerations not typically associated with investment in more developed economies or markets. These risks include greater government control over the economy, political and legal uncertainty, currency fluctuations or exchange limitations, the risk that China’s government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the markets for Renminbi Yuan bonds are emerging markets characterized by relatively few numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets. Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension. Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency. Moreover, information about issuers in emerging markets including China may not be as complete, accurate or timely as information about listed companies in other more developed economies or markets.

In addition, investing in debt securities entails a number of risks. A variety of factors can negatively impact the value of debt securities. These factors include economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events. The types of debt issues currently available for the Fund to purchase are issued by mid-cap or larger issuers, many of which have maturities of five years or less. Longer term debt instruments are usually more sensitive to interest rate changes. The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent. Most of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a Nationally Recognized Statistical Ratings Organization (“NRSRO”), and the Adviser will conduct its own determination of creditworthiness of the issuer. The debt securities in which the Fund will invest likely will be unsecured obligations. Debt securities are also subject to liquidity risk, and prepayment risk and extension risk (the risk that borrowers will prepay or defer their payment obligations). There is no guarantee that new issuer will be available for the Fund to invest in.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities or currency in payment of interest or principal. Moreover, a lack of liquidity or the inability to exchange currency may limit the Fund’s ability to sell securities or to fund redemption requests. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. Foreign securities markets may have lower volumes of trading, and may involve longer settlement periods and higher transaction costs compared to U.S. markets.

The Fund’s investments will be made in China’s currency, the Renminbi (RMB), which can be traded offshore (primarily in Hong Kong, at present) or in mainland China. At present, the Fund can buy Renminbi only at the offshore exchange rate. The offshore and the onshore Renminbi exchange rates may diverge in value, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than in another. In previous years, the divergence between the offshore and onshore rates has been pronounced but has since narrowed. The government of China may take action that will result in this divergence increasing or decreasing, or may take no action at all. The Fund will have to acquire RMB to make investments, and convert RMB to US dollars to pay redemptions. There is no guarantee that the Fund will be able to obtain access to the relatively more desirable currency, for investment purposes, and the Fund’s ability to convert RMB to U.S. dollars may be limited.

53

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Renminbi Yuan & Bond Fund is non-diversified. It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio. The Renminbi Yuan & Bond Fund is exposed to greater investment risk because its investments are economically tied or otherwise connected to China.

The following additional risks apply to the Renminbi Yuan & Bond Fund:

•	China’s system of government is totalitarian and has been run by the Communist Party of China since the founding of the People’s Republic of China in 1949. The system is not democratic, there is no popular representation and decision making can be both opaque and arbitrary.

•	China has a long history of tensions with its neighbors. There have been long-running territorial disputes with several neighbors, including a continuing dispute over the status of Taiwan. Military conflict with other countries could disrupt economic development and could destabilize the entire region.

•	China’s growing economic power has changed the geopolitical picture in Asia with growing tensions between China and the other Asian giants, Japan and India. China also is exposed to possible upheavals in the Korean peninsula. All of these carry the risk of weakening economic growth and development.

•	Social tensions stemming from China’s rapid growth have increased alongside growing income inequality. The risk of social unrest, as happened in 1989 in Tiananmen Square and across China or more recently in Tibet, could precipitate a government reaction that could reverse China’s recent growth policies.

•	A program of economic and administrative reform was begun in 1978. These reforms cover state-owned industrial enterprises, the establishment of privately owned businesses, private property ownership, deregulation of prices and trade tariffs and reform of the legal system. These all have contributed a substantial rise in prosperity over the last thirty years but they could be altered, stopped or reversed at any time.

•	The risk of nationalization, expropriation or confiscation of property may be higher in China than in other countries.

•	The legal system is still based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, commerce, taxation and trade. These laws are quite recent with published court decisions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain.

•	China is still a developing economy with significant disparities in progress both geographically and across sectors. This puts strain on China’s aging infrastructure and on its financial system. This presents a number of risks to businesses by increasing volatility and the possibility of loss.

•	While China’s domestic economy is now large, the consumer sector is still in its infancy and China therefore relies on exports to a significant degree. The risk of trade disputes with China’s major trading partners in the U.S. and EU could damage trade.

•	There is also risk posed by changes in the value of the currency against the U.S. dollar and the currencies of China’s trading partners; China’s currency is not yet freely convertible in all markets; and there is also the risk that an increase in inflationary pressures may push interest rates significantly higher. The imposition of additional currency exchange limitations could affect the Renminbi Yuan bond markets generally and cause the investments to become illiquid.

•	The government of China could impose controls on currency conversion and movements in RMB exchange rates that could adversely affect companies in the China region, including issuers of debt instruments in which the Fund invests.

•	Investments in this Fund are not diversified across other countries and exposure to China-specific risks is much higher than would be for a more geographically diversified fund and may result in greater volatility.

•	Investments in this Fund may be concentrated in securities issued by the government of China, its agencies and instrumentalities, or banking and financial institutions (organized in China or elsewhere).

•	Investments in companies exposed to China may be affected by inflation, interest rate and inflation rate fluctuations that are specific to China.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Renminbi Yuan & Bond Fund.

54

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Risks of Investing in Our Funds

General Risks

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

As with all mutual funds, investing in our Funds involves certain risks. We cannot guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of our Funds.

The Funds may use various investment techniques, some of which involve greater amounts of risk. We discuss these investment techniques in detail in the Funds’ Statement of Additional Information (the “SAI”). To reduce risk, the Funds are subject to certain limitations and restrictions, which we also describe in the SAI.

The Funds considers an issuer of securities to be a company economically tied to a country if it satisfies at least one of the following tests: (1) it is organized under the laws of a country or has its headquarters in a country; (2) it derives a significant portion (i.e., 50% or more) of its total revenues or profits from, or devotes 50% or more of its assets to, business in a country but is listed elsewhere; or (3) its equity securities are traded principally on a stock exchange or over-the-counter market in a country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country.

You should consider the risks described below before you decide to invest in our Funds. Except as noted, each of these risks applies to each Fund.

Risks of Investing in Mutual Funds

The following risks also apply to the Funds:

•	Market Risk. The Funds invest in publicly -traded equity securities, which are subject to market risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of a Fund.

•	Dividend Paying Securities Risk. The Funds invest in securities that pay dividends. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase. Changes in dividend policies of companies held by a Fund, or in capital resources for such companies, could adversely affect the Fund. Dividend paying securities, as a group, may fall out of favor with the market and could underperform the overall equity market or stocks of companies that do not pay dividends.

•	Global Risks. The Funds invest in companies in multiple countries and regions. Countries and regions may experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters, acts of God, infectious diseases and pandemics, recessions, and/or systemic market dislocations (including due to events outside of such countries or regions), including interruptions in supply chains, shipping and transportation and resource allocations, all of which can adversely impact share prices of a Fund’s portfolio holdings. The global interconnectivity of companies and markets, especially with respects to goods, can be negatively impacted by events occurring in areas that are geographically removed from a company’s principal location. These events have resulted in, and in the future may lead, to increased short-term market volatility and could have adverse long-term effects, on specific companies, on a particular region’s economy or markets, or on the U.S. and world economies and markets generally, each of which may negatively impact the Funds’ investments. The value of a Fund’s portfolio holdings could decline generally or underperform other investments at any time. Global financial markets can also be affected by a variety of stresses, including inflation (or expectations for inflation), interest rates and interest rate management, global demand for particular products or resources, regulatory events and banking or government controls, any of which could cause a decline in the value of a security, and a decline in the value of equity securities generally if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Funds. A Fund’s NAV may fluctuate significantly over short and long periods.

55

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

• Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing and has adversely impacted a range of industries as well as general financial conditions, and can result in changing market conditions for securities, including trading closures, as well as trading costs and reduced liquidity. This pandemic has also affected working and trade conditions, resulting in mandated business closings, supply chain interruptions, and limitations on travel and transportation, as well as reduced or stressed working conditions. The current Covid-19 pandemic has damaged, and likely will continue to damage, the global economy. There is no certainty concerning how long the pandemic will last, the extent or efficacy of vaccines, or the impacts of government interventions to mitigate or remediate the effects of the pandemic. The extent of the damage to the individual or global economies is unknown. The Covid-19 pandemic may adversely affect companies in the Fund’s portfolio, including their ability and willingness to pay dividends, which could negatively impact their stock prices.

• Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

•	Management Risk. There is a risk that the investment strategy could be improperly implemented or fails to a Fund’s objective. The Funds are actively managed, and each Fund’s investments are not selected to replicate an index. The Adviser’s portfolio managers exercise judgment in selecting portfolio securities for each Fund; the portfolio managers’ judgment could be incorrect and the portfolio selections might not produce the desired results.

•	Redemption Risk. There is a risk that a Fund could lose money if it had to sell its securities to meet redemption requests. This risk could be elevated if the redemption requests are unusually large, occur in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities the Adviser wishes to sell to satisfy the redemption requests become illiquid. Selling securities to meet redemption requests could generate capital gains, which could be taxable, and could cause the Fund to incur brokerage costs, which could decrease the Fund’s return.

•	Capitalization Risk. The Funds invest in companies with a range of capitalizations including small cap (under US$1 billion), mid cap (under US$5 billion) and large cap companies. Small- and medium-cap companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, and may be less agile in responding quickly to market and product challenges and may be adversely affected by declines among lines of business. Investing in small cap and medium cap companies may make a Fund more risky than a fund that only invests in securities or large capitalization companies.

•	Liquidity Risk. The Funds invest in securities, which may become illiquid. Illiquid, for this purpose, means that the security cannot be sold under current market conditions within seven days without significantly changing the price from the price at which the Fund carries the investment on its books. Investments that are illiquid could become difficult to value. A lack of liquidity in an investment could cause a Fund to decline in value, if the Fund cannot sell the holding at the desired time and price. An investment can become illiquid at any time for a number of reasons, including due to a lack of an active market for the security, a lack of market interest for the security, or an excess of sellers of the security which contributes to downward pricing pressure. If a Fund is forced to sell a security, to meet a redemption requests or for other reasons when the security is illiquid, the Fund could incur a loss. Liquidity risk can be magnified in times of market stress. The Funds may be more sensitive to this risk because they invest in non-US securities. Some Funds invest in securities issued by companies in China and Japan; for these securities, markets in China and Japan may close for an extended number of days for national holidays. Companies that are listed in or operating primarily in emerging markets may face increased liquidity risks as compared to companies in developed markets. During periods of market stress, liquidity of a Fund’s shares may be adversely impacted if any of the Fund’s underlying portfolio securities faces liquidity issues, which could cause a Fund’s shares to trade at a premium or discount to the Fund’s NAV. The Funds have adopted a liquidity risk management program to manage liquidity risk of their underlying portfolios.

56

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

•	Fund Cybersecurity Risk. The Funds, their service providers, and companies in which the Funds invest are subject to varying degrees of cybersecurity risk. Cybersecurity risk is the risk that unauthorized access can be made to information technology systems resulting in loss, and can include intentional or accidental events. Cybersecurity events can include unauthorized access to technology systems (such as through “hacking” or via malicious software), and may seek to remove or alter information or assets (including data), or otherwise disrupt operations. Cybersecurity events may also include external events such as “denial of service” attacks that render websites unavailable. A cybersecurity event affecting the Adviser, distributor, financial intermediaries (such as brokers) and other service providers (including, but not limited to, custodians, transfer agents, and administrators), or the issuers of securities in which the Fund invests could disrupt Fund operations and adversely affect a Fund. Cybersecurity events can result in financial losses, the inability to process trades or transactions or calculate a Fund’s NAV, disclosure of confidential information, interference with trading activity, hampering the ability of the Fund and/or its service providers to conduct business, violations of privacy and other laws, regulatory fines, penalties, reputational damage, and/or additional legal, compliance and remediation costs. Cybersecurity events could also render fund records and information inaccessible, inaccurate or incomplete. Substantial costs may be incurred by a Fund and its service providers in order to resolve or prevent cyber incidents in the future. Although the Funds and the Adviser have implemented programs to deter or mitigate the risks of cybersecurity events, there is no guarantee that such plans are sufficient or that they address all foreseeable risks, particularly because neither the Funds nor the Adviser can control cybersecurity defenses of service providers, counterparties, intermediaries or the companies in which the Funds invest.

Risks of Investing in Foreign Securities

The following risks are common to the Funds that invest in foreign securities:

•	Foreign Securities Risks. Investments in foreign securities and foreign issuers (such as through depository receipts) have additional risks. These can include other market risks such as illiquidity, higher volatility and potential controls on foreign investments as well as political risks, economic risks (which may be tied to political risks), civil conflict, war, expropriation of assets, import or export controls. Investments in foreign securities are also subject to legal, regulatory, economic, political and social risks in their home countries. The Funds expect to make investments in foreign companies located in the United Kingdom and Europe, Australia and countries in Asia.

•	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations and standards concerning financial disclosure, accounting, and auditing. Corporate financial information that would be disclosed under US law may not be available for companies domiciled in foreign countries, and less information may be available about a company’s operations than would be available about a US issuer. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Investing in foreign securities can also expose a Fund to political, social and economic risks that differ from risks faced by US companies, including risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs. A Fund may not have the same rights as an investor in a company in a foreign country as accorded to investors in domestic companies.

•	In 2020, the US enacted the Holding Foreign Companies Accountable Act (“HFCAA”), which requires foreign issuers with securities listed on US exchanges to be de-listed from US exchanges if those companies are audited by an auditor in a foreign country that does not permit inspection by the US Public Company Accounting Oversight Board. Currently, listed foreign issuers are required to disclose whether they are owned or controlled by foreign government entities or officials, and whether foreign government entities or officials assert control over the financial audit process or prohibit the PCAOB inspection of a company’s audit firm including the company’s audit. Regulations implementing the HFCAA were finalized in 2021. Under those regulations, a foreign company could not list shares on a U.S. stock exchange if the company does not permit oversight of the company’s audit by the PCAOB for three consecutive years. The full impact of the HFCAA cannot be predicted.

•	Currency and Currency Exchange Risk. Most foreign stocks are denominated in the currency of the country where they are traded. Each Fund’s currency is U.S. dollars, while some of their investments may be denominated in foreign currencies. Accordingly, some investments by a Fund may be subject to currency fluctuations because the Fund’s NAV, calculated in U.S. dollars, could be affected by a change in exchange rates. Some foreign currencies are more volatile in trading against the U.S. dollar, especially in times of economic stress, and some foreign countries impose limits on trading or repatriation of currency. A Fund’s NAV may decline if the foreign currency in a market in which the Fund invests declines as measured against the U.S. dollar. A Fund may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa.

• China currency risk. The Funds invest in securities of issuers in China. China has only comparatively recently moved from a pegged currency to a managed float. The Renminbi Yuan is not completely freely traded and its value at any given point in time may not reflect economic fundamentals. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

57

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

• Currency rate volatility. Some Asian currencies, such as the currencies of South Korea (Won), Taiwan (New Taiwan dollar), and India (Rupee) trade only in local markets and may be more volatile than other currencies and their value may not properly reflect the underlying economic fundamentals of their respective economies.

•	Foreign Securities Markets Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for a Fund to buy or sell foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Many foreign securities markets are more concentrated than the US securities market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign securities market than a single company or group of companies would on the US securities markets. Some foreign securities markets are closed to trading for extended periods, such as for scheduled holidays, which could make a Fund’s holdings in those markets illiquid. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, differences in accounting, audit or reporting standards, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

•	Brexit Risk. Companies in which the Fund invests could be affected by “Brexit”, the withdrawal of the United Kingdom from the European Union (the “EU”), which occurred in 2020. Although some elements of trading relationships between the UK and the EU have been finalized, there remains general uncertainty about other relationships, regulations, impacts on specific industries and enforcement effects. Investments (in any country, but potentially more significantly, in countries outside the U.S.) may be impacted by Brexit. The precise impacts of Brexit are not known, but Brexit could impact the value of UK currency, general economic conditions, interest rates and exchange rates and/or create general economic, political, or regulatory uncertainty, within the EU and globally. This uncertainty could impact investments due to trade barriers or restrictions, changes in data protection or privacy regulation, patent or trademark protections, and the potential that companies may be unable to perform commercial contracts as originally intended. The Fund could be adversely affected by Brexit if the companies in which the Fund invests are adversely affected by Brexit.

•	Emerging Market Risks. The Funds may invest in companies in emerging markets, including South Korea, Taiwan and China (including Hong Kong). Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increase volatility or more difficulty in determining the value or liquidity of holdings. Securities issued by companies in emerging markets are subject to a greater risk of market interventions, inflationary or deflationary forces, and potentially more monetary policy influences which can affect a security's value. Some emerging markets such as Taiwan and Hong Kong may face more risks due to changes in policies or political positions of China.

Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

•	Expropriation Risk. Foreign governments may expropriate a Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on a Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event were to occur.

58

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Risks Associated with Investments in Asia. The Funds may invest in securities of companies in Asia, which are subject to special risks, some of them historical. Asian economies tend to be very export-oriented and may be adversely affected by trade and export limitations, tariffs or threats of tariffs, competition from other Asian markets, commodities prices and debt burdens, energy prices, and changes in labor markets.

•	Currency Devaluation. Historically, periodically, the values of many Asian currencies declined because, among other things, corporations in these countries had to buy U.S. dollars to pay large U.S. dollar-denominated debts. The decline in the value of these currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation or could continue to occur in countries that have already experienced such devaluations.

•	Political Instability. The economic reforms that Asian nations have been instituting since the late 1970s could cause higher interest rates and higher unemployment. This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

•	Foreign Trade. The economies of some Asian nations tend to be very export-oriented and are dependent on trading with key trading partners. Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper exports, which would hurt the profits of companies in Asia that rely on exports. Any reduction in spending on products and services by key trading partners, or a slowdown in the economies of key trading partners, could adversely impact economies of countries in Asia.

•	Japan Risks. Investments in Japanese companies may be negatively impacted by economic, political and social instability. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs.

•	Taiwan Risks. Investments in Taiwan companies may be negatively impacted by economic, political and social instability. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs, and is dependent on global trading relationships. Reductions in trading by key partners or trade interruptions could adversely impact Taiwan's economy. Taiwan's economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Taiwan's proximity to China, and its historical political tension with China over Taiwan's status, including under China's “one country, two systems” policies, could lead to increasing aggression or control towards Taiwan, which could materially affect the Taiwanese economy and securities of Taiwan issuers. Tensions between Taiwan and China with respect to Taiwan’s status are becoming more pronounced, which could adversely affect holdings in companies economically tied to Taiwan.

•	South Korea Risks. Investments in South Korean companies may be negatively impacted by economic and political instability. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

•	Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Although China contractually committed that it would not alter Hong Kong's autonomy before 2047, Hong Kong is undergoing a period of political and social unrest, exacerbated by the adoption of a new national security law in June 2020. The law affects the political and legal, but not the economic, structure in Hong Kong, and could undermine business and investor confidence in Hong Kong which could have an adverse effect on the Fund’s investments. In response to the national security law, several countries have indicated they would adjust their relationship with Hong Kong and its citizens, which may affect financial, regulatory and privacy matters. The United States has implemented policy changes to remove Hong Kong's designation of special status, which affects primarily visa and import/export rules (including tariffs). China’s control over political and social activities in Hong Kong has increased since June 2020. If China modifies its approach to Hong Kong in a way that adversely affects Hong Kong’s relative independence with respect to its economic, political or legal structures or existing social policies, investor confidence in Hong Kong could be adversely affected, which could adversely affect the Fund’s investments.

59

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Risks of Investing in China. Investing in China is subject to risks of investing in emerging markets generally, and subject to risks specific to China:

•	China Risk. Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China’s currency, the Renminbi Yuan, and the U.S. dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and market concerns about China’s desire or ability to develop and sustain credible legal, regulatory, monetary, and socioeconomic systems.

• Starting in 1978, China’s government has implemented economic reforms that focus on decentralization and evolution of China’s economy from a centrally planned economy dominated by government owned businesses to a more traditional market oriented economy. These reforms included de-centralizing elements of China’s internal economy and recognizing private entities and ownership.

• Economic reforms in China have generally been implemented in stages and have been modified by the central government over time. Many of the economic reform measures are experimental or unprecedented and may be changed at any time. In recent years China’s central government has modified and reversed some of the economic and financial liberalization reforms implemented during the 1980s and 1990s. Any significant change in China’s political, social or economic policies may have a negative impact on investments in companies economically tied to China.

• The regulatory, legal and accounting systems that apply to capital markets and companies in China may not be as well developed as those of developed countries. Accounting standards and practices may deviate significantly from international financial reporting standards, international accounting standards and generally accepted accounting standards. Settlement and clearing systems for securities markets and exchanges in China are newly developed, may have built-in preferences for domestic investors, and may not be well tested and are subject to increased risks of error or inefficiency, including due to technology.

• Companies in China or economically tied to China may be subject to changes in regulations and tax policies going forward. A Fund’s investments in Chinese issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact a Fund as the Chinese government continues to evolve its economy and regulatory systems, especially with respect to securities. Tariffs, trade barriers or an economic downturn domestically, in China or globally, could adversely impact the value of securities issued by Chinese companies. A Fund’s holdings could be adversely affected if the government of China imposes export restrictions or trade barriers on the export of goods or services.

• Companies in China or economically tied to China may also be subject to changes in regulations and policies imposed by other countries.

• In 2020, the US issued an executive order prohibiting US persons, including institutional investors like the Funds, from transacting in specific securities identified as “Communist Chinese military” companies, requiring investors to divest from specific issuers by November 2021 and causing the identified companies to be de-listed from US exchanges.

• In 2020, the US enacted the Holding Foreign Companies Accountable Act (“HFCAA”), which requires foreign issuers with securities listed on US exchanges to be de-listed from US exchanges if those companies file audited financial statements but do not permit inspection or oversight by a US audit oversight authority of the auditing of their financial information. Currently, listed foreign issuers are required to disclose whether they are owned or controlled by foreign government entities or officials, and whether foreign government entities or officials assert control over the financial audit process or prohibit the PCAOB inspection of a company’s audit firm including the company’s audit. Regulations implementing the HFCAA were finalized in 2021. Under those regulations, a foreign company could not list shares on a U.S. stock exchange if the company does not permit oversight of the company’s audit by the PCAOB for three consecutive years. The full impact of the HFCAA cannot be predicted.

•	Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi Yuan, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi Yuan. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. The government of China controls currency conversion and exchange rates, and this could adversely affect operations and financial results of Chinese companies or companies economically tied to China and exposed to China currency risk. The government of China could devalue the RMB or impose restrictions that could have negative consequences for investment funds holding positions in companies based in or doing business in China.

60

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

• CNY/CNH. China’s currency is traded both onshore (as “CNY”) and offshore (as “CNH”). Although these are the same currency, they are traded in different and separate markets and may not trade at the same rates, and they may move against the US dollar in different directions. Although more Renminbi are held outside of China, CNH cannot be freely transferred into or out of China. A Fund will incur costs associated with converting US dollars to CNY or CNH and for transacting between CNY and CNH. Divergence between CNH and CNY could adversely impact a Fund.

• Renminbi-denominated investments. When a Fund invests into a Renminbi-denominated investment, the value of the investment could change based on changes in the exchange rate between the Renminbi and the US dollar. The supply of Renminbi, the ability to convert Renminbi, and currency exchange rates, are all subject to control by China’s government. This control could result in liquidity issues for the Renminbi, which could adversely affect a Fund’s investments in companies in China.

•	China Tax Risk. Foreign investors in China could face tax liabilities. A Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed. A Fund may establish a reserve for Chinese tax liabilities. If there is a shortfall in such a reserve, a Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities. Tax and withholding regulations may be affected by trade wars.

•	China Market Risks. The markets in China that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets. Market volatility and potential lack of liquidity due to low trading volumes in China’s securities markets may result in prices of securities traded on such markets fluctuating significantly, and this could result in substantial volatility in a Fund’s share price.

• Market Restrictions. China’s securities markets that are open for foreign investment impose restrictions on the type and amount of foreign ownership of securities. These restrictions may favor domestic investors in China over foreign investors. China’s government and regulators may also intervene in financial markets, by imposing restrictions on particular market activity (for example, “naked” short selling) and limiting how companies access capital in offshore markets. Market interventions can negatively affect the China securities markets generally and specific issuers, and a Fund’s investments could be adversely affected.

• Market Risks of Chinese Issuers and Issuers economically tied to China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China. As compared to US companies, transparency into operations and accounting of companies in China may be lacking. Foreign investments in Chinese issuers may be subject to increased risks of volatility and macro-economic shocks. Some Chinese companies (domestic or otherwise) may be subject to a greater risk of fraud, due to frequent government interventions, limits on credible standards in corporate governance, risks of insider dealing or market manipulations, and these risks may be enhanced if corporate incentives are implemented. Changes in US trade policy with China and national security concerns (of both the US and China) may also adversely affect investments in Chinese issuers and other issuers economically tied to China.

• Variable Interest Entities. Some Funds may invest in companies economically tied to China by investing in “Variable Interest Entities”, commonly referred to as VIEs. VIEs are a corporate legal and governance structure used by operating companies in China. In some sectors of China’s economy, foreign individuals and entities (including funds) are not permitted to own shares of Chinese companies. Instead, the companies create VIEs to facilitate foreign capital investment. In a VIE, a China-based operating company creates a shell company in another jurisdiction, and the shell company then enters into service and other contracts with the China-based operating company, including contracts that transfer to the VIE certain governance rights with respect to the Chinese company. The shares of the shell company are typically listed for trading on an exchange, such as the New York Stock Exchange. Typically, the VIE does not itself own an equity interest in the Chinese company, but the VIE reflects the payment streams due to service contract arrangements with the Chinese company. As a result of the VIE, non-Chinese investors can obtain investment exposure to the Chinese company by holding stock in the shell company rather than in the Chinese company. Although VIEs have been a long-standing industry practice, China has never formally recognized the VIE structure and China could determine, at any time, that the VIE structure does not comply with applicable law, which could cause contracts between a VIE and its Chinese operating company to become voidable or unenforceable. If China alters the viability of foreign investment in Chinese companies through VIEs, the value of a Fund’s investment in a VIE would likely be materially adversely impacted.

• Stock Connect Schemes. The Funds may invest in domestic China securities (China A shares) listed on either of the Shanghai or Shenzhen Stock Exchanges via the Shanghai Hong Kong Stock Connect scheme or the Shenzhen Hong Kong Stock Connect scheme. These Stock Connect schemes are designed to deliver mutual stock market access between markets in mainland China and Hong Kong to permit foreign investors to trade specific listed China “A” shares through a “Northbound Trading Link”. Each Stock Connect scheme imposes trading limitations and daily quotas on market participants, and once a daily quota is reached, further purchase orders are restricted. Not all domestic China securities are available through Stock Connect schemes, and securities acquired through Stock Connect schemes are held in nominee name by the clearing company. Stock Connect schemes are still developing and have risks of illiquidity, trading suspensions, quota limitations and market suspensions, clearing, settlement and custody risks that differ from such risk associated with Chinese securities that trade in other markets and from securities trading in other securities markets generally. A Fund’s access to securities and ability to buy or sell securities through a Stock Connect scheme could be adversely affected at any time by regulatory actions that apply to the Stock Connect scheme. If such an event occurs, a Fund’s ability to value its holdings purchased through a Stock Connect scheme could be limited and the value of the Fund shares could decline.

•	Other Offshore Investor Risk. The opportunity for foreign investors, like the Funds, to access securities markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide foreign investors with exposure to such markets. As a result, foreign investors, like a Fund, could have lower returns than domestic investors in the selected countries and markets.

61

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

•	Portfolio Turnover Risk. The Adviser anticipates that the Funds will have relatively low levels of turnover. If a Fund experiences higher than anticipated turnover, this could result in higher distributions, which could increase your tax liability, and increase the Fund’s costs, which could affect the Fund’s performance over time.

The following risk applies to the Funds that use derivative instruments:

•	Derivative Risk. Derivatives are instruments that derive their value from a reference asset, rate or index. Derivatives are complex in nature and may be more sensitive to changes in economic or market conditions, and contain embedded leverage, which can amplify profits or losses. Derivatives may not accurately track the value of the underlying asset, rate or index they are designed to track. Derivatives can be mispriced or improperly valued, which can result in increased obligations to counterparties or increased losses. Using derivatives will also expose the Renminbi Yuan & Bond Fund to the risk that the derivative counterparty will not perform its obligations. The Adviser’s use of derivative instruments may not achieve the Renminbi Yuan & Bond Fund’s investment goals. The Adviser intends to use forward currency contracts for settlement purposes, and may use derivatives as a substitute for conventional securities, to gain access to Renminbi- and Yuan-denominated investments when conventional securities are not available. The Adviser considers these types of derivative investments to be within the Renminbi Yuan & Bond Fund’s 80% investment in Renminbi- and Yuan-denominated investments.

Risk of Investing in Fixed Income Instruments

The following risks apply to the Funds that invest in fixed income securities:

•	Main Risks of Debt Securities. Debt securities may be subject to:

•	Credit Risk - The risk that the issuer might not make interest and principal payments when due.
•	Interest Rate Risk - The risk that interest rates rise, decreasing the value of the debt security.
•	Prepayment Risk - The risk that borrowers repay an obligation early, which reduces its value and requires the Fund to make new investments at a potentially lower interest rate.
•	Extension Risk - The risk that borrowers will repay a debt obligation more slowly, because interest rates have increased or for other reasons.

•	Fixed Income Market Risks. Economic and other market developments can adversely affect global fixed income securities markets. Investors may develop concerns about the ability of issuers of debt securities to make timely principal and interest payments, or the ability of financial institutions to facilitate or maintain an orderly market in debt securities. These concerns can contribute to increased volatility in the securities in which the Fund invests. Under some circumstances, such as in 2008 and 2009, debt securities markets can experience reduced liquidity or other adverse credit conditions. These types of market conditions may limit the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Risks of Investing in Chinese securities and Renminbi Yuan-denominated instruments

The following risks apply to the Funds that invest in Chinese securities and Renminbi Yuan-denominated instruments:

•	Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect foreign investors such as the Renminbi Yuan & Bond Fund. The government of China could devalue the RMB or impose restrictions that would limit a Fund’s ability to profit from appreciation in the RMB.

•	Competition for Investments. The Funds may face competition from other purchasers for the same investment opportunities, which could adversely affect a Fund in light of the limited number of issuers.

•	Special Risks of Lower-Grade Securities. Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

62

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

•	China Tax Risk. The Funds may establish a reserve for Chinese tax liabilities. If there is a shortfall in a Fund’s reserve, the Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities. A Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed.

•	Liquidity Risk. The Renminbi Yuan bonds in which the Renminbi Yuan & Bond Fund invests currently are traded in over the counter markets in London and Hong Kong and on Euroclear. These instruments also are traded in the CIBM which imposes restrictions on access by foreign investors. The over the counter and CIBM markets may not be liquid or active at all times. Therefore, the Fund may be subject to the risk of not being able to sell its bonds on a timely basis, or will have to sell at a deep-discount to their face values and, as a result, the Fund’s value and liquidity would be adversely affected.

•	China/Single Country Risk. The markets in the China region that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets. Market volatility and potential lack of liquidity due to low trading volumes in China’s debt markets may result in prices of securities traded on such markets fluctuating significantly, and may result in substantial volatility in the share price of the Fund. A Fund’s holdings could be adversely affected if the government of China imposes export restrictions or protectionist trade barriers on the export of goods or services, because these could reduce the ability or desire of an issuer to repay its obligations.

•	Over the Counter (“OTC”) Risk. OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The value of securities that are traded over the counter may be more volatile than exchange-listed securities and the Funds may be subject to liquidity risk, which may cause a Fund to experience difficulty in purchasing or selling these securities at a fair price. The Funds may be subject to the credit risk of its counterparty to an OTC transaction. Generally, OTC markets are not as transparent as exchange traded markets. There is no guarantee that the OTC market in Hong Kong for Renminbi Yuan bonds will be sustained on a long-term basis, or that the Fund will obtain access to the CIBM.

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

Risk of Investing in a Non-Diversified Fund

The Renminbi Yuan & Bond Fund is a “non-diversified” Fund. This means that, as compared to mutual funds that are diversified, each Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make a Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

63

MANAGEMENT OF THE FUNDS

MANAGEMENT OF THE FUNDS

Investment Adviser

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

Guinness AtkinsonTM Asset Management, Inc. is the investment adviser for the Guinness AtkinsonTM Funds. Guinness AtkinsonTM supervises all aspects of the Funds’ operations and advises the Funds, subject to oversight by the Board. For providing these services, during the fiscal year ended December 31, 2021, the Funds paid Guinness AtkinsonTM the annual advisory fees shown below, expressed as a percentage of the Funds’ average daily net assets, after waivers and expense reimbursements. Fee waivers and expense reimbursements are discussed further under Fund Expenses. See worksheets

Effective Advisory Fee Rate Paid During 2021
Alternative Energy Fund	1.25%(1)
Asia Focus Fund	1.09%(2)
China & Hong Kong Fund	1.00%
Global Energy Fund	0.21%
Global Innovators Fund(3)	0.80%
Renminbi Yuan & Bond Fund	0.00%(4)

(1)	For the fiscal year ended December 31, 2021, the Advisor received 1.00% of advisory fees and recaptured previously waived fees of 0.25% from the Alternative Energy Fund.
(2)	For the fiscal year ended December 31, 2021, the Advisor received 1.00% of advisory fees and recaptured previously waived fees of 0.09% from the Asia Focus Fund
(3)	The Adviser charges the Fund the following breakpoint fee schedule as a percentage 0.75% for the first $500 million; and 0.60% on assets in excess of $500 million.
(4)	The Adviser waived its entire advisory fee during the year ended December 31, 2021.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Guinness AtkinsonTM Funds is available in these Funds’ Semi-Annual Report to shareholders dated June 30, 2021.

Guinness AtkinsonTM is a Delaware corporation with offices in the United States and London. The U.S. offices are located at 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Guinness Atkinson’s London office is located at 18 Smith Square, Westminster London, SW1P 3HZ United Kingdom. Founded in November 2002 by then-current and former senior executives of Investec Asset Management Limited, Guinness AtkinsonTM, as of December 31, 2021, managed approximately $403 million in investment company fund assets. Guinness AtkinsonTM is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 18 Smith Square, Westminster, London, SW1P 3HZ United Kingdom. These three entities share offices and other resources.

Portfolio Management. The Funds’ portfolios are managed by experienced portfolio managers as described below. The Funds are actively managed, meaning that the Adviser will select each Fund’s holdings based on its own research and evaluation process. In identifying investments that the Fund will buy or sell, for each Fund, the Adviser uses proprietary and independent research to identify companies with favorable characteristics from the identifiable universe of companies it has compiled, and performs research and fundamental analysis to understand each company’s business model and prospects, valuation and potential for share price appreciation or return. The Adviser then monitors potential or actual investments for performance and risk perspectives as well as to quantify drivers of return and assess a company’s performance versus expectations. For each Fund, portfolio managers use internal proprietary models to categorize companies for purposes of evaluating investment potential. The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

64

MANAGEMENT OF THE FUNDS

Portfolio Manager	Business Experience During the Past Five Years
Timothy W.N. Guinness Global Energy Fund	Timothy W.N. Guinness is the co-manager of the Global Energy Fund (since June 2004). Previously, he also served as lead manager of the Global Innovators Fund (from 2003 to April 2013) and the Alternative Energy Fund (from 2006 to April 2010), and co-manager of the Asia Focus Fund (from 2003 to April 2010), and the SmartETFs Asia Pacific Dividend Builder Fund ETF (since inception—March 2006 to April 2010), since its inception as a mutual fund in 2006 until 2010),China & Hong Kong Fund (2003 to April 2010), and the Renminbi Yuan & Bond Fund (since inception in June 2011 to April 2013). Mr. Guinness has served as Guinness Atkinson™’s Chairman since the firm’s founding. Mr. Guinness graduated from Cambridge University in 1968 with an MA in Engineering and an MSc in Management Science from Massachusetts Institute of Technology in 1970.
Edmund Harriss Asia Focus Fund China & Hong Kong Fund Renminbi Yuan & Bond Fund

Edmund Harriss is the co-manager of the Guinness AtkinsonTM Asia Focus Fund (since 2003), Guinness AtkinsonTM China & Hong Kong Fund (since 1998) and the Guinness AtkinsonTM Renminbi Yuan & Bond Fund (since June 2011). Mr. Harriss is also the co-manager of the SmartETFs Asia Pacific Dividend Builder ETF (formerly, the Guinness Atkinson Asia Pacific Dividend Builder Fund). Mr. Harriss joined Guinness AtkinsonTM in April 2003, prior to which he was employed by Investec from July 1993 to April 2003. Mr. Harriss graduated from Oxford University in 1991 with an M.Phil in Management Studies. Mr. Harriss also serves as Chief Investment Officer for the Adviser.

Mark Hammonds Asia Focus Fund	Mark Hammonds is a co-manager of the Asia Focus Fund (since 2021) and a co-manager of the SmartETFs Asia Pacific Dividend Builder ETF (since 2017 when it was a mutual fund). He joined Guinness AtkinsonTM in September 2012, prior to which he worked at Ernst & Young, where he qualified as a Chartered Accountant. Mr. Hammonds graduated from Corpus Christi College, Cambridge with a First Class degree in Management Studies in 2007. He is a CFA charterholder.
Matthew Page, CFA Global Innovators Fund

Matthew Page is a co-manager of the Global Innovators Fund (since 2010) and a co-manager of the SmartETFs Dividend Builder ETF (since 2012 when it was a mutual fund). Previously, he also served as co-manager of the Alternative Energy Fund (2007 to 2013). He joined Guinness AtkinsonTM in September 2005, prior to which he was employed by Goldman Sachs from July 2004 to August 2005. He graduated from Oxford University with a Masters in Physics in June 2004.

Dr. Ian Mortimer, CFA Global Innovators Fund

Dr. Ian Mortimer is a co-manager of the Global Innovators Fund (since May 2011) and the SmartETFs Dividend Builder Fund ETF (since March 2012 when it was a mutual fund). Previously, he also served as co-manager of the Global Energy Fund (May 2010 to September 2013). He joined Guinness AtkinsonTM as an analyst in December 2006. From September 2003 to December 2006, Dr. Mortimer completed a PhD in experimental physics at the University of Oxford between September 2003 and November 2006. Dr. Mortimer graduated from University College London with a Masters in Physics in June 2003.

Will Riley Alternative Energy Fund Global Energy Fund

Will Riley is the co- manager of the Alternative Energy Fund (since January 2019) Global Energy Fund (since May 2010), SmartETFs Sustainable Energy II ETF and SmartETFs Smart Transportation & Technology ETF (since November 2019). He joined Guinness AtkinsonTM as an analyst in May 2007. Mr. Riley worked for PricewaterhouseCoopers LLP from 2002 to 2007 having qualified as a Chartered Accountant in 2003. Mr. Riley graduated from Cambridge University with a Masters in Geography in 1999.

65

MANAGEMENT OF THE FUNDS

Portfolio Manager	Business Experience During the Past Five Years
Jonathan Waghorn Alternative Energy Fund Global Energy Fund	Jonathan Waghorn is a co-manager of the Alternative Energy Fund since (January 2019) Global Energy Fund (since September 2013) SmartETFs Sustainable Energy II ETF and SmartETFs Smart Transportation & Technology ETF (since November 2019). He joined Guinness AtkinsonTM in September 2013. Mr. Waghorn was employed as co-portfolio manager of the Investec Global Energy Fund (the “Investec Fund”) from 2008 to 2012, succeeding Tim Guinness who managed the Investec Fund from 1998 to 2008. Prior to Investec, he served as co-head of Goldman Sachs’ energy equity research team. Mr. Waghorn graduated from the University of Bristol with a Masters in Physics in 1995.
Sharukh Malik Asia Focus Fund China & Hong Kong Fund	Sharukh Malik is a co-manager of the China & Hong Kong Fund (since May 2021) and Asia Focus Fund (since May 2021). He joined Guinness Atkinson™ as an analyst in October 2015. He graduated from the University of Cambridge with a degree in Economics in 2014. He is a CFA charterholder.

66

MANAGEMENT OF THE FUNDS

Fund Expenses

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

In addition to the advisory fees discussed above, the Funds incur other expenses such as shareholder servicing, custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses for the Funds to the amounts (“Expense Caps”) shown below of the respective Fund’s average net assets:

Expense Cap through June 30, 2025
Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund
Investor Class	1.24%
Institutional Class	0.99%
Renminbi Yuan & Bond Fund	0.90%

Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments it made in the prior three fiscal years. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The current Expense Caps are in place through June 30, 2025 and may be renewed annually by the Board.

67

MANAGEMENT OF THE FUNDS

Distribution and Shareholder Servicing Plans

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

Distribution Plan. The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. However, currently under this plan, no separate payments from the Funds’ assets are authorized.

Shareholder Servicing Plan. Each Fund has adopted a Shareholder Servicing Plan. Shareholder servicing agents provide administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services a Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets of the shares serviced by the agent.

The Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Additional Payments to Dealers. The Adviser and the Distributor (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Funds. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

68

SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

How to Purchase, Exchange, and Redeem Shares

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

Investors can open an account using any of the account types shown below with at least the investment minimum amount provided earlier in the Funds' Summary Sections.

Regular	Retirement
• Individual	• Roth IRA
• Joint Tenant	• Regular IRA
• UGMA/UTMA	• Rollover IRA
• Trust	• Roth Conversion
• Corporate	• SEP IRA
• 401 (k)

Investors may purchase, exchange or redeem each Fund’s shares at the Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

To purchase, exchange or redeem shares of the Funds, investors must submit orders to the Funds by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day. The cut-off time for the Guinness AtkinsonTM Funds is the close of the NYSE (generally 4:00 p.m. Eastern Time).

Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Funds may be placed. The Funds’ transfer agent is open from 9:00 a.m. to 8:00 p.m. Eastern Time for purchase, exchange or redemption orders.

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-915-6566 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Householding. In an effort to decrease costs, Guinness AtkinsonTM Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 1-800-915-6566 to request individual copies of these documents. Guinness AtkinsonTM Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

69

SHAREHOLDER INFORMATION

Electronic Delivery. The Guinness Atkinson™ Funds offer shareholders the option to receive account statements, prospectuses, tax forms and reports online. To sign up for eDelivery, please visit www.gafunds.com or contact the Funds at 1-800-915-6565.

Frequent Trading or Market Timing. Each Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns. Frequent trading of Fund shares or market timing can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Funds do not believe that it is in the interests of their shareholders to accommodate market timing, and have adopted policies and procedures designed to discourage these practices.

To discourage market timing activity, the Funds reserve the right to restrict or refuse any purchase orders or exchanges, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice. The Funds may reject any purchase or exchange request that the Funds regard as disruptive to efficient portfolio management. The Adviser believes that three of the Guinness Atkinson Funds are more susceptible to frequent trading. These Funds are the Asia Focus Fund, the China & Hong Kong Fund and the Renminbi Yuan & Bond Fund. What makes these Funds more vulnerable is the fact that they hold securities in markets that open and close before the US markets begin daily operations and there is an inherent time lag between the last valuation point in these markets and the valuation point for the Funds. Each of these Funds systematically utilizes fair value pricing to prevent market timers from engaging in time zone arbitrage. In addition, these four Funds impose fees on certain redemptions. A redemption fee is uniformly imposed on all Fund shares of these Funds held for 30 days or less, except as otherwise described in “Redemption Fees” below.

The adviser has some limited procedures in place to identify abusive trading. Identifying abusive trading activity is complex and subjective and the Funds may not identify all trades or trading practices that might be considered abusive, in part because the Funds receive purchase and sale orders through group or omnibus accounts. The Funds have entered into information sharing agreements with financial intermediaries under which these intermediaries must provide the Funds, at the Funds’ request, with information about their customers that invest in the Funds through omnibus accounts. The Funds will use this information, if possible, to identify abusive trades or trading practices and restrict or reject trades and impose the redemption fee. The financial intermediaries are contractually required to follow the Funds’ instructions to restrict or prohibit future purchases by shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. There is no guarantee that information provided by financial intermediaries will be accurate or that the Funds will be able to use that information to discover and restrict or prevent abusive trading. The Funds’ ability to monitor or discourage abusive trading practices in omnibus accounts may be limited.

Funds that primarily hold foreign securities often value their assets as of the close of the relevant local markets, although the time at which these funds calculate their net asset value per share (the “Valuation Point”) may be much later in the day. The resulting potential arbitrage between a security’s value at the local market close and the Valuation Point may give rise to market timing of such funds. The fair value pricing procedure is one measure to discourage such behavior, as is the redemption fee which is imposed on the Asia Focus Fund, China & Hong Kong Fund and the Renminbi Yuan & Bond Fund.

Conversion of Shares. A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax adviser on your particular circumstances. Please note, all share conversion requests must be approved by the Adviser.

The Funds frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

70

SHAREHOLDER INFORMATION

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

Purchasing

How to Purchase Shares. You may purchase shares of any Guinness AtkinsonTM Fund or Prime Obligations Fund by mail, wire or through the Automatic Investment Plan. You may exchange shares of any Guinness AtkinsonTM Fund for shares of another Guinness AtkinsonTM Fund or First American Prime Retail Obligations by mail or phone. A broker may charge you a transaction fee for making a purchase for you.

Mail

To purchase by mail, you should:

•	Complete and sign the account application; Make your check payable to: “Guinness AtkinsonTM Funds”;
•	For additional purchases, send your check along with the completed Additional Investment form included with your account statement (or write a note with the Fund name, your name, address, and account number)..f
•	Send your account application, (or Additional Investment form) and check or exchange request to one of the following addresses:

For regular mail delivery:	For an overnight delivery:
Guinness AtkinsonTM Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Guinness AtkinsonTM Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Guinness AtkinsonTM Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Guinness AtkinsonTM Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. All purchases must be made in U.S. dollars drawn on a bank located in the United States. The Funds are unable to accept post-dated checks or any conditional order or payment.

Additionally, shares of the Funds have not been registered for sale outside of the United States.

Wire

To open an account by wire, a completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Call the transfer agent at 1-800-915-6566 between 9:00 a.m. and 8:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit.

Instruct your bank to send the wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

ABA #075000022

Credit: U.S. Bank Global Fund Services, LLC

Account #112-952-137

Further Credit: Guinness AtkinsonTM Funds, [Name of Fund]

(Shareholder Name, Shareholder Account #)

71

SHAREHOLDER INFORMATION

Your bank may impose a fee for investments by wire. Neither the relevant Fund nor the transfer agent will be responsible for the consequences of delays resulting from the banking or Federal Reserve wire systems or from incomplete wiring instructions. You will receive the NAV from the day that your wired funds have been received by the relevant Fund or the transfer agent. Wires received after the close of the NYSE will be considered received by the next business day.

Telephone

You can make additional investments into your account by telephone by first checking the appropriate box on your account application form authorizing telephone purchases. If your account has been open for at least 7 business days, call the Funds toll free at 1-800-915-6566 and you will be allowed to move amounts of $250 or more from your bank account to your Fund account upon request. Shares of the Funds will be purchased in your account at the NAV determined on the day your order is placed prior to market close (generally 4:00 p.m. Eastern Time); any purchase requests made after market close will receive the Funds next calculated NAV price. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $100. Once an account has been opened, you can make additional purchases of shares of the Funds through an AIP. The AIP provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. AIP is not available for the Renminbi Yuan & Bond Fund. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Funds. Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the plan, please contact the transfer agent 5 days prior to the effective date. Additionally, the transfer agent will charge a $25 fee for any payment returned. The Funds may alter, modify or terminate the AIP at any time. To begin participating in the AIP, please complete the Automatic Investment Plan section found on the account application or contact the Funds at 1-800-915-6566 for instructions.

Purchase Order Cut-Off

We may cease taking purchase orders for the Funds at any time when we believe that it is in the best interest of our current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Funds for the short-term when the markets are highly volatile.

72

SHAREHOLDER INFORMATION

Exchanging and Redeeming

How to Exchange and Redeem Shares. You may exchange or redeem shares by mail or telephone. When you exchange shares in any Fund for shares in an identically registered account of any other Fund, you are treated for federal income tax purposes as if you sold shares of one Guinness AtkinsonTM Fund and bought shares of another Fund or of the First American Retail Prime Obligations Fund. You may realize either a gain or loss on the shares exchanged or redeemed and will be responsible for paying the appropriate taxes. If you exchange or redeem through a broker, the broker may charge you a transaction fee. If you purchased your shares by check, or electronic funds transfer through the ACH network, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. Redemptions and exchanges will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check, electronic funds transfer through the ACH network, wire or through a systematic withdrawal plan as described below. Please note that certain fees may apply depending on the timing or manner in which you redeem or exchange shares. These are further described below.

Requests to redeem or exchange shares are processed at the NAV next calculated after we receive your request in proper form.

Except as noted above, each Fund typically expects to remit redemption proceeds between one to three days following the receipt of the redemption request in good order. A Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Under normal market conditions, each Fund typically expects to meet redemption requests through holdings of cash or cash equivalents through sales of portfolio securities or short-term borrowings from its custodian. In unusual or stressed market conditions, in addition to the methods used in normal market conditions, a Fund may meet redemption requests through redemptions in kind, or such other liquidity means or facilities as the Fund may have in place from time to time.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not the Fund should withhold federal income tax from the redemption proceeds. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to withholding equal to 10% of the redemption proceeds. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-800-915-6566. Investors will be asked whether or not to withhold taxes from any distribution.

Mail

To exchange or redeem by mail, please:

•	Provide your name and account number;
•	Specify the number of shares or dollar amount and the Fund name or number;
•	To exchange shares, specify the name of the Fund (either another Guinness AtkinsonTM Fund or the First American Retail Prime Obligations Fund) you want to purchase;
•	Sign the redemption or exchange request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and
•	Send your request to the appropriate address as given under purchasing by mail.

If your exchange represents an initial investment into the First American Retail Prime Obligations Fund, a new account application will be required and the minimum initial investment must be met.

First American Retail Prime Obligations Fund

Although Guinness AtkinsonTM does not operate a money market fund, you may exchange shares of the Funds for shares of the First American Prime Obligations Fund (“Prime Obligations”). U.S. Bancorp Asset Management, Inc., an affiliate of the Funds’ transfer agent, advises Prime Obligations. U.S. Bancorp Asset Management, Inc.’s address is 800 Nicollet Mall, Minneapolis, Minnesota 55402. You may only exchange into shares of Prime Obligations if they are available to residents of the state in which you reside. Please obtain and read the Prime Obligations prospectus before you decide to invest. You may request a Prime Obligations prospectus and the necessary account applications by calling 1-800-915-6566. Exchanges into Prime Obligations must meet the minimums as stated in the prospectus and a separate application form will be required for any initial investment.

73

SHAREHOLDER INFORMATION

This exchange privilege does not constitute an offering or recommendation on the part of the Funds or Adviser of an investment in Prime Obligations. This exchange privilege is offered as a convenience to the Funds’ shareholders. Please note that when exchanging from a Fund into Prime Obligations, you will begin accruing income from Prime Obligations the day following the exchange. When exchanging less than all of the balance from Prime Obligations to a Guinness AtkinsonTM Fund, your exchange proceeds will exclude accrued and unpaid income from Prime Obligations through the date of exchange. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Telephone

You may redeem or exchange your shares of your Guinness AtkinsonTM Fund by telephone if you authorized telephone redemption and/or exchange on your account application. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the transfer agent a written request. The request must be signed by each shareholder of the account. The transfer agent may require a signature(s) guarantee. To exchange or redeem by telephone, call the transfer agent at 1-800-915-6566 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. Shares of the Fund will be sold or exchanged in your account at the NAV determined on the day your order is placed prior to market close (generally 4:00 p.m. Eastern Time); any exchange or redemption requests made after market close will receive the Funds next calculated NAV price. For your protection against fraudulent telephone transactions, we will use reasonable procedures to verify your identity. As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions to redeem your account that we reasonably believe to be authorized by you. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. You will be notified if we refuse telephonic redemption or exchange transaction. Once a telephone transaction is placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier.

Proceeds

If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application. The minimum wire amount is $500 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in 2-3 business days.

Systematic Withdrawal Plan

If you own or are purchasing shares of a Fund having a current value of at least $1,000, you may participate in a Systematic Withdrawal Plan (“SWP”). The SWP provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis. These redemptions may result in a taxable gain or loss. You may have the proceeds of the SWP sent by check to your address of record or by electronic funds transfer via the ACH network to the bank account designated by you on your Fund account application. You may establish the SWP by completing this section on the account application or by calling the Funds at 1-800-915-6566 for instructions. You may terminate or modify your participation in the Plan by calling the Transfer Agent five days prior to the next scheduled payment.

Signature Guarantee

If (a) the proceeds of any redemption exceed $50,000, (b) the redemption proceeds are to be payable or sent to a person, address or bank account not on record, (c) when a redemption is received by the transfer agent and the account address has changed within the last 15 calendar days, or (d) when ownership changes on an account, the signature(s) on the redemption request must be stamped with a signature guarantee from either a Medallion program member or a non-Medallion program member. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

74

SHAREHOLDER INFORMATION

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance by calling 1-800-915-6566. The Funds or the transfer agent may require a signature guarantee in other instances. The Funds also reserve the right to waive any signature requirement at their discretion.

Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Investment Broker or Dealer

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the transfer agent, and you will pay or receive the NAV next calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. Certain brokers may have an earlier cut-off time for placing orders.

The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

75

SHAREHOLDER INFORMATION

Additional Exchange/Redemption Information

Redemption Fee

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem or exchange your shares of the Asia Focus Fund, China & Hong Kong Fund or the Renminbi Yuan & Bond Fund within 30 days of purchase.

There will be no redemption fee on the redemption or exchanges of shares acquired through reinvestment of distributions. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of its long-term shareholders.

Although each Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances including when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee, or upon redemptions by seed investors.

Small Accounts. To reduce our expenses, we may redeem an account if the total value of the account falls below $500 due to redemptions. You will be given 30 days prior written notice of this redemption. During that period, you may purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase by check or electronic funds transfer through the ACH network until the purchase amount clears. If the payment for the purchase does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the transfer agent. This delay can be avoided by purchasing shares by wire.

Exchange Limit. In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any year to four.

Customer Identification Program. Please note that, in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the transfer agent at 1-800-915-6566 if you need additional assistance when completing your application. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to close your account or take any other action they deem reasonable or required by law.

Pricing Fund Shares

Net Asset Value. The NAVs of all of the Guinness AtkinsonTM Funds are determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

Each Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Each Fund’s securities are based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Funds’ officers under methods authorized by the Board.

76

SHAREHOLDER INFORMATION

Because each Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the NAV of each Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Fair Value Pricing. The occurrence of certain events after the close of foreign markets, but before a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, an affected Fund will value foreign securities at fair value, taking into account such events, in calculating NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

With respect to all of the Funds, if market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has adopted fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that, in the judgment of the Adviser, does not represent fair value. The Funds also may fair value a security if the Fund or the Adviser believe the market price is stale. Under the Funds’ fair valuation process, when a fair valuation event occurs, a committee that includes representatives from the Adviser, the Custodian, and the Funds’ Chief Compliance Officer, convenes to review pricing information and determine the fair value of the security in question.

There can be no assurance that any Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

77

SHAREHOLDER INFORMATION

Distributions and Taxes

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

Dividends and Capital Gains Distributions. All Funds distribute all or most of their net investment income and net capital gains to shareholders. Dividends (investment income) for all the Funds, except for the Renminbi Yuan & Bond Fund, are normally declared and paid annually, in December. The Renminbi Yuan & Bond Fund normally declares and pays investment income dividends quarterly. Some of the Funds' investment income may be subject to withholding tax. Net realized capital gains for all Funds are normally, if any, will be distributed annually and normally in December. When calculating the amount of capital gain a Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of a Fund. You will be buying those new shares at the NAV on the ex-dividend date. You may choose to have dividends and/or capital gains distributions paid to you in cash. You may change your election by writing or calling the transfer agent at least five days prior to the record date of the next distribution. Dividends and other distributions are treated in the same manner for federal income tax purposes whether paid in cash or reinvested.

If you elect to receive dividends and/or distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the check in your account at the Fund’s then current NAV and to reinvest all subsequent dividends and distributions. You may also choose to reinvest dividends and/or capital gains distributions in shares of another Guinness AtkinsonTM Fund. You may authorize either of these options by calling the transfer agent at 1-800-915-6566 and requesting an optional shareholder services form. You must complete the form and return it to the transfer agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend. If you purchased shares of a Fund on or before the record date for a dividend or capital gains distribution, you will receive a dividend or capital gains distribution. The dividend or distribution will lower the NAV of the Fund on that date and represents, in substance, a return of basis (your cost); however, you will be subject to federal income taxes on this dividend or distribution.

Tax Issues. The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the U.S. federal tax consequences of investing in our Funds as well as for information on foreign, state and local taxes which may apply. A statement that provides the U.S. federal income tax status of the Funds’ distributions will be sent to shareholders promptly after the end of each year. Additional tax information appears in the Funds’ Statement of Additional Information.

Distributions to Shareholders. Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains. You have to pay taxes on distributions even though you have them automatically reinvested. On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Dividends and distributions from a Fund, and gains from the sale of shares of a Fund, will be included in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax that applies to certain individuals, estates and trusts.

Generally, the Funds and financial intermediaries are obligated to withhold and remit to the US Treasury a percentage of taxable distributions and sale or redemption proceeds paid to a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that it is exempt from withholding.

78

SHAREHOLDER INFORMATION

Gain or Loss on Sale of Shares of a Fund. You may recognize either a gain or loss when you sell shares of a Fund. The gain or loss is the difference between the proceeds of the sale (the per share NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis in those shares. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If you sell shares of a Fund at a loss and purchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

Withholding Taxes. The Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Source Income and Withholding Taxes. Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meet certain legal requirements, they may elect to “pass-through” these foreign taxes to shareholders. If a Fund so elects, shareholders would be required to include in gross income, even though not actually received, their pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for their share of foreign taxes paid, subject to applicable limitations.

Possible Tax Law Changes. As of the date of this Prospectus, the coronavirus and COVID-19 are affecting the United States and countries globally. Various administrative and legislative changes to the US federal tax laws, and foreign tax laws, are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

Exchanges. For tax purposes, an exchange of shares of one Guinness AtkinsonTM Fund for shares of another (or for shares of the First American Retail Prime Obligations Fund) will be treated as a sale of shares.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Guinness Atkinson Funds have chosen Average Cost as their default tax lot identification method for all shareholders. A tax lot identification method is the way that Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, each series of the Guinness Atkinson Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” Guinness Atkinson Funds and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

79

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Alternative Energy Fund

Return to Alternative Energy Fund Summary Section

This financial highlights table is intended to help you understand the Alternative Energy Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout each period.

		Year Ended December 31,
Alternative Energy Fund	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.19	$3.32	$2.55	$3.02	$2.51

Income from investment operations:
Net investment income (loss)	(0.06)	(0.03)	(0.01)	-	-
Net realized and unrealized gain (loss) on investments and foreign currency	0.58	2.90	0.78	(0.47)	0.52
Total from investment operations	0.52	2.87	0.77	(0.47)	0.52

Less distributions:
From net investment income	-	-	-	- (1)	(0.01)
Total distributions	-	-	-	-	(0.01)

Net asset value, end of period	$6.71	$6.19	$3.32	$2.55	$3.02

Total return	8.40%	86.45%	30.20%	(15.49%)	20.68%

Ratios/supplemental data:
Net assets, end of period (millions)	$32.2	$26.9	$9.2	$7.9	$10.6

Ratio of expenses to average net assets:
Before fee waived/recaptured	1.73%	2.46%	3.00%	2.57%	2.74%
After fees waived/recaptured (2)	1.98%	1.98%	1.98%	1.98%	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.61%)	(1.40%)	(1.15%)	(0.43%)	(0.88%)
After fees waived/recaptured	(0.86%)	(0.92%)	(0.13%)	0.16%	(0.12%)

Portfolio turnover rate	29.03%	35.00%	43.19%	36.54%	32.45%

(1)	Amount represents less than $0.01 per share.

(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.
80

FINANCIAL HIGHLIGHTS

Asia Focus Fund

Return to Asia Focus Fund Summary Section

This financial highlights table is intended to help you understand the Asia Focus Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout each period.

	Year Ended December 31,
Asia Focus Fund	2021	2020	2019	2018		2017
Net asset value, beginning of period	$23.76	$20.03	$16.58	$22.58		$15.50

Income from investment operations:
Net investment income (loss)	(0.08)	0.01	0.21	0.26		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(1.46)	5.09	4.56	(4.83)		7.11
Total from investment operations	(1.54)	5.10	4.77	(4.57)		7.27

Less distributions:
From net investment income	-	(0.10)	(0.12)	(0.26)		(0.20)
From net realized gain	(1.86)	(1.27)	(1.20)	(1.18)		-
Total distributions	(1.86)	(1.37)	(1.32)	(1.44)		(0.20)

Redemption fee proceeds	-	- (1)	- (1)	0.01		0.01

Net asset value, end of period	$20.36	$23.76	$20.03	$16.58		$22.58

Total return	(6.32%)	25.93%	29.20%	(20.45%)		47.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$16.4	$19.1	$17.4	$15.1		$20.2

Ratio of expenses to average net assets:
Before fees waived	1.89%	2.21%	2.27%	2.01%		2.22%
After fees waived (2)	1.98%	1.98%	1.98%	1.99	%(3)	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.26%)	(0.24%)	0.85%	1.14%		0.60%
After fees waived	(0.35%)	(0.01%)	1.14%	1.16%		0.84%

Portfolio turnover rate	29.05%	30.24%	19.56%	31.97%		13.24%

(1)	Amount represents less than $0.01 per share.

(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

81

FINANCIAL HIGHLIGHTS

China & Hong Kong Fund

Return to China & Hong Kong Fund Summary Section

This financial highlights table is intended to help you understand the China & Hong Kong Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout each period.

	Year Ended December 31,
China & Hong Kong Fund	2021	2020		2019	2018	2017
Net asset value, beginning of period	$25.92	$23.49		$18.92	$26.55	$19.09

Income from investment operations:
Net investment income	0.05	0.16		0.37	0.33	0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(1.83)	3.20		5.23	(5.59)	8.95
Total from investment operations	(1.78)	3.36		5.60	(5.26)	9.24

Less distributions:
From net investment income	(0.07)	(0.20)		(0.43)	(0.31)	(0.16)
From net realized gain	(4.02)	(0.73)		(0.60)	(2.06)	(1.63)
Total distributions	(4.09)	(0.93)		(1.03)	(2.37)	(1.79)

Redemption fee proceeds	- (1)	-	(1)	- (1)	- (1)	0.01

Net asset value, end of period	$20.05	$25.92		$23.49	$18.92	$26.55

Total return	(6.70)%	14.54%		30.00%	(20.21)%	48.85%

Ratios/supplemental data:
Net assets, end of period (millions)	$56.7	$66.5		$67.6	$56.6	$78.2

Ratio of expenses to average net assets:(2)	1.50%	1.60	%(3)	1.69%	1.54%	1.64%

Ratio of net investment income to average net assets:	0.20%	0.59%		1.61%	1.27%	1.17%

Portfolio turnover rate	29.82%	45.40%		24.18%	22.27%	20.78%

(1)	Amount represents less than $0.01 per share.

(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2020.

82

FINANCIAL HIGHLIGHTS

Global Energy Fund

Return to Global Energy Fund Summary Section

This financial highlights table is intended to help you understand the Global Energy Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Energy Fund	2021		2020		2019	2018	2017
Net asset value, beginning of period	$12.47		$19.62		$18.13	$22.71	$23.29

Income from investment operations:
Net investment income	0.49		0.45		0.45	0.29	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	5.23		(7.15)		1.42	(4.56)	(0.56)
Total from investment operations	5.72		(6.70)		1.87	(4.27)	(0.26)

Less distributions:
From net investment income	(0.46)		(0.45)		(0.38)	(0.30)	(0.32)
From net realized gain	-		-		-	(0.01)	-
Total distributions	(0.46)		(0.45)		(0.38)	(0.31)	(0.32)

Redemption fee proceeds	-		-		-	-	-

Net asset value, end of period	$17.73		$12.47		$19.62	$18.13	$22.71

Total return	45.98%		(34.22)%		10.40%	(18.92)%	(1.06)%

Ratios/supplemental data:
Net assets, end of period (millions)	$12.3		$8.7		$16.8	$19.6	$31.8

Ratio of expenses to average net assets
Before fees waived/recaptured	1.99%		2.56%		1.91%	1.60%	1.62%
After fees waived/recaptured (2)	1.46	%(3)	1.46	%(3)	1.45%	1.45%	1.45%

Ratio of net investment income to average net assets
Before fees waived/recaptured	2.40%		2.39%		1.65%	1.04%	1.01%
After fees waived/recaptured	2.93%		3.49%		2.11%	1.19%	1.18%

Portfolio turnover rate	49.58%		15.49%		9.81%	14.39%	6.25%

(1)	Amount represents less than $0.01 per share.

(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2020.

83

FINANCIAL HIGHLIGHTS

Global Innovators Fund – Investor Class

Return to Global Innovators Fund Summary Section

This financial highlights table is intended to help you understand the Global Innovators Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Innovators Fund - Investor Class	2021	2020	2019	2018		2017
Net asset value, beginning of period	$60.53	$45.66	$34.89	$44.98		$34.15

Income from investment operations:
Net investment income (loss)	(0.20)	(0.06)	0.12	0.13		0.09
Net realized and unrealized gain (loss) on investments and foreign currency	12.77	16.53	12.73	(7.56)		11.76
Total from investment operations	12.57	16.47	12.85	(7.43)		11.85

Less distributions:
From net investment income	-	-	(0.11)	(0.15)		(0.04)
From net realized gain	(11.06)	(1.60)	(1.97)	(2.51)		(0.98)
Total distributions	(11.06)	(1.60)	(2.08)	(2.66)		(1.02)

Net asset value, end of period	$62.04	$60.53	$45.66	$34.89		$44.98

Total return	21.52%	36.17%	37.00%	(16.80)%		34.75%

Ratios/supplemental data:
Net assets, end of period (millions)	$161.4	$147.8	$134.8	$131.2		$185.9

Ratio of expenses to average net assets:
Before fees waived/recaptured	1.17%	1.24%	1.35%	1.30%		1.33%
After fees waived/recaptured (1)	1.24%	1.24%	1.24%	1.25	%(2)	1.24%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.25%)	(0.10%)	0.17%	0.23%		0.13%
After fees waived/recaptured	(0.32%)	(0.10%)	0.28%	0.28%		0.22%

Portfolio turnover rate	19.01%	14.44%	15.56%	28.93%		19.86%

(1)	The Advisor has contractually agreed to limit the operating expenses to 1.24% excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(2)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

84

FINANCIAL HIGHLIGHTS

Global Innovators Fund – Institutional Class

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Innovators Fund - Institutional Class	2021		2020	2019	2018		2017
Net asset value, beginning of period	$60.89		$45.84	$34.99	$45.08		$34.20

Income from investment operations:
Net investment income (loss)	(0.04)		0.07	0.22	0.24		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	12.89		16.60	12.79	(7.58)		11.82
Total from investment operations	12.85		16.67	13.01	(7.34)		11.98

Less distributions:
From net investment income	-		(0.02)	(0.19)	(0.24)		(0.12)
From net realized gain	(11.06)		(1.60)	(1.97)	(2.51)		(0.98)
Total distributions	(11.06)		(1.62)	(2.16)	(2.75)		(1.10)

Net asset value, end of period	$62.68		$60.89	$45.84	$34.99		$45.08

Total return	21.86	%(1)	36.46%	37.35%	(16.59)%		35.07%

Ratios/supplemental data:
Net assets, end of period (millions)	$64.6		$55.2	$45.9	$33.6		$44.1

Ratio of expenses to average net assets:
Before fees waived	0.99%		1.07%	1.21%	1.13%		1.17%
After fees waived (1)	0.99%		0.99%	0.99%	1.00	%(2)	0.99%

Ratio of net investment income to average net assets:
Before fees waived	(0.08%)		0.06%	0.31%	0.40%		0.30%
After fees waived	(0.08%)		0.14%	0.53%	0.53%		0.48%

Portfolio turnover rate	19.01%		14.44%	15.56%	28.93%		19.86%

(1)	The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(2)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

85

FINANCIAL HIGHLIGHTS

Renminbi Yuan & Bond Fund

Return to Renminbi Yuan & Bond Fund Summary Section

This financial highlights table is intended to help you understand the Renminbi Yuan & Bond Fund’s financial performance since its commencement of operations. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout each period.

	Year Ended December 31,
Renminbi Yuan & Bond Fund	2021		2020		2019	2018		2017
Net asset value, beginning of period	$12.50		$11.53		$11.25	$12.00		$11.03

Income from investment operations:
Net investment income	0.21		0.24		0.34	0.29		0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.16		0.78		0.05	(0.54)		0.85
Total from investment operations	0.37		1.02		0.39	(0.25)		1.08

Less distributions:
From net investment income	(0.25)		(0.05)		-	(0.49)		(0.09)
Return of capital	-		-		(0.13)	(0.01)		(0.02)
Total distributions	(0.25)		(0.05)		(0.13)	(0.50)		(0.11)

Redemption fee proceeds	-		-	(1)	0.02	-	(1)	-

Net asset value, end of period	$12.62		$12.50		$11.53	$11.25		$12.00

Total return	3.00	%(2)	8.89%		3.68%	(2.12)%		9.79%

Ratios/supplemental data:
Net assets, end of period (millions)	$5.4		$3.9		$1.5	$2.2		$2.6

Ratio of expenses to average net assets:
Before fees waived	2.29%		5.26%		6.79%	3.52%		4.17%
After fees waived (2)	0.90%		0.91	%(3)	0.90%	0.93	%(3)	0.90%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.43%		(1.90%)		(1.95%)	0.34%		(1.33%)
After fees waived/recaptured	1.82%		2.45%		3.94%	2.93%		1.94%

Portfolio turnover rate	31.79%		36.26%		0.00%	34.93%		66.21%

(1)	Amount represents less than $0.01 per share.

(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.03% and 0.10% for the years ended December 31, 2020, 2018 and 2016, respectively.

86

INDEX DESCRIPTIONS

INDEX DESCRIPTIONS

Below are the descriptions of indices shown in the prospectus. Index returns do not reflect deductions for fees or expenses.

The iBoxx Hang Seng Markit Offshore RMB Overall Index is designed to track the performance of the offshore RMB bond market.

The Hang Seng Composite Index Total Return is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange.

The MSCI AC (All Country) Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2021, the MSCI AC Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The MSCI World Energy Index (Net Return) (Reflects no Deductions for Fees and Expenses) is the Energy sector of the MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses).

The Nasdaq Composite Index is a market capitalization weighted index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as National Market System-traded foreign common stocks and ADRs.

The RMB Cash Offshore (CNH) is the international currency code for the renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

87

INDEX DESCRIPTIONS

•	Statement of Additional Information. The SAI provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

•	Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. In the Funds’ annual report, you will find a discussion of the market conditions and principal investment strategies that significantly affected each Fund’s performance during its last fiscal year.

As of January 1, 2021, paper copies of the funds' shareholder reports are no longer sent by mail. Instead, the reports are made available on (www.gafunds/resource-insight-center), and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a fund or from your financial intermediary, free of charge, at any time.

To Review or Obtain this Information: The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@gafunds.com, calling Guinness AtkinsonTM at 1-800-915-6566, visiting the Funds’ website www.gafunds.com or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. To request other information about the Funds and to make shareholder inquiries, please call 1-800-915-6566. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Return to Alternative Energy Fund Summary Section

Return to Asia Focus Fund Summary Section

Return to China & Hong Kong Fund Summary Section

Return to Global Energy Fund Summary Section

Return to Global Innovators Fund Summary Section

Return to Renminbi Yuan & Bond Fund Summary Section

Contact Guinness AtkinsonTM Funds

Website: www.gafunds.com

Email: mail@gafunds.com

Shareholder Services: 1-800-915-6566

Literature Request: 1-800-915-6565

Investment Company Act file no. 811-08360

88

STATEMENT OF ADDITIONAL INFORMATION

GUINNESS ATKINSONTM FUNDS

Alternative Energy Fund (GAAEX)

ASIA FOCUS FUND (IASMX)

CHINA & HONG KONG FUND (ICHKX)

Global Energy fund (GAGEX)

GLOBAL INNOVATORS FUND

(Institutional Class: GINNX)

(Investor Class: IWIRX)

RENMINBI YUAN & BOND FUND (GARBX)

May 1, 2022

This Statement of Additional Information (the “SAI”) is not a prospectus but should be read in conjunction with the current prospectuses dated May 1, 2022 pursuant to which the Funds listed above are offered. This SAI is incorporated by reference in its entirety into the prospectus. The financial statements of the Funds and the report on the audited statement of assets and liabilities of the Funds included in such Funds’ Annual Report for the year ended December 31, 2021 are incorporated by reference in their entirety into this SAI. Please retain this SAI for future reference.

For a free copy of the prospectus or the Funds’ Annual Report, please call toll-free 1-800-915-6565 or visiting the Funds’ website www.gafunds.com.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVE AND POLICIES	2
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	4
RISK FACTORS AND SPECIAL CONSIDERATIONS	15
INVESTMENT RESTRICTIONS AND POLICIES	30
PORTFOLIO TRANSACTIONS	32
COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION	35
PERFORMANCE INFORMATION	36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	37
Portfolio Holdings Information	37
TAX MATTERS	38
MANAGEMENT OF THE TRUST	47
THE INVESTMENT ADVISER AND The ADVISORY AGREEMENT	56
PORTFOLIO MANAGERS	58
THE ADMINISTRATOR	60
DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN	61
ADDITIONAL MARKETING AND SUPPORT PAYMENTS	63
DESCRIPTION OF THE FUNDS	63
SHAREHOLDER REPORTS	64
FINANCIAL STATEMENTS	64
Proxy Voting Guidelines	64
GENERAL INFORMATION	65
APPENDIX A	67

-0-

GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company. The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust comprises fourteen separate, series portfolios, each of which has unique investment objectives and strategies. This SAI describes the six separate series portfolios listed on the front page of this SAI, which are operated as mutual funds. Six other series are described in separate SAIs, of which the SmartETFs Advertising & Marketing Technology ETF, SmartETFs Asia Pacific Dividend Builder ETF, SmartETFs Dividend Builder ETF, Smart Transportation & Technology ETF and SmartETFs Sustainable Energy II ETF are operational.

The Equity Funds are:

The Alternative Energy Fund commenced operations on March 31, 2006.

The Asia Focus Fund commenced operations on April 29, 1996.

The China & Hong Kong Fund commenced operations on June 30, 1994.

The Global Energy Fund commenced operations on June 30, 2004.

The Global Innovators Fund commenced operations on December 15, 1998.

The Bond Fund is:

The Renminbi Yuan & Bond Fund commenced operations on June 30, 2011.

Collectively, the six Guinness Atkinson™ Funds are referred to as the Funds.

Share Classes

One Fund, the Global Innovators Fund, offers two classes of shares – Institutional Class shares and Investor Class shares. The remaining Funds currently offer a single undesignated class of shares. Under the multiple share class plan adopted by the Trust, certain class-specific expense items are allocated only to the class to which they relate. As a result, the performance of classes of shares may diverge from each other due to class-specific expenses. No class of shares of a Fund will make payments or be liable for expenses incurred by other classes of shares of the Fund.

Diversification

Except for the Renminbi Yuan & Bond Fund, which is a non-diversified mutual fund, all of the Funds are subject to the diversification requirements under the 1940 Act. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the non-diversified Fund is not required to comply with the above requirement, each Fund intends to diversify its assets to the extent necessary to continue to qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

The discussion below regarding each Fund’s investment objectives and policies should be read in conjunction with each Fund’s prospectus. Portfolio management of each Fund is provided by Guinness Atkinson™ Asset Management, Inc., a Delaware corporation with offices at 251 South Lake Avenue, Suite 800, Pasadena, California 91101 (“Guinness Atkinson” or the “Adviser”).

INVESTMENT OBJECTIVE AND POLICIES

General Information about the Funds

The following information concerning the Funds augments the disclosure provided in the Prospectus.

Each Fund’s investment objective is a fundamental policy and may not be changed except by a majority of the outstanding shares (as defined in the 1940 Act) of the Fund.

In addition to the primary investment strategies set forth in the prospectus, each Fund may invest in investment grade debt securities or the unrated equivalent as determined by the Fund’s adviser, and may also invest up to 5% of its net assets in options on equity securities and warrants, including those traded in the over-the-counter markets. Investment grade debt securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Service (“S&P”).

Temporary Defensive Strategies. When current market, economic, political or other conditions are unsuitable or would impair the pursuit of an investment objective, the Adviser may temporarily invest up to 100% of a Fund’s assets in cash, cash equivalents or high quality short-term money market instruments. When a Fund takes a temporary defensive position, it may not achieve its investment objective. The Funds do not engage in market timing. The Adviser’s philosophy for the funds it manages is that the funds should remain invested and the Funds are managed to be fully invested at all times.

Derivatives. The Funds do not intend to employ leveraging techniques, except that a Fund may use derivatives from time to time when desirable to effectuate its investment strategies. The Funds intend to use foreign currency forward contracts when appropriate and useful to effectuate investments in securities traded on foreign markets. The Funds will not purchase new securities if 5% or more of a Fund’s assets are invested using derivative instruments. All investments using derivative instruments are subject to asset segregation and cover requirements. For more information about foreign currency forward contracts, see “Additional Foreign Currency Considerations” under “Risk Factors and Special Considerations”. The Funds do not use derivatives as a principal investment strategy.

Money Market Instruments. From time to time, each Fund may invest in Money Market Instruments, normally in anticipation of investing cash positions. “Money Market Instruments” are short-term (less than twelve months to maturity) investments, made directly or indirectly (through funds or other “sweep” arrangements) in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While each Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, under normal market conditions, no Fund expects to have a substantial portion of its assets invested in Money Market Instruments. Each Fund may use Money Market Instruments without limitation when it applies its temporary defensive strategy.

Foreign Issuers.

The Funds do not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency’s external value, or if the Adviser has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Funds.

Each Fund may invest indirectly in issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Global Depositary Shares (“GDSs”) (collectively, “Depositary Receipts”). Depositary Receipts are certificates evidencing an interest in a pool of securities of a specific issuer held by a bank. In most cases, the certificate evidencing ownership of the facility also includes a conversion component that entitles the holder to obtain the securities. Depositary Receipts are a method to obtain exposure to a specific issuer, normally not a US issuer, without trading in the local market for the issuer’s securities. Depositary receipts may be “sponsored”, in which case the issuer participates with a bank in arranging the facility, or “unsponsored”, in which case the issuer is not involved in arranging the facility and the facility is arranged by a bank or by a third party working with a bank. Unsponsored Depositary Receipts are normally more expensive and less liquid than sponsored Depositary Receipts, and the issuer of stock underlying an unsponsored Depositary Receipt facility does not treat the certificate holders as shareholders for purposes of supplying information about the issuer or its securities.

ADRs are Depositary Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts bear the risks associated with their underlying securities as well as risks associated with the Depositary Receipts themselves. Depositary Receipts can be adversely affected by regulatory restrictions or sanctions affecting the stock underlying the Depositary Receipt, for example, when the stock underlying a Depositary Receipt is restricted from trading on an exchange or from being held by investors due to sanctions orders. In that case, the Depositary Receipt may or may not continue to trade and could become illiquid at any time. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Securities in which a Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, legal, contractual or regulatory restrictions on resale, they will be subject to the Fund’s investment restrictions on illiquid securities, discussed below.

Other Investment Companies. Each Fund may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 thereunder. If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund will be exposed to the investment risks of that other investment company, and the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Generally, a Fund may invest in the securities of another investment company (the “acquired company”) so long as the Fund, immediately after the investment, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. Generally, a Fund may invest in other investment companies that are money market funds in excess of these limitations.

There can be no assurance that appropriate investment companies will be available for investment. The Funds will not invest in other investment companies unless, in the Adviser’s judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are generally bonds, notes, preferred stocks, warrants or other securities that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights. Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Securities Lending. Each Fund may lend portfolio securities up to 33-1/3% of its total assets. Currently, the Funds are not participating in securities lending arrangements but they may do so. The Funds may lend their portfolio securities to brokers, dealers and other financial institutions, provided that a lending Fund receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Funds’ investment standards to be the equivalent of cash. Securities lending involves counterparty risk, including the risk that loaned securities may not be returned and/or a loss of rights in the collateral if the borrower or lending agent defaults. In addition, the Funds bear the risk that income earned may not be sufficient to cover the costs paid, as well as the risk of loss that the investments of the cash collateral received from the borrower decline in value, which does not trigger additional collateral requirements from the Borrower. The Funds will pay a portion of the income earned on a lending transaction to a third party that is unaffiliated with the Fund and that is acting as a “placing broker” and may pay other fees in connection with securities lending programs.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Funds’ investment policies and strategies described in the Prospectus and associated non-principal risks. Each Fund, in pursuing its investment objective, will invest as described below and employ the investment techniques described in the Prospectus and elsewhere in this SAI.

Options and Futures Strategies

Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Guinness Atkinson TM may at times seek to hedge against a decline in the value of securities included in a Fund’s portfolio or an increase in the price of securities that it plans to purchase for the Fund or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce a Fund’s current return.

A Fund’s ability to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Although no Fund will enter into an option or futures position unless the Adviser believes that a liquid secondary market for such option or futures contract exists, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent that a Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund’s ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, such transactions involve certain risks. No Fund will engage in options and futures transactions for leveraging purposes.

Upon purchasing futures contracts of the type described above, each Fund will maintain in a segregated account with its custodian cash or liquid securities with a value, marked-to-market daily, at least equal to the dollar amount of the Fund’s purchase obligation, reduced by any amount maintained as margin. Similarly, upon writing a call option, each Fund will maintain in a segregated account with its custodian, liquid securities with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

Writing Covered Call Options on Securities

Call options may be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased. Each Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the Adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

A Fund will receive a premium from writing a call option, which increases the writer’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Options written by a Fund will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current market price of the underlying securities at the times the options are written. A Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the Fund’s maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the Fund’s gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the Fund may or may not realize a loss.

To the extent that a secondary market is available on the exchanges, the covered call option writer may liquidate the position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit that it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time that it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

Each Fund may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For example, the China & Hong Kong Fund may invest in Hang Seng Composite Index Futures. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they ultimately want to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Purchase and Sale of Interest Rate Futures

Each Fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

Each Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. No Fund considers purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, a Fund will purchase securities upon termination of the futures contract.

Each Fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value to the holder. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged. While a Fund will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

Each Fund may write call options and purchase call and put options on stock index and interest rate futures contracts. Each Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, that the Fund intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell foreign currencies or may deal in forward currency contracts. Each Fund may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

Each Fund will write (sell) only covered call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Each Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, cash equivalents or liquid securities in a segregated account with its custodian. If, at the close of business on any day, the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

If other methods of providing appropriate cover are developed, each Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as “initial margin” an amount of cash and liquid securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

Each Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Also, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Fund intends to write only covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund’s custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or with a designated sub-custodian.

Forward Foreign Currency Exchange Contracts

Each Fund may purchase or sell forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Fund from variations in foreign exchange rates. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated. Forward contracts may be standardized and exchange-traded, or customized, individually negotiated and privately traded by currency traders and their customers. Forward contracts may be standardized and exchange-traded, or customized, individually negotiated and privately traded by currency traders and their customers. Forward contracts may also be non-deliverable, which means that the contract specifies a cash payment upon maturity, rather than delivery of the underlying asset. Non-deliverable forward contracts are generally short-term contracts on foreign currencies. Profits or losses on non-deliverable forward contracts are calculated by taking the difference between the agreed upon exchange rate for a foreign currency and the spot rate for the currency at the time of settlement, applied to an agreed upon notional amount of funds established at the outset of the transaction.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated (“cross-hedge”). If a Fund enters into a position hedging transaction, cash not available for investment or liquid securities will be placed in a segregated account in an amount sufficient to cover the Fund’s net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for a Fund than if it had not entered into such contracts.

A Fund may also enter into non-deliverable forward contracts when the market for physical settlement of currency is underdeveloped, heavily regulated or highly taxed. A Fund may enter into non-deliverable forward contracts, for example, to gain or mitigate exposure to foreign currencies that are not internationally traded. Non-deliverable forwards may be thinly traded or illiquid or denominated in a currency that is not freely convertible; the market for non-deliverable forward contracts in Renminbi may be considered more speculative than markets for other currencies. Additionally, non-deliverable forwards are subject to many of the risks associated with forward contracts including foreign currency fluctuation risk and the risk that a counterparty will fail to fulfill its obligations when due. A Fund will segregate or earmark liquid assets in an amount equal to the marked to market value of the non-deliverable forward contract on a daily basis. The Fund’s use of non-deliverable forwards as part of its investment strategy or for hedging purposes may not be successful.

Generally, no Fund will enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of a Fund’s portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, futures contracts in which a Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as “daily price fluctuation limits” or “daily limits.” During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability. Moreover, there are no limitations on daily price movement in forwards contracts and banks and dealers are not required to continue to make markets in forward contracts. For example, there have been periods during which banks or dealers have refused to quote prices for foreign forward currency contracts or have quoted prices with an unusually wide spread. The imposition of credit controls by foreign governments may also limit the ability of a Fund to trade foreign forward contracts. If a bank or dealer is unable or refuses to perform with respect to the foreign forward contract, the Fund may incur losses.

Options on foreign currencies and forward foreign currency exchange contracts (“forward contracts”) are not traded on contract markets regulated by the Commodity Futures Trading Commission (“CFTC”) and are not currently regulated by the SEC or the CFTC. Rather, forward currency contracts are traded through financial institutions acting as market makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, which are subject to SEC regulation. Options on foreign currencies and forward contracts may also be traded in private transactions not conducted on any exchange, including outside the United States. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Forward Commitments

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to a settlement date if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Regulatory Matters

In connection with its proposed futures and options transactions, each Fund will file with the CFTC a notice of eligibility for exemption (in accordance with Rule 4.5) from the definition of (and therefore from CFTC regulation as) a “commodity pool operator” under the Commodity Exchange Act. A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities. However, the staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

(i)	sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

(ii)	writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company’s holding of a corresponding long futures position, by its ownership of portfolio securities that correlate with the underlying stock index, or otherwise;

(iii)	purchases futures contracts, provided the investment company establishes a segregated account (“cash segregated account”) consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

(iv)	writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company’s holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank) requires changes to the permissible exemptions and conditions for reliance on exemptions from registration as a Commodity Pool Operator. The Funds will adopt policies and procedures as necessary to continue to comply with applicable regulations to implement their investment objectives as necessary.

Each Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested. The Fund’s risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date. When a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

Capitalization Size

Each Fund may invest in companies with a range of capitalizations, including small cap (under US$1 billion), mid cap (under US$5 billion) and large cap. As a general rule, investing in small cap or mid cap companies may be more risky than investing in large cap companies. Small cap or mid cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns, including arising from supply chain disruptions. Securities of small- or mid-cap companies may be traded less frequently than that of larger companies, which can make them illiquid. Small- or mid-cap companies may have more limited financial resources including access to credit lines and financing arrangements. Securities issued by small- or mid-cap companies may be more volatile. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make a Fund more risky than a fund that only invests in securities of larger capitalization companies.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Funds monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will not make further investments and will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity. The Funds have adopted a liquidity risk management program and procedures to maintain adequate liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Adviser will determine the liquidity of Rule 144A securities under the supervision of the Board. The Adviser monitors the liquidity of Rule 144A securities, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Infectious Disease Risk.

An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. This outbreak has resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, school closures, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Market disruptions can adversely impact a Fund and its investments. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which a Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect the Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty. The Covid-19 pandemic has continued to affect economies globally through 2022 as new variants of the virus are detected, although countries have modified their responses to the pandemic, although in some countries, quarantines and business closures continue to have adverse economic impacts.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Concentration Risk

The Alternative Energy Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity (collectively, “Alternative Energy Companies”). The Fund’s concentration in Alternative Energy Companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in Alternative Energy Companies would have a larger impact on the Fund than on a fund that does not concentrate in these sectors. Alternative Energy Companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Alternative Energy Companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. At times, the performance of securities of Alternative Energy Companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

The Renminbi Yuan & Bond Fund can invest in Renminbi-denominated and Yuan-denominated securities from issuers in any sector, region or industry, but the Renminbi Yuan & Bond Fund will concentrate its investments in securities issued by the government of China and its central bank, as well as its agencies, departments and instrumentalities, policy banks (which are the Agricultural Development Bank of China, China Development Bank and The Export-Import Bank of China) and banking and finance companies, as well as other institutions and municipalities engaged in financing economic, trade and transportation projects in connection with governmental or municipal infrastructure investments. The Renminbi Yuan & Bond Fund’s portfolio may be heavily weighted in (i) banking and finance companies, (ii) Chinese companies in other industries in mainland China; and (iii) companies with significant connections to the Chinese economy. Increased inflation or interest rates, or a downturn in the Chinese economy, would have a more substantial adverse impact on the Renminbi Yuan & Bond Fund than on a fund that did not have investments heavily weighted in these sectors. The Adviser intends to broaden the Renminbi Yuan & Bond Fund’s investments among sectors and industries as the market for Renminbi-denominated and Yuan-denominated securities develops further.

Capital Controls and Sanctions Risks

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government interventions (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies, companies economically tied to foreign countries and related securities and interests (including depositary receipts)) and the imposition of capital controls and/or sanctions, which could include retaliatory actions by one government against another government, seizure of assets, prohibitions on transfers of currency, securities or other assets, import and export restrictions and restrictions on or prohibitions from accessing capital markets (including funding markets) or banking systems. Capital controls and/or sanctions could adversely impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of Fund investments, adversely affect the trading market and price for Fund shares, or cause a Fund to decline in value.

Ukraine Sanctions. In 2022, in response to Russia’s invasion of Ukraine and other events (primarily cybersecurity related events), economic sanctions were imposed on Russia and individuals, companies and industries economically tied to Russia, by a number of governments, including the United States, EU, and other Western countries. These sanctions are intended to reduce Russia’s ability to continue its invasion of Ukraine and negatively affect the overall Russian economy. The sanctions were imposed by countries unilaterally but countries imposing sanctions have worked in a coordinated fashion to target Russian companies, Russian individuals and the Russian financial, energy and defense sectors, resulting in capital flight, a loss of confidence in Russian securities and debt and in securities of companies economically tied to Russia, and retaliatory bans by Russia that impact non-Russian companies and non-domestic holders of securities listed on Russia’s primary stock exchanges. The impacts of these global coordinated sanctions may have spillover effects in other markets, including in markets listing depositary receipts for companies economically tied to Russia or Russian companies, and may cause other non-sanctioning countries to increase global economic engagement with Russia.

Small- and Mid-Cap Issuers

Investors should be aware that investments in small- or mid-cap issuers carry more risk than investments in issuers with market capitalizations greater than $1 billion or $5 billion, respectively. Generally, small- or mid-cap companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small- or mid-cap issuers may be more volatile. Small- and mid-cap issuers may be organized, located or may operate in foreign or emerging market countries or derive a significant portion of their revenues from such countries. In addition, the securities of such issuers may be traded principally on an exchange located in a foreign or emerging market country. The risks of investing in foreign and emerging markets securities are discussed below.

Foreign Securities

Investors should recognize that investing in securities of companies in foreign countries (including emerging market countries) involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies, and these risks apply to direct investment in securities issued in foreign countries or traded on foreign securities markets, and to Depositary Receipts of such companies issued in the United States. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, tariffs, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries. U.S. interactions with foreign countries may change, and trade negotiations, trade agreements and tariffs, or announcements about trade negotiations, trade agreements or of tariffs, may adversely impact the value of securities issued by companies located in countries outside the United States.

Many emerging and developing countries have different social, political, and economic stability characteristic as compared to the United States, which can result in political and economic instabilities that may be expressed in the form of (1) high interest rates; (2) high levels of inflation, including hyperinflation; (3) high levels of unemployment; and (4) changes in government economic policies or tax policies, sometimes without notice. Changes in government policies in emerging and developed countries may rapidly affect inflation rates.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or a Fund’s investments in those countries. In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of a Fund’s limitations on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

Specific Foreign Country Risks

Investing in companies located in any country subjects the Fund to economic, political, regulatory and social risks specific to that country, including instability. Countries in Europe may be more sensitive to secessionist, independent or nationalist political movements, which could adversely affect their economies and trade relationships. The following risks are presented alphabetically.

EU Risk. The Fund may invest in companies within the European Union, including the France, Germany, Italy, and the Netherlands. Political, social and economic conditions in Europe could affect the value of companies in that region. European financial markets may experience volatility due to concerns about levels of government debt, credit events (which may relate to the entire European Union or specific countries), concerns over unemployment and migration, the impact of Brexit and future of the euro as a common currency, possible restructuring of government debt for some EU members, as well as implementation of fiscal and monetary policies in the European Union. Companies within the EU are likely to be more sensitive to events concerning Brexit. If additional members decide to exit the European Union or stop using the Euro as a currency, the Fund’s investments in companies in the countries within the European Union could be adversely affected.

Risks of Investing in Australia. Investments in Australian issuers are subject to currency and security risks specific to Australia. Australian is heavily dependent on exports from the energy, agricultural and mining sectors. The Australian economy is more sensitive to fluctuations in the commodities markets. Australia is also dependent on trading with key trading partners.

Risks of Investing in Canada. Canada’s economy depends significantly on key trading relationships, including with the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets, including those in the energy sector, and negative changes in commodities’ markets, whether due to changes in demand, market events, regulatory changes or other factors, could adversely impact the Fund’s holdings of securities of Canadian issuers.

Risks of Investing in France. The Fund’s investments in French issuers are subject to legal, currency and security risks specific to France. Brexit is expected to reduce demand for exports from France, which may cause the French economy to experience fluctuations reflecting concerns for an impending economic downturn, reduced demand for French exports, higher unemployment and increasing government debt. France’s economy depends on agricultural exports. France has experienced several incidents of terrorism, resulting in increased and different security demands. These attacks may adversely affect France’s tourism sector.

Risks of Investing in Germany. The Fund’s investments in German issuers may subject the Fund to legal, currency, and security risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the EU, which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other European countries. Germany is dependent on the economies of these other countries, and any change in the price or demand for German exports may have an adverse impact on its economy.

Risks of Investing in Italy. The Fund’s investments in Italian issuers subjects the Fund to legal and currency risks specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. Recently, the Italian government has experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating. The Italian economy is also heavily dependent on trade with other European countries.

Risks of Investing in the Netherlands. Investments in Dutch issuers may subject the Fund to legal, regulatory, political, currency, security and economic risk specific to the Netherlands and the countries that use the euro. In addition, because the economy of the Netherlands is export driven, the Netherlands relies heavily on its key trading partners.

Risks of Investing in Sweden. Investments in Swedish issuers are subject to legal, currency and security risks specific to Sweden. Sweden has a highly developed social welfare system and a high percentage of Sweden’s labor force participates in union membership. As a result, Sweden’s economy could be adversely impacted by increased government spending, higher production costs and lower productivity, among other things.

Risks of Investing in the United Kingdom. Investments in UK issuers are subject to currency and security risks specific to the UK. The UK is one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the economy of the UK may be impacted by changes to the economic condition of the United States and other European countries. The government of the UK continues to exercise control over sectors of the economy, which could adversely impact economic growth. The UK includes Northern Ireland, which has an economy that is subject to special risks of economic, political and social instability. The UK is subject to special risks concerning Brexit, the withdrawal of the UK from the European Union, which is expected to occur in 2020. The economy of the UK and companies in the UK could be adversely affected by changes in trading and other relationships due to Brexit.

Risks of Investing in Asia

Bangladesh Risks. Bangladesh suffers from a comparatively weak economy due to weak infrastructure, extensive bureaucracy, corruption, lack of transparency in government operations and slowness in their judicial system. Among other things, Bangladesh’s economy is highly dependent on trade, especially in the textile sector. Bangladesh is also vulnerable to natural disasters that have repeatedly resulted in substantial losses to infrastructure, which adversely affects income and capital development.

Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Although China contractually committed that it would not alter Hong Kong's autonomy before 2047, Hong Kong is undergoing a period of political and social unrest, exacerbated by the adoption of a new national security law in June 2020. The law affects the political and legal, but not the economic, structure in Hong Kong, and could undermine business and investor confidence in Hong Kong which could have an adverse effect on the Fund’s investments. In response to the national security law, several countries have indicated they would adjust their relationship with Hong Kong and its citizens, which may affect financial, regulatory and privacy matters. The United States has implemented policy changes to remove Hong Kong's designation of special status, which affects primarily visa and import/export rules (including tariffs). China’s control over political and social activities in Hong Kong has increased since June 2020.

Indonesia Risks. Indonesia’s political institutions are relatively young and can face internal political challenges. Indonesia’s economy depends heavily on trading relationships with key trading partners, including China, Japan, Singapore and the United States, and tourism. Indonesia has in the past faced politically motivated unrest, including from internal actors, within several of its provinces, and this unrest negatively impacts Indonesia’s domestic economy and stock markets. Indonesia has suffered from acts of terrorism, aimed primarily at foreigners, which negatively affects its tourism sector. Indonesia suffers from domestic economic development problems, such as high unemployment, unequal distribution of resources, infrastructure issues, a reputation for corruption in dealing with both domestic and foreign companies, and a potentially unreliable banking sector. These factors may contribute to a discouraging environment for foreign direct investment in companies in Indonesia, which could adversely impact companies issuing securities in Indonesia.

India Risks. Although India is the 5th largest economy in the world, it is an emerging market country that is developing an open-market economy, and remains periodically more volatile than developed markets. Although India commenced a program of economic liberalization in the early 1990s, which included policies of deregulation, investors in India still face political and legal uncertainties, relatively greater government control over internal economic activity, currency volatility, and the risk of nationalization or expropriation of assets. India has an extensive bureaucracy which makes it difficult to implement economic and legislative changes, and some changes are announced and not implemented, or announced and reversed. In some areas of investment, India still imposes limits on foreign ownership of securities issued by Indian companies, and these limitations can be broadly imposed across all market participants and may apply at different levels in specific industries, which means a Fund may be unable to purchase or sell a position in a particular issuer at market prices. India’s accounting, auditing and financial reporting standards are relatively unsophisticated as compared US standards. In some cases, before a Fund can invest directly in securities of an Indian company traded on an Indian exchange, approvals must be obtained from a range of Indian authorities including the Securities and Exchange Board of India (“SEBI”), the Reserve Bank of India (“RBI”, the central government and the tax authorities (if tax benefits related to the investment will be used by the investor). India has complicated relationships with neighboring countries, including Pakistan, Bangladesh, China and Sri Lanka, based on economic and non-economic factors. India has experienced acts of terrorism and threats of terrorism, which stem from a variety of religious disputes, territorial disputes, and long-standing cultural differences or disputes, and industry-specific concerns relating to defense, security and energy policies. India continues to exercise significant control over economic and government activity.

Japan Risks. In recent years, Japan’s economy has grown slower as compared to other Asian nations and its economic growth rate has been low, including due to natural disasters. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism, changes in its labor markets and fluctuations in its financial services sector and other distressed business sectors. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Japan’s economy and Japanese companies. Japan’s economy may be adversely affected by trade limitations, tariffs, competition from other Asian markets, commodities prices and debt burdens. Japanese companies may be more sensitive to commodity prices, energy prices, and changes in Japan’s labor market as well as export limitations and tariffs.

Malaysia Risks. Malaysia’s economy relies upon trade relationships with key trading partners including the US, China, Japan and Singapore, and is heavily dependent on energy exports. Changes in demand for Malaysian products from these countries would adversely impact Malaysia’s economy. Although Malaysia’s government supports a growth agenda and has relaxed some investment controls, Malaysia imposes currency controls and limitations on foreign investors ownership of shares of Malaysian companies, and in the past, this has included exit levies. Malaysia has experienced periodic political instability which can adversely impact Malaysia’s economy. Changes in trade regulations or currency exchange rates with major trading partners could adversely impact Malaysia’s economy.

New Zealand Risks. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or emerging markets. As an island nation, which is somewhat geographically isolated, New Zealand’s economy generally is tied to commodity exports, principally in agriculture, horticulture, fishing and forestry. Historically, New Zealand has been vulnerable to global slowdowns. New Zealand’s domestic economy is limited and can suffer from skilled labor deficiencies, which are only partially offset due to restrictive immigration policies.

Pakistan Risks. Pakistan is an emerging market economy that depends on exports to key trading partners including the US. Currently, Pakistan’s economy is affected by high interest rates, economic volatility, inflation, currency devaluations, high unemployment, public debt and public spending. Companies in Pakistan are subject to the risks of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attacks), any of which could affect adversely the value of investments in issuers in Pakistan. Relatively recent economic growth in Pakistan was based on high levels of foreign aid, which may not continue. Government programs to privatize some industries and attract foreign investment were halted and could be reversed. Administrative changes designed to improve certainty for property owners and investors, including an evolving judicial system, have not been well-received. Pakistan has been involved in conflict with India over the disputed Kashmir region for many years and more recently, ethnic, religious and cultural differences have led to terrorism in this area, and in other parts of Pakistan. The ongoing dispute with India could adversely impact Pakistan’s economy if there is a war, or even the threat of war. Both Pakistan and India are nuclear powers. Pakistan also shares borders with Iran and Afghanistan.

Philippines Risks. Philippines is an emerging markets economy that depends on relationships with key trading partners including China, Japan and the US, as well as business process outsourcing and technology exports. Reduced demand from these partners would adversely affect the Philippines’ economy. The Philippines internal economy is challenged by challenged by debt and historic disfavored public enterprises, which are being modified. The Philippines also faces political risks based on location, and internal risks based on corruption.

South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

Sri Lanka Risks. After a period of internal unrest that ended in 2009, Sri Lanka relies on grants and international aid to supplement its textile exports and shipping industry. Changes in the global appetite and political sentiment could adversely affect Sri Lanka’s economy if appetites for continued support decline. Sri Lanka also depends on exports to China and countries in Europe. Sri Lanka’s natural resources and proximity to China support its agricultural industry, including shipping agricultural products from neighboring countries into the European Union. Sri Lanka faces potential internal instability due to ethnic conflict, as well as income inequality, inflation and public debt burdens.

Taiwan Risks. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Taiwan’s economy and Taiwan companies. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Taiwan’s economy is sensitive to changes in the economies of Japan, China, and the U.S. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China. China’s position toward Taiwan has become more aggressive in recent years. These tensions may materially affect the Taiwanese economy and securities of Taiwan issuers.

Thailand Risks. Thailand has undergone several political changes since 2006, including a military coup in 2014. Thailand has a skilled workforce and its economy relies on agriculture as well as industry, services and tourism, it is also subject to political and military divisions with some predominantly Muslim regions. Thailand’s new political structure is untested. After 2006, limitations were placed on foreign investments; while these investment controls have been removed and Thailand has adopted policies that incentivize foreign investment, especially in innovation sectors, investment controls could return. Thailand has reformed its legal and administrative processes and strengthened its system of corporate governance and land registry. Other countries located in geographical proximity to Thailand have improved their business processes and economic outlook, increasing regional competition for foreign investment. Further political changes could adversely affect Thai issuers.

Vietnam Risks. Vietnam’s economy depends on trading relationships with certain key trading partners, including the US, China and Japan, and would be adversely affected if demand from those countries declines. Although Vietnam nationalized state enterprises, the government retained a stake and continues to exert control over core industries including banking. Investors in Vietnam also face risks of expropriation, nationalization, confiscatory taxation, government interventions in trade and limitations on ownership of securities by foreign investors, as well as social instability stemming from religious, ethnic and/or socioeconomic differences. Vietnam’s stock market has relatively low levels of liquidity which can contribute to volatility. Vietnam controls foreign purchases of Vietnam issuers by designating a single broker for transactions, which could elevate transaction costs, result in lower quality executions and expose investors to counterparty risk. Securities transactions in Vietnam must be fully funded before settlement. Vietnam is also subject to the risk of natural disasters such as tsunamis.

China Political Risks

The Funds invest in companies economically tied to China. Although China is the second largest economy globally, it is still considered an emerging market country, and its securities systems for issuance, trading, regulation and taxation continue to evolve as its internal economy changes. China’s policies may also impact investments in companies economically tied to Hong Kong and Taiwan, as part of China’s “one country, two systems” policies. The risks associated with investment in companies economically tied to China can also apply to Hong Kong and Taiwan, and “China region” below refers to China, Hong Kong and Taiwan.

The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. Farm reform led to the doubling of China’s farmers’ incomes over the 1980s. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Six special economic zones were set up by the central government providing tax advantages to foreign investors and many more followed at a provincial government level. Further, the Shenzhen and Shanghai Stock Exchanges opened in 1990. Class “A” and Class “B” shares are traded on both exchanges. While only resident Chinese can purchase Class “A” shares, foreign investors (such as the Funds) can purchase Class “B” shares. Foreign investors may also invest in eligible Chinese companies through mutual market access programs developed by the Shanghai Stock Exchange (“SSE”) through the Shanghai –Hong Kong Stock Connect program and the Shenzhen Stock Exchange through the Shenzhen –Hong Kong Stock Connect program (“Stock Connect Programs”). These Stock Connect Programs permit acquisition of China A Shares without imposing individual investment quotas or licensing requirements, lock-up periods or restrictions on the repatriation of principal and profits. However, these Stock Connect Programs also impose trading and settlement restrictions that could adversely impact a Fund’s ability to manage its investments on a timely basis. The Adviser may participate in trading China A Shares through the Stock Connect Programs.

In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Hong Kong and China are interdependent in terms of tourism, financial services and investment, however, and Guinness Atkinson™ believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Hong Kong’s stock market remains one of the largest in the world and is highly liquid and extensively regulated. Hong Kong remains the leading offshore centre for trading in the Chinese currency, the Renminbi. Further, China has implemented mutual market access programs called Stock Connect Programs to facilitate foreign investment in China A Shares, and has continued to support the Renminbi bond market.

Although China’s economy has developed significantly since 1978, it remains subject to risks associated with rapid economic development. China is also vulnerable to the impact of a public health crisis, such as Covid-19, which could interrupt labor and supply chains, depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners. In addition, China’s continued development of certain key trading relationships with partners engaged in armed conflict could adversely affect global economic relationships with China.

Notwithstanding the beliefs of Guinness Atkinson™, investors should realize that there are significant risks to investing in China and Hong Kong. The risks include:

(1)	that political instability may arise as a result of indecisive leadership;

(2)	that hard line Marxist Leninists might regain the political initiative;

(3)	that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident;

(4)	that the threat of armed conflict exists over the unresolved situation concerning Taiwan;

(5)	that because of China’s totalitarian government, property could be nationalized, expropriated or confiscated;

(6)	that due to the relatively undeveloped commercial and corporate legal systems, companies cannot obtain legal redress or collect judgments;

(7)	that the government of China will discontinue or alter economic reforms adopted in recent years; and

(8)	inflation, currency fluctuation, interest rate or inflation rate fluctuation risks that are specific to China.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. Changes in policy could increase risks of nationalization, expropriation or confiscation of property. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. Economic reform policies can be secondary to political issues, resulting in a variety of governmental controls and regulations that could adversely affect foreign investors. The issue of “B” shares and “H” shares by Chinese companies and the ability to obtain a “back-door listing” through “Red Chips” is still regarded by the Chinese authorities as an experiment in economic reform. “Back door listing” is a means by which Mainland Chinese Companies acquire and invest in Hong Kong Stock Exchange listed companies (“Red Chips”) to obtain quick access to international listing and international capital. The reformist elements that now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Funds will be highly sensitive to any significant change in political, social or economic policy in China, which could affect interest, inflation and currency rates, and fluctuation in these rates. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Guinness Atkinson TM, however, believes that the process of reform has now gone too far to be easily reversed.

Reunification of China and Taiwan remains an open issue, as China continues to claim sovereignty over Taiwan, and these claims have become more aggressive in recent years. Changes in political or economic relationships between China and Taiwan could adversely affect issuers of Chinese or Taiwan securities in which the Funds invest. The Funds may be more sensitive to changes in the political relationship between China and Taiwan as compared to Funds that do not invest in Taiwan securities.

China, in common with many other emerging markets, exercises significant control through industrial policies (including allocation of resources, relaxation or imposition of regulations and allocation of resources), monetary policy, currency exchange rate management and management of payments of foreign currency-denominated obligations. Changes in these policies could adversely affect companies in which the Funds invest.

China exercises significant control over its currency. The Funds’ investments could be adversely affected by rapid changes in exchange rate management mechanisms, which could alter investor appetite for RMB denominated investments and currency investments.

China’s government’s role in economic policy and investing in the China region (China, Hong Kong and Taiwan) involves potential risks of expropriation, nationalization, confiscation of assets or property, or the imposition of restrictions on transactions of foreign investors. China may also limit information flows to foreign investors. Issuers of securities in China, and some issuers of securities listed on exchanges outside of China, may not be subject to the same degree of regulation as US issuers with respect to corporate governance and financial reporting. Requirements concerning insider trading, tender offers, proxies, accounting standards and auditors (including auditor oversight) differ from US standards. With respect to companies listed on exchanges outside of China, China’s government does not permit inspections of audit work papers of Chinese companies or companies listed in Hong Kong. As a result, audits of these companies are not subject to inspection by the US Public Company Accounting Oversight Board (“PCAOB”) and these audits may be less reliable than audits of companies subject to inspection.

Chinese companies listed on exchanges outside of China may also be subject to restrictions imposed by exchanges or sovereigns outside China. In November 2020, the US issued an executive order prohibiting transactions in listed securities of a set of Chinese issuers that were deemed significantly connected to China’s military complex. The initial order has since been expanded, further restricting US investors from investing in specific companies in the military or surveillance sectors. Typically, when issuers are identified on such orders, US investors have a small window of time in which to disinvest.

In December 2020, the US enacted the Holding Foreign Companies Accountable Act (“HFCAA”), which requires foreign issuers with securities listed on US exchanges to be de-listed from US exchanges if those companies file audited financial statements but do not permit inspection or oversight by a US audit oversight authority (such as the PCAOB) of the auditing of their financial information. Currently, listed foreign issuers are required to disclose whether they are owned or controlled by foreign government entities or officials, and whether foreign government entities or officials can exercise influence or control over the financial audit process, or prohibit the PCAOB-inspection of an audit of a foreign firm conducted by a PCAOB member or its affiliate. Regulations implementing the HFCAA were finalized in 2021 and are current coming into compliance. Under those regulations, a foreign company could not list shares on a U.S. stock exchange if the company does not permit oversight of the company’s audit by the PCAOB for three consecutive years. The U.S. Congress is considering additional legislation that would impose more stringent requirements relating to PCAOB oversight. The full impact of the HFCAA cannot be predicted.

China Variable Interest Entities (VIEs). Some Funds may invest in companies economically tied to China by investing in “Variable Interest Entities”, commonly referred to as VIEs. VIEs are a corporate legal and governance structure used by operating companies in China. In some sectors of China’s economy, foreign individuals and entities (including funds) are not permitted to own shares of Chinese companies. Instead, the companies create VIEs to facilitate foreign capital investment. In a VIE, a China-based operating company creates a shell company in another jurisdiction, and the shell company then enters into service and other contracts with the China-based operating company, including contracts that transfer to the VIE certain governance rights with respect to the Chinese company, as well as economic benefits. The shares of the shell company are typically listed for trading on an exchange, such as the New York Stock Exchange. Typically, the VIE does not itself own an equity interest in the Chinese company, but the VIE reflects the payment streams due to service contract arrangements with the Chinese company. In this structure, the non-Chinese investor does not hold an equity interest in the Chinese company. As a result of the VIE, however, non-Chinese investors obtain investment exposure to the Chinese company by holding stock in the shell company.

Although VIEs have been a long-standing industry practice to gain efficient, tradeable shares that are economically tied to operating companies in China that do not permit direct investment for foreign investors, China has never formally recognized the VIE structure. The government of China could determine, at any time and without notice, that the VIE structure does not comply with Chinese law. This could cause the contracts between the VIE and the Chinese operating company to become voidable or unenforceable, or otherwise limit the rights of the VIE and its investors to enforce the contracts. China could also prohibit VIEs or severely limit the ability of Chinese operating companies to transfer economic value to VIEs, or otherwise limit the ability of VIEs to exercise governance rights with respect to the Chinese operating company through contractual arrangements.

Recently, the government of China proposed draft regulations that would apply to China-based companies raising capital offshore, including through VIE structures. These regulations have not been adopted, but would impose filing and disclosure obligations upon covered companies. It is unclear whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. There can be no guarantee about future actions by China’s government that could adversely affect an a VIE’s financial performance and the enforceability of the VIE’s contractual arrangements with operating companies.

If any of these adverse outcomes occur, the value of a Fund’s investment in a VIE would likely be materially and adversely affected, and if the impact is permanent, it could result in the loss of the Fund’s investment in the VIE, which could impact the Fund’s return.

Investment in China at present involves above average risk due to a number of special factors described herein. Investment in the Asia Focus, and China & Hong Kong Funds (collectively, the “Asia Funds”) should be regarded as long term in nature. These Funds are suitable only for those investors who can afford the risks involved and should constitute only a limited part of an investor’s portfolio. The price of these Funds may experience significant fluctuations.

China Securities Markets

With regard to Mainland China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to market inefficiencies, trading volatility, difficulty in the settlement and recording of transactions, pricing anomalies and difficulty in interpreting and applying market regulations. In addition, the choice of investments available to the Funds will be more limited as compared with the choice available in other markets due to the small but increasing number of “B” share issues currently available. There is a low level of liquidity in the Chinese securities markets for some companies, which are relatively small in terms of both combined total market value and the number of “B” shares available for investment. Shareholders are warned that this could lead to severe price volatility.

Significant portions of Chinese securities markets in Mainland China may become illiquid, rapidly and at any time. Regulators of markets for China securities in Mainland China have the ability to suspend trading in equity securities and have exercised that option in the past. In addition, regulatory oversight schemes (including automatic stock trading halts based on triggers) are relatively new in these markets and may be implemented and removed with little or no notice. If trading in a Chinese security is halted, it may be halted indefinitely and resume trading under different circumstances, and foreign investors may be disproportionately affected by trading halts. The Funds may be adversely affected by potential illiquidity of Chinese securities.

China “A” Shares Risks - Stock Connect Schemes

The Funds may invest in domestic China securities (China A shares) through the Shanghai Hong Kong Stock Connect scheme, or the Shenzhen Hong Kong Stock Connect scheme (collectively, the “Stock Connect Schemes” or “Stock Connect”). The Shanghai Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen Hong Kong Stock Connect is a securities trading and clearing links program developed by HKEx, Shenzhen Stock Exchange (“SZSE”) and ChinaClear.

The Stock Connect Schemes are designed to achieve mutual stock market access between Mainland China and Hong Kong. The stock exchanges of the two jurisdictions continue to issue details of Stock Connect, e.g. operational rules, from time to time. The Stock Connect Schemes enable investors to trade eligible shares listed on the Shanghai or Shenzhen markets through local securities firms or brokers.  The list of eligible Stock Connect securities is established by Chinese regulators and may change.

The Stock Connect Schemes comprise Northbound Trading Links and Southbound Trading Links. Under the Northbound Trading Links, investors, through their Hong Kong brokers and a securities trading service company established by the Stock Exchange of Hong Kong Limited (“SEHK”), are able to place orders to trade eligible China A shares listed on the relevant PRC Stock Exchange (“Stock Connect Securities”) by routing orders to such PRC stock exchange. All Hong Kong and overseas investors (including the Funds) are allowed to trade Stock Connect Securities through the Stock Connect (through the relevant Northbound Trading Link).

Securities purchased through the Stock Connect Schemes are subject to Chinese regulations that limits the level of foreign ownership in local securities, and other local restrictions could prevent a Fund from investing in some Stock Connect Securities.  Trades via the Stock Connect Schemes must be settled in RMB, and there is no guarantee that the Funds will have access to sufficient RMB to effectuate a trade at any given point. Trades through the Stock Connect Scheme are also subject to pre-trade requirements, which may limit the number of brokers that a Fund may use and affect execution quality of the transaction. Some laws applicable to Stock Connect Securities may require foreign investors to return profits allocable to the purchase and sale of China A shares.  Additional costs, expenses and taxes may be applied by Chinese regulators to Stock Connect Scheme transactions.

Stock Connect Securities

There can be no assurance that an active trading market for such Stock Connect Securities will develop or be maintained. If spreads on Stock Connect Securities are wide, this may adversely affect a Fund's ability to dispose of such securities at the desired price. If a Fund wants to sell Stock Connect Securities at a time when no active market for them exists, the price it receives for its Stock Connect Securities - assuming it is able to sell them - is likely to be lower than the price received if an active market did exist, and thus the performance of a Fund may be adversely affected depending on the Fund’s size of investment in securities through the Stock Connect.

Quota Limitations

The Stock Connect Scheme is subject to quota limitations which may restrict a Fund’s ability to invest in China A shares on a timely basis, and as a result, a Fund’s ability to access the China A-Shares market may be adversely affected.

The Stock Connect Schemes impose a Daily Quota, which applies to all transactions of all market participants. The Daily Quota may change, which could affect the number of permitted buy trades on the relevant Northbound Trading Link. A Fund does not have exclusive use of the Daily Quota, and the quota is used on a “first come – first served” basis.  Trades after the quota is reached will be rejected, which could adversely affect a Fund’s ability to purchase or sell Stock Connect Securities.

Suspension Risk

Under the Stock Connect Schemes, SEHK, SSE and SZSE have the ability to suspect trading if necessary to manage risks in the domestic market.  A trading suspension of Stock Connect Securities could adversely affect the Funds’ ability to access the domestic China market.

Clearing and Settlement Risk

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear have established “clearing links,” such that each becomes a participant of the other to facilitate clearing and settlement of cross-border trades.

The rights and interests of a beneficial owner Stock Connect Securities will be exercised through HKSCC exercising its rights as the nominee holder of the relevant security as credited to HKSCC's omnibus account with ChinaClear. The applicable rules (including departmental regulations and regulations that establish the Stock Connect Schemes) generally provide for the concept of a “nominee holder” and recognize the investors including, for example, a Fund, as the “beneficial owners” of the Stock Connect Securities. There may be risks associated with the application of PRC law to the rights of an investor as a beneficial owner of securities acquired through the Stock Connect Schemes. It is possible that PRC legal interpretations concerning “legal ownership” and “beneficial ownership” could vary from regulatory and exchange expectations.  Therefore, a Fund’s positions in Stock Connect Securities held by HKSCC as nominee (through a broker or custodian accounts) may be less protected than they would be if they were registered and held solely in the name of such Fund.

If there is a default, insolvency or bankruptcy of a custodian or broker, a Fund may be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets.  Foreign investors generally will not have access to local compensation funds that are set up to protect against defaulted trades.

HKSCC is the nominee holder of the securities acquired by foreign investors through the Stock Connect Schemes. In the event of a bankruptcy or liquidation of HKSCC, the Stock Connect Securities may not be regarded as the general assets of HKSCC under the laws of Hong Kong, and will not be available to the general creditors of HKSCC on its insolvency. In addition, as a Hong Kong incorporated company, any insolvency or bankruptcy proceedings against HKSCC will be initiated in Hong Kong and be subject to Hong Kong law. In such circumstances, ChinaClear and the courts of mainland China will regard the liquidator of HKSCC appointed under Hong Kong law as the entity with the power to deal with the relevant securities in place of HKSCC.

Trades through the Stock Connect Schemes are managed using omnibus accounts.  If there was a settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any securities trades, ChinaClear may deduct the amount of that shortfall from HKSCC's omnibus account with ChinaClear, such that other investors, including a Fund, may share in any such shortfall.

Although China has implemented investor protection programs to cover losses due to broker defaults, it is not clear how such programs would operate to benefit foreign investors.

China Region Depositary Receipts

Investing in Depositary Receipts listed on exchanges outside of the China region but with underlying securities of companies organized, listed or domiciled in the China region subjects the investment to the same risks as identified above which could apply to the underlying securities. Such risks may include: (i) the risk of nationalization, expropriation of assets, confiscatory taxation or other regulatory limitations on investment or repatriation of capital; (ii) greater social, economic, political or military uncertainty; (iii) dependency on exports and international trade; (iv) competition from Asia’s other emerging economies; (v) greater governmental interventions in and control over the economy; and (vi) differences in disclosure or reliability of information about a company, including auditing and financial reporting standards that do not include external inspection and which may differ from globally recognized standards. Risks that affect underlying companies economically tied to the China region could also affect Depositary Receipts on those companies.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Restrictions on US Investments in China

Fixed Income Investing Risks

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Changes in global markets and economies, low interest rate environments, regulatory interventions and negative interest rate environments can also significantly affect interest rate fluctuations, including in ways that are not always predictable. Although some Funds do not hold fixed income securities, dividend stocks may be sensitive to interest rate fluctuations.

The Renminbi Yuan & Bond Fund will invest in fixed income securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, denominated in U.S. dollars or other currencies. Fixed income investments are subject to additional risks including:

Credit Risks. Credit risk relates to the ability of the issuer to make interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

In making investments in debt securities, the portfolio managers may consider the ratings assigned by ratings organizations, along with the Adviser’s own research. If securities the Renminbi Yuan & Bond Fund buys are unrated, they may be assigned a rating by the portfolio managers in categories similar to those of a rating organization.

Investing in fixed income securities can subject the Renminbi Yuan & Bond Fund to counterparty credit risk, which is the risk that the counterparty to the transaction will not fulfill its obligations.

Most of the securities in which the Renminbi Yuan & Bond Fund will invest are not rated by any Nationally Recognized Statistical Ratings Organization. The Renminbi Yuan & Bond Fund may invest in securities that are equivalent to “investment grade” or “high yield” bonds.

The Renminbi Yuan & Bond Fund’s investments will cause the Renminbi Yuan & Bond Fund to be exposed to the counterparty credit risk of the bond’s issuers or the counterparty to the Renminbi Yuan & Bond Fund’s purchase transaction.

The Renminbi Yuan & Bond Fund has no particular duration target and is not required to invest in a specific maturity range, and debt securities may be within any maturity range (short, medium or long) depending on the portfolio managers’ evaluation of investment opportunities available within the debt securities market at the time of purchase.

The Renminbi Yuan & Bond Fund invests in Renminbi Yuan-denominated instruments, which are often offered on an unsecured basis, meaning there is no collateral to offset the risk of non-payment. This exposes the Renminbi Yuan & Bond Fund to greater counterparty risk because if an issuer of a Renminbi Yuan-denominated instrument in which the Renminbi Yuan & Bond Fund invests becomes insolvent, the Renminbi Yuan & Bond Fund would be an unsecured creditor and recourse may be more limited than if the instruments were secured.

In addition, legal systems in the non-U.S. jurisdictions for resolution of defaulted debt obligations may not be as well-developed as the U.S. legal system and the Renminbi Yuan & Bond Fund may be unlikely to recover if a debt obligation defaults. Some foreign countries’ legal systems may prevent or restrict payments of principal or interest owing on defaulted securities to foreign investors. Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in settlement of legal claims arising from a defaulted security. There is no guarantee that such approvals, if any, would be received.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities. Lower-grade debt securities are normally subject to greater risks than investment-grade securities, including:

☐	the relatively greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;
☐	the issuer’s relatively low creditworthiness, which may increase the potential for its insolvency;
☐	the high yield bond market is more likely to suffer an overall decline in values during a period of a general economic downturn; and

☐	an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Interest Rate Risk. Interest rate risk refers to the risk that changes in interest rates will affect the value of fixed income securities in which the Renminbi Yuan & Bond Fund invests, because of the inverse relationship between price and yield. Generally, the prices of fixed income securities rise when interest rates fall, and prices of fixed income securities fall when interest rates rise. Debt securities with longer maturities, which tend to have higher yields, are more sensitive to fluctuations in interest rates than obligations with shorter maturities.

Prepayment Risk. Certain fixed income securities (in particular but not limited to mortgage-related securities) are subject to the risk of unanticipated prepayment, that is the risk that when interest rates fall, the issuer will repay the security prior to the security’s expected maturity, or with respect to certain fixed income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security’s expected maturity. The Renminbi Yuan & Bond Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Renminbi Yuan & Bond Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Similarly, the markets for trading Renminbi Yuan-denominated bonds (either in London, Hong Kong, through Euroclear or the China Interbank Bond Market (“CIBM”)) are still developing and may suffer greater relative volatility and liquidity events as compared to well-developed bond trading markets. There is no guarantee that the Fund will be granted access to the CIBM.

Renminbi Yuan Bond Market Risks

The Renminbi Yuan & Bond Fund invests a substantial portion of its assets in debt securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, which may be denominated in Renminbi, Yuan or other currencies, and which may trade on newly developed markets. These Renminbi Yuan-denominated bonds are subject to the following additional risks:

☐              A limited number of issuers have issued Renminbi Yuan-denominated securities, which trade in one or more developing trading markets and the maturities of these instruments are typically shorter than the maturities of comparable instruments issued in more developed markets. There is no guarantee that the Renminbi Yuan & Bond Fund will be able to locate and acquire suitable Renminbi Yuan-denominated investments, due to the comparatively low number of issues and competition from other purchasers for the same investment opportunities.

☐              Developing trading markets may be more likely than well-developed markets to suffer liquidity constraints, which could apply to the market as a whole or to individual securities in the market. Developing trading markets are more likely to suffer relatively lower trading volume and relatively greater price volatility. Developing markets may also be subject to additional risks including market suspensions and lack of developed regulation. The Renminbi Yuan & Bond Fund will seek to develop access to as many markets as possible for the purchase and sales of Renminbi-denominated and Yuan-denominated bonds, but the Fund could be adversely affected by liquidity events that impact Renminbi-denominated and Yuan-denominated bonds or the markets in which they trade.

Trading Risks. The Renminbi Yuan & Bond Fund will buy and sell securities that trade in newly developed and emerging markets, which may involve additional risks.

☐              Renminbi-denominated bonds and their trading markets are still developing. There is no guarantee that trading of Renminbi-denominated securities in the over the counter markets will be conducted on a regular basis or that market making arrangements will be in place to make a market and quote a price for all such securities at all times. The secondary market for Renminbi-denominated securities may not develop broadly. As a result, the Renminbi Yuan & Bond Fund may have to hold instruments until their maturity date.

☐              The transaction cost associated with effectuating transactions in each of these markets may be higher than the costs associated with fixed income investments in the United States. In particular, the spread between bid and ask may be wider than for comparable U.S. issued securities trading in well-established U.S. bond markets.

☐              The settlement and clearing systems for Renminbi-denominated instruments may not be well-tested and may be subject to increased risks of error or inefficiency, including delays in settlement or clearing. The Renminbi Yuan & Bond Fund will rely on local service providers to implement transactions in Renminbi-denominated and Yuan-denominated instruments.

Offshore Investor Risks. As an offshore investor in a foreign market, the Renminbi Yuan & Bond Fund faces special offshore investor risks, including the following:

☐              The Government of China imposes capital controls, including in the form of currency controls, and such restrictions limit the ability of the Renminbi Yuan & Bond Fund to exchange and transfer currency. Additional types of capital controls may be imposed at any time, and may take the form of restrictions on the transfer of currency, securities or assets, or taxes on gains or profits to be expatriated by foreign investors. The Renminbi Yuan & Bond Fund could be adversely affected if China imposes additional capital controls.

☐              The Renminbi Yuan & Bond Fund’s purchases and sales of Renminbi-dominated and Yuan-denominated bonds in the over the counter market will require the Fund to convert U.S. dollars to Yuan for purchases, and Yuan to U.S. dollars on sales. The Fund could lose money, or its value could decrease, if the Fund cannot exchange currency. China’s currency exchange restrictions require the authorized banks to have a sufficient supply of Yuan to make exchanges, and exchanges are subject to daily limits. The Renminbi Yuan & Bond Fund could be adversely affected if its agent banks do not have access to a sufficient currency supply. The Renminbi Yuan & Bond Fund could be adversely affected by changes in currency exchange management, which may happen at any time without notice.

☐              As a foreign investor, the Renminbi Yuan & Bond Fund could be adversely affected by legal, political, governmental and economic policies of countries in which bond issuers are located. Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in payment of a bond or other security. There is no guarantee that such approvals, if any, would be received.

☐              The Renminbi Yuan & Bond Fund will invest in securities issued by China and its agencies, including central banks. Bonds issued by foreign governments present “sovereign debt” risk, which is the risk that the government issuers will not make interest payments or repay the bond when due. The Fund would have limited recourse if there was a default on payment.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. There may also be limitations on the rights and remedies available to the Funds, individually or in combination with other shareholders.

In China, all issuers of “B” shares, “H” shares and Red Chips, in which the Funds may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

With regard to China, the national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets. Emerging and developing market countries may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income a Fund has available for distribution. Because a portion of the Funds’ investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations.

A portion of each Fund’s assets will be invested in securities of entities in foreign markets and a portion of the income received by a Fund will be in foreign currencies. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on a Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments. Further, a Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Each Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them. Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of companies domiciled there, or within specific sectors of an economy. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund. As used in the prospectus and SAI, the term “majority of the outstanding shares” of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Funds’ fundamental investment restrictions set forth in their entirety. In contrast to the investment restrictions described below, investment policies that are not fundamental may be changed by the Board without shareholder approval.

Unless otherwise noted, whenever a fundamental investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to the limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s fundamental investment restrictions. With respect to limitations on borrowings, if the Fund’s asset coverage falls below 300% at any time (not including Sundays and holidays), the Fund shall, within three days thereafter, reduce the amount of its borrowings so that asset coverage of its total borrowing shall be at least 300%. For purposes of the Fund’s investment policy on concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, measured at market value at the time of investment, and “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of applying this 25% limitation, the Adviser references industry classifications published by a variety of sources and generally considers industry classifications assigned in global industry classifications standards or, for focused funds, at the sub-group level as provided by Bloomberg, L.P. The Adviser may also determine, acting in good faith based on its own analysis, that an industry group or sub-group may be so broad that the economic characteristics of issuers within a group differ materially, or that the classification of a particular issuer within a group is unreliable. In that case, the Adviser may reclassify the issuer into a different group for purposes of this policy.

Fundamental Investment Restrictions

No Fund may:

1.	Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge up to 33 1/3% of its assets to secure such borrowings.

2.	Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.	Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

None of the Asia Focus, China & Hong Kong, or Global Innovators Funds may:

1.	Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. government securities.

Non-Fundamental Investment Policies

The Alternative Energy Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry; except that the Alternative Energy Fund will invest more than 25% in securities in the alternative energy sectors and may invest more than 25% in U.S. government securities.

The Global Energy Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry; except that the Global Energy Fund will invest more than 25% in securities in the energy sectors and may invest more than 25% in U.S. government securities.

The Renminbi Yuan & Bond Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular sector or industry; except that the Renminbi Yuan & Bond Fund will invest more than 25% in securities issued by the government of China, including its agencies and instrumentalities, banking and finance industries.

Each Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice to shareholders.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

Each of the Trust, the Adviser, Foreside Fund Services, LLC, and the Funds’ distributor (the “Distributor) have adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust and Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to a code of ethics). Under applicable Codes of Ethics, personnel subject to that Code of Ethics may invest in securities for their own personal investment accounts, subject to limitations imposed by the Code which may include pre-clearance, and these limitations are applicable to securities held or to be acquired by the Fund. There can be no assurance that the Codes of Ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All security selection decisions are made by the Adviser. Orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by the Adviser, subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and the Adviser. In selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

In addition to meeting the primary requirements of execution and price, it is possible that brokers or dealers selected to execute Fund portfolio transactions may provide research services, or statistical material or other services to the Funds or to the Adviser for the Funds’ use, that, in the opinion of the Board, are reasonable and necessary to the Funds’ normal operations. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer that provides brokerage and research services to the Adviser (for the Funds and/or other accounts for which the Adviser exercises investment discretion) an amount of commission for effecting a securities transaction for a Fund greater than the amount other broker-dealers would have charged for effecting the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such brokerage and research services may be useful or of value in advising the Funds.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities;(iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions. Historically, the Adviser and/or funds it manages have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services. If the Adviser were to receive these types of services, it would determine the amount of allocations to brokers who provide brokerage and research services and report brokerage allocations, on an overall basis and involving brokerage and research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to the Adviser in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of the Adviser’s other clients may be useful to the Adviser in carrying out its obligations to the Funds. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. The fees paid by the Funds to the Adviser are not reduced because the Adviser receives brokerage and research services. While such services are not expected to reduce the Adviser’s expenses, the Adviser might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson™ may receive research services, or statistical material or other services to the Funds from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser. Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e). Currently, the Adviser does not receive research through Third Party Research Service arrangements.

Guinness Atkinson™ is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or other funds to which the Adviser or its affiliates render investment advisory services, and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over-the-counter market.

Brokers or dealers who execute portfolio transactions on behalf of a Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Adviser determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or the Adviser’s overall responsibilities to the Fund.

It may happen that the same security held by a Fund will also be held by other clients of Guinness Atkinson™. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Brokerage with Fund Affiliates. Subject to the supervision of Guinness Atkinson™ and the Board, brokerage or other agency transactions for the Funds may be executed through brokers who are “Authorized Participants” of exchange traded funds to which the Adviser serves as investment adviser, or through registered broker-dealer affiliates of Authorized Participants for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds cannot exceed “usual and customary” brokerage commissions, which means amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including the Trustees who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Brokerage transactions effected through affiliates of Authorized Participants of an exchange traded fund advised by the Adviser will be reviewed regularly.

Brokerage commissions paid by the Funds during the last three fiscal years were as follows:

Year Ended December 31,	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund (1)
2021	$4,970	$2,986	$10,332	$2,252	$20,366	$0
2020	$3,762	$4,269	$19,231	$1,624	$29,603	$0
2019	$3.314	$3,778	$13,082	$2,634	$36,784(2)	$0

(1)	The Renminbi Yuan & Bond Fund had principal trades only.

(2)	The decrease in brokerage commissions was to a decrease in turnover.

None of the other Funds paid any commissions under Third Party Research Service arrangements during the fiscal year ended December 31, 2021.

The following are the Funds’ portfolio turnover rates for the last two fiscal years:

	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Alternative Energy Fund	29.03%	35.00%
Asia Focus Fund	29.05%	30.24%
China & Hong Kong Fund	29.82%	45.40%
Global Energy Fund	49.58%*	15.49%
Global Innovators Fund	19.01%	14.44%
Renminbi Yuan & Bond Fund	31.79%	36.26%

*	The increase in the Global Energy Fund’s portfolio turnover was due to increase trading activity in fiscal year ended 2021 compared in fiscal year ended 2020, although less stock changes were made in the portfolio.

The Funds are required to disclose information regarding investments in the securities of their “regular” broker-dealers (or parent companies of their regular broker-dealers). “Regular broker-dealers” are defined by the SEC as: (a) one of the 10 broker-dealers that received from the Funds the largest amount of brokerage commissions by participating, directly or indirectly, in the Funds’ portfolio transactions during the Funds’ most recent fiscal year; (b) one of the10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Funds during the Funds’ most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Funds during the Funds’ most recent fiscal year. None of the Funds held securities of their regular broker-dealers as of December 31, 2021.

COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION

NAV Calculation

The net asset value per share (“NAV”) of each of the Funds is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fed line System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Funds’ NAVs. All of the Funds will be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. For the Global Innovators Fund, NAV is calculated separately for each class. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. The liabilities that are charged to a Fund are borne proportionately by each share of the Fund. Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds are conclusive.

Securities Valuation

The Funds will invest in foreign securities and, as a result, the calculation of the Funds’ NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board. The Funds may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies. If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in a Fund’s portfolio. Portfolio securities of a Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point. (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board. As of the date of this SAI, such securities will be valued by the latter method. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost value does not represent fair market value.

The Funds will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary. When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point. If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of a Fund to the performance of other Funds, of exchange traded funds or other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by a Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n = ERV

Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n = ATVD

Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ATVD	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n = ATVDR

Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ATVDR	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

A Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period. Should any shareholder’s redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. A Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker authorized designee.

Each of the Asia Focus Fund, China & Hong Kong Fund and Renminbi Yuan & Bond Fund charges a redemption fee of 2.00% of the value of shares redeemed within 30 days of acquisition (by purchase or exchange). Although each Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts held at financial intermediaries (which may impose their own fees), redemptions of shares made through systematic withdrawal or exchange plans, pre-approved asset allocation programs or automatic non-discretionary rebalancing programs, retirement plans that cannot implement the redemption fee, redemptions initiated by a Fund, or under other circumstances when the redemption does not result in the Fund incurring transaction costs to meet the redemption request. The Funds will not charge a redemption fee to investors providing seed capital.

Portfolio Holdings Information

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Each Fund’s complete holdings must be filed quarterly with the SEC within 60 days of the end of each fiscal quarter on Form N-PORT, and must be delivered to Fund shareholders within 60 days of the end of the second and fourth fiscal quarters in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders, respectively. The Funds’ Annual and Semi-Annual Reports must be filed with the SEC on Form N-CSR no later than 10 days after delivery of the Reports to shareholders. The Funds’ filings on Form N-PORT and Form N-CSR are available free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Trust discloses such information to the parties at or after the same time the Funds’ portfolio holdings is made public on the SEC’s website (quarterly within 60 days of the end of each fiscal quarter).

The Adviser discloses the Funds’ holdings on Guinness Atkinson™ Funds’ website monthly, normally with a lag of five to ten business days following the end of the month. The information is then disclosed to third parties after it has been made public on Guinness Atkinson™ Funds’ website.

The Adviser may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any securities trading, and (3) the recipient will not provide access to third parties to this information.

Guinness Asset Management Ltd., an affiliate of the Adviser, manages other funds in a mirror image fashion to certain of the Guinness Atkinson™ Funds. As a result, it is possible for the holdings of the Guinness Atkinson™ Funds to be deduced from disclosures of holdings in those funds (and vice versa). It is accepted that disclosures of holdings in those clients’ portfolio may be disclosed to third parties. The Adviser has, however, undertaken to use its best endeavors to obtain confidentiality agreements similar to those described above when such disclosures occur before those Funds’ holdings are made public.

In addition, the Funds’ service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. Disclosure of a Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer. In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings. The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board. In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussion in the prospectus and this SAI are based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As regulated investment companies, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions made by a Fund during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, that amount may be carried forward and treated as a capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. Any such net capital losses retain their character as either long-term or short-term losses. As explained below, however, carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for August 2022 is 1.71%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have an ownership change. If a Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below. The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of December 31, 2021.

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Long-term	$31,883,382	–	–	$24,967,228	–	$3,271,504
Short-term	–	–	–	3,308,019	–	965,471
Total	$31,883,382	$–	$–	$28,275,247	$–	$4,236,975

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In addition to satisfying the Distribution and Income requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which a Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If, for any taxable year, a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of a Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders or may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss (to the extent attributable to changes in foreign currency exchange rates).

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if the Fund invests in “marketable stock” (as defined) of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced). There can be no assurance that a Fund’s distributions will be sufficient to avoid this excise tax.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31. In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that may be taxable as qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that may be taxable as qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of section 246(c) of the Code, any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by a Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Funds have instructed the Adviser to minimize taxable distributions on behalf of a Fund when deemed in the best interest of shareholders. As a result, the Adviser may sell portfolio holdings that are currently in a loss position in order to offset realized taxable gains. Using this technique a Fund’s portfolio turnover rate may see an increase which could result in additional transactional costs. The Adviser does not anticipate this to become a principal component of the Fund’s investment strategy.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining its adjusted current earnings.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund’s assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund (including an exchange of shares of another Fund for shares of the Fund, when applicable, or pursuant to a dividend reinvestment in the Fund) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of sections 246(c)(3) and (4) of the Code generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income. When a shareholder redeems shares of a Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term. Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding generally would not apply to amounts properly reported by a Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to taxable ears beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to a Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of a Fund’s net short-term capital gain over its net long-term capital loss.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Funds with proper notification of their foreign status.

Payments after June 30, 2014 of dividends on, and payments after 2016 of gross proceeds from the redemption of, shares of a Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of a Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

As of the date of this SAI, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Trust and the Funds. The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Funds. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The officers of the Funds manage the day-to-day operations of the Funds. The day-to-day operations of the Funds are always subject to the investment objective of each Fund. Unless otherwise noted, each Trustee and officer’s address is 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Independent Trustees
Name and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (75)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	11	None
Dr. Bret A. Herscher (64)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Previously, Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	11	None
Susan Penry-Williams (76)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	11	None
J. Brooks Reece, Jr. (75)	Trustee and Chairman	Indefinite; Since April 1994	Retired: CEO, Adcole Corp, from 1989 to 2017.	11	None

Interested Trustee
Name, Address, and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness* 18 Smith Square Westminster, London SW1P 3HZ, United Kingdom (74)	Trustee	Indefinite; Since August 1998	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	11	None

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (64)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.
Patrick Keniston (57)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC since 2008.
Rita Dam (55)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (55)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.

Sardjono Kadiman (47)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).
Lyna Phan (47)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC (2010-2017).

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Funds.  The Board is composed of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”).  In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Funds. These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board held, and each Trustee attended four in-person board meetings and two telephonic board meetings during the fiscal year ended December 31, 2021. As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Chairman of the Board is an Independent Trustee. The Funds do not have a lead Independent Trustee. The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm; and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores. Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector. Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland. The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert. Mr. Fordwood is the Chairman of the Audit Committee.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson™ Asset Management since November 2002; Chairman of Guinness Asset Management Ltd., an investment adviser in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010. Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003. Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services. Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd. Mr. Guinness has more than 36 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is a self-employed consultant in the medical device sector. From 2012 through 2018, he served as Chief Technology Officer at EARGO, Inc., a hearing aid company. From 2009 through 2012, he served as Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease. Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

Susan Penry-Williams, has served as a Trustee of the Trust since February 2016. Ms. Penry-Williams is retired. Previously, she was a Partner in the law firm of Kramer Levin Naftalis & Frankel, LLP, from 1994 to 2014, where she served as the co-head of the Financial Services Group. Her practice focused on general securities law and concentrated on the regulation and corporate governance of investment companies and investment advisers, and she represented mutual funds and their directors and trustees in all aspects of transactions in a mutual fund complex, including reorganizations and mergers. Ms. Penry-Williams holds a J.D. and a B.A., magna cum laude, Phi Beta Kappa, both from Columbia University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994 and is an Operating Partner of Stonebridge Partners Small Cap Team since 2018. From 1984 through 2017, he served in various senior executive positions at Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, and its affiliates. Mr. Reece served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000. Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview. The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Guinness Atkinson™ and the Funds’ other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds' risks. Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds' Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the Committee level. Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds' major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines. The Valuation Committee oversees valuation risk and compliance with the Funds' Valuation Procedures and oversees actions by the Adviser with respect to the valuation of portfolio securities.

Board Committees

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets at least once a year and met twice during 2021. The four Independent Trustees Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Audit Committee. Mr. Fordwood is the Chairman of the Audit Committee.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee did not meet during 2021. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Governance and Nominating Committee. The Governance and Nominating Committee will consider nominees recommended by the Trust’s shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 251 South Lake Avenue, Suite 800, Pasadena, California 91101. All nominations so received shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Independent Trustees nor their immediate family members own securities issued by the Adviser, Distributor or their related companies, as of December 31, 2021. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for service to all series in the Trust for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses. There are no pension or retirement benefits accrued as part of the Funds’ expenses. Each Trustee oversees all of the Funds, including other series of the Trust not covered by this SAI.

Name of Trustee	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund	Aggregate Compensation from the Trust
Independent Trustees
Mr. Fordwood	$1,816	$1,370	$2,529	$1,171	$6,276	$1,024	$20,000
Dr. Herscher	$1,816	$1,370	$2,529	$1,171	$6,276	$1,024	$20,000
Ms. Penry-Williams	$1,816	$1,370	$2,529	$1,171	$6,276	$1,024	$20,000
Mr. Reece	$1,997	$1,505	$2,782	$1,287	$6,912	$1,125	$22,000
Interested Trustee
Mr. Guinness	$0	$0	$0	$0	$0	$0	$0

The Trustees and officers of the Trust, as a group, owned of record less than 1% of the outstanding shares of the Funds.

Trustee Ownership in the Funds

As of December 31, 2021, certain of the Trustees owned shares of certain Funds in the following dollar ranges, as indicated below:

Independent Trustee	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mr. Fordwood	—	—	—	—	—	—	—
Dr. Herscher	—	—	—	—	C	—	C
Ms.Penry-Williams	—	—	—	—	D	—	D
Mr. Reece	—	—	—	—	C	—	C
Interested Trustee
Mr. Guinness	—	—	—	—	—	—	—

Amount Invested Key

—	None

A.	$1-$10,000

B.	$10,001-$50,000

C.	$50,001-$100,000

D.	over $100,000

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

As of March 31, 2022, the following shareholders were considered to be the principal shareholders of the Alternative Energy, Asia Focus, China & Hong Kong, Global Energy, Global Innovators and Renminbi Yuan & Bond Funds. To the best knowledge of the Trust, except as otherwise indicated, all of these shareholders are shareholders of record only and, therefore, are not control persons of those Funds.

Alternative Energy Fund

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	39.07%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905 Jurisdiction - California	21.74%
TD Ameritrade Inc. FBO Omaha, NE 68103-2226	13.54%
Pershing LLC Jersey City, NJ 07399-0001	5.53%

Asia Focus Fund

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO Customers San Francisco, CA 94105-1905 Jurisdiction - California	27.45%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995	11.42%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	7.32%

China & Hong Kong Fund

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA94105-1905	23.96%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995	11.32%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	6.31%

Global Energy Fund

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	31.62%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	24.49%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905 Jurisdiction - California	22.72%

Global Innovators Fund – Investor Class

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	34.91%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905 Jurisdiction - California	25.33%
TD Ameritrade Inc. FEBO Omaha, NE 68103-226	10.00%

Global Innovators Fund – Institutional Class

Name and Address	Percentage of Ownership
Merrill Lynch Pierce Fenner & Smith FEBO Jacksonville, FL 32246-6484 Jurisdiction - Florida	33.31%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905	23.65%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995	19.56%
Pershing, LLC Jersey City, NJ 07399-0001	9.15%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	6.20%

Renminbi Yuan & Bond Fund

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	40.08%
Guinness Asset Management LTD London SW1P 3HZ United Kingdom	32.51%
Guinness Atkinson Asset Management Inc. Pasadena, CA 91101-3009	8.98%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905	7.23%

THE INVESTMENT ADVISER AND The ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the Funds. Under the Investment Advisory Agreement (the “Agreement”), for each Fund, the Adviser directs the investments of the Funds in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to the Adviser. The Adviser also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson™ and of all personnel of the Trust or of Guinness Atkinson™ performing services relating to research, statistical and investment activities. Guinness Atkinson™ is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Funds’ then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

Guinness Atkinson™ performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson™ also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson™ may deem to be desirable. Guinness Atkinson™ makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board. Guinness Atkinson™, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by Guinness Atkinson™ under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to, fees paid to Guinness Atkinson™ and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Independent Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

Expenses that are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes. Guinness Atkinson™, from time to time may voluntarily waive or defer all or a portion of its fees payable under the Agreement. Pursuant to an expense limitation agreement between the Adviser and certain of the Funds, the Adviser has contractually agreed to waive its fees and/or pay or absorb Fund expenses (excluding certain types of expenses) in order to limit a Fund’s total annual operating expenses at certain pre-determined levels as set forth in each Fund’s Prospectus. To the extent that the Adviser absorbs expenses for a Fund to satisfy such a cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose. The Board or Guinness Atkinson™ may terminate the Agreement on 60 days’ written notice without penalty. The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the name “Guinness Atkinson™” from a Fund if Guinness Atkinson™ no longer advises the Fund. Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the name “Guinness Atkinson™” or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event the Agreement is terminated, each Fund will immediately delete “Guinness Atkinson™” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

As compensation for all services rendered under the Agreement, Guinness Atkinson™ is entitled to receive annual fees from the Funds, payable monthly, at the following rates:

Fund	Advisory Fee Rate (as a percentage of the Fund’s average daily net assets)
Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the first $500 million of assets; 0.60% on assets in excess of $500 million.
Renminbi Yuan & Bond Fund	0.55%

Advisory fees and expense reimbursements/recoupments for the past three fiscal years were as follows:

Fiscal year ended December 31, 2021:	Gross Advisory Fee	Expenses (Reimbursed)/Recouped	Net Advisory Fees Paid
Alternative Energy Fund	$356,624	$90,199	$446,823
Asia Focus Fund	$186,865	$17,077	$203,942
China & Hong Kong Fund	$656,853	-	$656,853
Global Energy Fund	$87,475	($62,548)	$24,927
Global Innovators Fund	$1,638,696	$113,435	$1,752,131
Renminbi Yuan & Bond Fund	$25,912	($65,641)	-

Fiscal year ended December 31, 2020:	Gross Advisory Fee	Expenses (Reimbursed)/Recouped	Net Advisory Fees Paid
Alternative Energy Fund	$116,141	($56,176)	$59,965
Asia Focus Fund	$160,412	($37,318)	$123,094
China & Hong Kong Fund	$600,089	-	$600,089
Global Energy Fund	$73,956	($73,956)	-
Global Innovators Fund	$1,326,788	($36,040)	$1,290,748
Renminbi Yuan & Bond Fund	$12,384	($98,235)	-

Fiscal year ended December 31, 2019:	Gross Advisory Fee	Expenses (Reimbursed)/Recouped	Net Advisory Fees Paid
Alternative Energy Fund	$87,200	($89,239)	-
Asia Focus Fund	$163,884	($47,255)	$116,629
China & Hong Kong Fund	$617,550	-	$617,550
Global Energy Fund	$143,655	($87,056)	$56,599
Global Innovators Fund	$1,318,180	($240,701)	$1,077,479
Renminbi Yuan & Bond Fund	$9,562	($102,254)	-

The Agreement with respect to all Funds, was last approved by the Board on May 14, 2020. A discussion regarding the basis for the Board’s approval of the Agreement with respect to all Funds is available in the semi-annual shareholder report for the period ending June 30, 2021.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2021:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy W.N. Guinness	0	$0	2	$284	0	$0
Edmund Harriss	0	$0	6	$231	0	$0
Matthew Page, CFA	0	$0	5	$3,635	0	$0
Jonathan Waghorn	0	$0	7	$1,474	0	$0
Ian Mortimer, CFA	0	$0	5	$3,635	0	$0
Will Riley	0	$0	8	$1,500	0	$0
Mark Hammonds	0	$0	5	$222	0	$0
Sharukh Malik	0	$0	2	$10	0	$0

Portfolio Managers	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		(in millions)		(in millions)		(in millions)
Timothy W.N. Guinness	0	$0	0	$0	0	$0
Edmund Harriss	0	$0	0	$0	0	$0
Matthew Page, CFA	0	$0	0	$0	0	$0
Jonathan Waghorn	0	$0	0	$0	0	$0
Ian Mortimer, CFA	0	$0	0	$0	0	$0
Will Riley	0	$0	0	$0	0	$0
Mark Hammonds	0	$0	0	$0	0	$0
Sharukh Malik	0	$0	0	$0	0	$0

Fund Ownership

Each portfolio manager is a U.K. resident; thus, ownership of investment company shares registered and offered in the U.S. is disadvantageous from a tax perspective.

As of December 31, 2021, the portfolio managers beneficially owned shares of the Funds as follows:

Dollar Range of Shares Beneficially Owned as of December 31, 2021

Portfolio Manager	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Timothy W.N. Guinness	—	—	—	—	—	—
Edmund Harriss	—	—	—	—	—	—
Matthew Page, CFA	—	—	—	—	—	—
Jonathan Waghorn	—	—	—	—	—	—
Ian Mortimer, CFA	—	—	—	—	—	—
Will Riley	—	—	—	—	—	—
Mark Hammonds	—	—	—	—	—	—
Sharukh Malik	—	—	—	—	—	—

Conflicts of Interest

Periodically, other accounts managed by the portfolio managers will hold the same securities as those held by the Funds. When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Compensation of Portfolio Managers

Mr. Guinness is a director and an employee of the Adviser and the Chief Executive Officer of Guinness Asset Management, an affiliate of the Adviser. He is remunerated by the Adviser with an annual fixed salary and with a variable bonus that is discretionary. Dr. Ian Mortimer and Mr. Page are employed by the adviser and are remunerated with a fixed annual salary and a variable bonus that is based in part upon the value of the assets under management to which they provide investment advice. Messrs. Hammonds, Harriss, Riley, Malik and Waghorn are employed by the Adviser and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

THE ADMINISTRATOR

Mutual Fund Administration, LLC (“MFAC”) serves as the Administrator to the Funds under an Administration Agreement. As compensation for their services, the Funds pay the Administrators an administration fee payable monthly based on the Funds’ average daily net assets.

Administration fees paid by the Funds for the last three fiscal years were as follows:

	2021	2020	2019
Alternative Energy Fund	$15,775	$6,612	$3,971
Asia Focus Fund	8,738	9,145	8,457
China & Hong Kong Fund	28,730	34,705	34,111
Global Energy Fund	4,575	5,629	10,469
Global Innovators Fund	71,343	73,502	103,092
Renminbi Yuan & Bond Fund	1,954	1,283	664

DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN
AND SHAREHOLDER SERVICING PLAN

The Trust has entered into a Distribution Agreement with respect to the Funds with Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public.

The Funds have adopted a Rule 12b-1 Distribution Plan. Currently, no payments are authorized under the Plan.

The Funds will not make separate payments as a result of the Distribution Plan to the Adviser and the Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to the Adviser. To the extent that any payments made by the Funds to the Adviser, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan was approved by the Board, including all of the “Qualified Trustees” (the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and their shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, Guinness Atkinson™ will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. The selection and nomination of the Independent Trustees is committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees. Currently, no payments are authorized under the Plan.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. Financial incentives may cause an intermediary to recommend the Fund(s) over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

Accounts serviced by financial intermediaries who provide services to Fund shareholders through various no-transaction-fee programs generally charge account servicing fees of around 0.35%, although Schwab’s OneSource program charges 0.40%. These invoices are to be sent to the Funds in accordance with the shareholder servicing plan described below. Each Fund will pay up to 0.25% of these charges through the shareholder servicing plan. Additional costs, which can be substantial, will be borne by the Adviser (or its affiliates) from its own resources and are not expenses of the Funds.

Services provided by financial intermediaries with respect to Institutional Shares for the Global Innovators Fund may differ from services provided with respect to the Investor Shares.

Shareholder Servicing Plan

Payments made under the Shareholder Servicing Plan to shareholder servicing agents are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the shareholder servicing agent is permitted to do so under applicable statutes, rules or regulations.

In addition to the payments described above, the Adviser or its affiliates, from its own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries.

Shareholder servicing and distribution fees and expenses are allocated to specific classes of the Funds. Generally, payments are not made under the Shareholder Servicing Plan with respect to Institutional Shares of the Global Innovators Fund.

Shareholder servicing fees paid by the Funds for the last three fiscal years were as follows:

	2021	2020	2019
Alternative Energy Fund	$77,712	$21,531	$16,571
Asia Focus Fund	22,418	21,528	20,298
China & Hong Kong Fund	70,671	74,311	70,926
Global Energy Fund	21,542	22,250	36,930
Global Innovators Fund	307,152	249,558	251,565
Renminbi Yuan &Bond Fund	2,521	1,366	1,036

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Funds. These payments are over and above other fees described in the Funds’ prospectus and this statement of additional information, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on a sales list, including an electronic sales platform. Providing additional marketing and support payments, and variable compensation paid by financial intermediaries to their salespersons for sales of fund shares, could create an incentive for a financial intermediary salesperson to highlight, feature or recommend one fund over another based on the compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary salesperson could have an incentive to recommend that sponsor’s mutual fund over other mutual funds. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

The Adviser, out of its own resources, may also make payments to financial intermediaries that permit the Adviser to sponsor or participate in or present at meetings, conferences, seminars or other training events. This could include travel, lodging or entertainment expenses. Additional compensation could also include ancillary or one-time charges to assist a financial intermediary in selling fund shares, such as set up or programming fees. Additional compensation may be calculated in basis points based on average net Fund assets attributable to the financial intermediary or sales of the Funds by the financial intermediary. Additional compensation may also be fixed dollar amounts. Amounts paid may vary by intermediary.

DESCRIPTION OF THE FUNDS

Shareholder and Trustees Liability. Each Fund is a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights. Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Normally, the Trust will not hold annual meetings. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Fund’s shareholders for the purpose of voting upon the question of removal of a trustee and the Trust will assist in communications with other Trust shareholders.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the investments of the Funds and other information. In addition, shareholders will receive annual financial statements audited by the Funds’ independent accountants.

FINANCIAL STATEMENTS

The financial statements of the Funds as of and for the year ended December 31, 2021, are incorporated by reference to such Funds’ 2021 Annual Report filed with the SEC on March 11, 2022. Such report is incorporated herein by reference in reliance upon such report of Tait, Weller & Baker, LLP, an independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

Proxy Voting Guidelines

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to the Funds’ portfolio securities. Guinness Atkinson has engaged Glass Lewis to provide proxy voting services for clients over which Guinness Atkinson exercises proxy voting authority. Guinness Atkinson has adopted standard proxy voting guidelines, which are applied by Glass Lewis to Guinness Atkinson proxy votes, absent instruction from Guinness Atkinson to the contrary. Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests. If proxy statements are received with respect to a Fund’s investments, these following policies will apply. In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of a Fund to any other entity or interested party. Each portfolio manager votes proxies for the Funds they serve and all proxies are voted on a case by case basis; votes may vary with respect to the same issuer. With respect to voting proxies for the Funds, Guinness Atkinson™ will use the following guidelines for each of the following four categories of issues:

Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Traditionally, these issues include:

☐	Approval of auditors

☐	Election of directors

☐	Indemnification provisions for directors

☐	Liability limitations of directors

☐	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Guinness Atkinson™ will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Fund. Non-routine matters include:

☐	Mergers and acquisitions

☐	Restructuring

☐	Re-incorporation

☐	Changes in capitalization

☐	Increase in number of directors

☐	Increase in preferred stock

☐	Increase in common stock

☐	Stock option plans

Corporate Governance Proposals. Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

☐	Poison pills

☐	Golden parachutes

☐	Greenmail

☐	Supermajority voting

☐	Dual class voting

☐	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Shareholder matters include:

☐	Annual election of directors

☐	Anti-poison pill

☐	Anti-greenmail

☐	Confidential voting

☐	Cumulative voting

Proxy voting will be determined by Guinness Atkinson™. Issues not covered by these guidelines will be discussed with the Board. If Guinness AtkinsonTM determines that the cost of effectuating a proxy vote exceeds the value of the proxy vote on the client’s account, as determined by the portfolio manager, the proxy may not be voted. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge upon request, by calling (800) 915-6566.

Proxies voted on behalf of other clients of Guinness Atkinson™ may be voted differently, based on client interests.

GENERAL INFORMATION

Independent Contractors. Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Administrator. Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740, serves as the Funds’ administrator.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the transfer agent for the Funds. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian for the Funds. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates the Funds’ daily NAV.

Legal Counsel. Seward & Kissel, LLP, with a main office at One Battery Park Plaza, New York, NY 10004, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm. Tait, Weller & Baker, LLP, located at Two Liberty Place, 50 S 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, audits the financial statements and financial highlights of the Funds and provides reports to the Board.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owner, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

APPENDIX A

Description of Moody’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*Aaa: Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

*Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

*A: Bond that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

*Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime1 or P1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime1 or P1 repayment capacity will normally be evidenced by the following characteristics:

☐	Leading market positions in well-established industries.

☐	High rates of return on funds employed.

☐	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

☐	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

☐	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime2 or P2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*AAA: Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

*AA: Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher-rated issues only in small degree.

*A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

*BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal; whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P’s Commercial Paper Ratings:

S&P’s commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

GUINNESS ATKINSONTM FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation.

(1)	Certificate of Trust dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on March 20, 1997.

(A)	Amendment dated September 8, 2000 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(B)	Amendment dated April 25, 2003 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2020

(2)	Trust Instrument dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the SEC on March 20, 1997.

(A)	Amendment dated September 28, 2000 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(B)	Schedule A dated November 14, 2005 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(C)	Amended and Restated Schedule A to Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(D)	Amendment dated September 9, 2019 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2020.

(b)	By-laws.

(1)	By-laws revised as of November 14, 2005 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(c)	The Rights of Security Holders are set forth in the Registrant’s Trust Instrument and Bylaws.

(d)	Investment Advisory Agreement.

(1)	Investment Advisory Agreement between Registrant and Guinness Atkinson™ Asset Management, Inc. (the “Adviser”) dated April 25, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2003.

	(A)	Amendment to Schedule A dated May 10, 2021 of Investment Advisory Agreement – filed herewith.

(e)	Distribution Agreement.

(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2017.

	(A)	Novated Distribution Agreement dated September 30, 2021 – filed herewith.

(2)	Form of Authorized Participant Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custody Agreement.

(1)	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH&Co.”) dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(h)	Other Material Contracts.

(1)	Form of Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration Corporation dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(A)	Amendment to Schedule B is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(B)	Form of Amendment to Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(2)	Form of Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated April 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed with the SEC on June 28, 2004.

(A)	Addendum dated August 31, 2009 to the Amended and Restated Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010..

(3)	Power of Attorney for Susan J. Penry-Williams is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2017.

(4)	Form of Shareholder Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed with the SEC on April 27, 2005.

(A)	Amended Schedule A to Shareholder Servicing Agreement dated May 10, 2021 – filed herewith.

(5)	Shareholder Servicing Plan dated May 1, 2005 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed with the SEC on April 27, 2005.

(A)	Amended Schedule A to Shareholder Servicing Plan dated May 10, 2021 – filed herewith.

(6)	Amended and Restated Expense Limitation Agreement dated October 12, 2020 – filed herewith.

(7)	Fund Accounting and Services Agreement between Registrant and ALPS Fund Services, Inc., dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(A)	Amendment dated February 21, 2012 to the Fund Accounting and Services Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012

(8)	Administrative Agency Agreement and Amendment to Administrative Agency Agreement between Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2020.

(i)	Legal Opinion.

(1)	Opinion of Kramer Levin Naftalis & Frankel LLP is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed with the SEC on December 31, 2015

(i)	Opinion of Morris, Nichols, Arsht & Tunnell LLP is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed with the SEC on December 31, 2015

(j)	Other Opinions.

(1)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – None.

Investment Letters dated May 6, 1994 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

(m)	(1)	Rule 12b-1 Distribution and Service Plan dated May 18, 2015 – filed herewith.

(A)	Amended Schedule A to Rule 12b-1 Distribution and Service Plan - filed herewith.

(n)	Rule 18f-3 Plan is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed with the SEC on December 31, 2015.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed with the SEC on May 20, 2004.

(i)	Code of Ethics of the Registrant revised February 11, 2013 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2013.

(2)	Code of Ethics of the Adviser is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2009.

(i)	Code of Ethics of the Adviser revised November 1, 2010 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed with the SEC on June 28, 2011.

(3)	Code of Ethics of the Distributor is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed with the SEC on March 1, 2002.

(4)	Code of Ethics of the Sub-adviser is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

Item 29.	Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed electronically on March 20, 1997, provides for the indemnification of Registrant’s Trustees and officers, as follows:

“Section 10.02 Indemnification.”

(a)	Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)	every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)	the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)	in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)	Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisor

Guinness AtkinsonTM Asset Management, Inc. provides management services to the Registrant and its series. Except as noted below, to the best of Registrant’s knowledge, none of the directors and officers of the Adviser has held at any time during the past two fiscal years or been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature. Timothy W.N. Guinness, Chairman and Chief Investment Officer of the Adviser, is also Chairman of Guinness Asset Management and Guinness Capital Management Ltd. Prior to April 2003, he was Chairman of Investec Global Energy Fund. He is also a non-executive director (and chairman in one case) of several investment funds and also non-executive chairman of New Boathouse Capital Ltd, a corporate finance boutique providing services to private companies, and of the Brompton Bicycle Company Ltd., a specialist manufacturer of a world leading folding bicycle. Guinness Asset Management, which is 100% owned by Mr. Guinness, is a specialist equity manager focusing on energy stocks. There is a shareholders agreement between Mr. Guinness and James J. Atkinson, Chief Executive Officer of the Adviser, covering the sharing of premises, and other resources in London by Guinness Asset Management and the Adviser.

Mr. Atkinson is also Principal of Orbis Marketing, a specialist marketing firm focusing on direct marketing of mutual funds especially on the internet. Prior to April 1, 2003, that was his principal employment. There is a shareholders agreement between Mr. Atkinson and Mr. Guinness covering the sharing of premises, and other resources in the U.S. by Orbis and the Advisor.

Item 32.	Principal Underwriter

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
4.	AdvisorShares Trust
5.	AFA Multi-Manager Credit Fund
6.	AGF Investments Trust
7.	AIM ETF Products Trust
8.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
9.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
11.	AlphaCentric Prime Meridian Income Fund
12.	American Century ETF Trust
13.	American Customer Satisfaction ETF, Series of ETF Series Solutions
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ASYMmetric ETFs Trust
20.	Bluestone Community Development Fund
21.	BondBloxx ETF Trust
22.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
23.	Bridgeway Funds, Inc.
24.	Brinker Capital Destinations Trust
25.	Brookfield Real Assets Income Fund Inc.
26.	Build Funds Trust
27.	Calamos Convertible and High Income Fund
28.	Calamos Convertible Opportunities and Income Fund
29.	Calamos Dynamic Convertible and Income Fund
30.	Calamos Global Dynamic Income Fund
31.	Calamos Global Total Return Fund
32.	Calamos Strategic Total Return Fund
33.	Carlyle Tactical Private Credit Fund
34.	Cboe Vest Bitcoin Managed Volatility Fund, Series of World Funds Trust
35.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
36.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
37.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust

38.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
42.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
43.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
44.	Clifford Capital Partners Fund, Series of World Funds Trust
45.	Cliffwater Corporate Lending Fund
46.	Cliffwater Enhanced Lending Fund
47.	Cohen & Steers Infrastructure Fund, Inc.
48.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
49.	CornerCap Group of Funds
50.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
51.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
52.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
53.	Davis Fundamental ETF Trust
54.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
55.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
56.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
57.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
58.	Defiance Next Gen Big Data ETF, Series of ETF Series Solutions
59.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
60.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
61.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
62.	Defiance Quantum ETF, Series of ETF Series Solutions
63.	Direxion Shares ETF Trust
64.	Dividend Performers ETF, Series of Listed Funds Trust
65.	DoubleLine ETF Trust
66.	DoubleLine Opportunistic Credit Fund
67.	DoubleLine Yield Opportunities Fund
68.	Eaton Vance NextShares Trust
69.	Eaton Vance NextShares Trust II
70.	EIP Investment Trust
71.	Ellington Income Opportunities Fund
72.	Esoterica Thematic ETF Trust
73.	ETF Opportunities Trust
74.	Evanston Alternative Opportunities Fund
75.	Exchange Listed Funds Trust
76.	Fiera Capital Series Trust
77.	FlexShares Trust
78.	FOMO ETF, Series of Collaborative Investment Series Trust
79.	Forum Funds
80.	Forum Funds II
81.	Friess Brandywine Blue Fund, Series of Managed Portfolio Series
82.	Friess Brandywine Fund, Series of Managed Portfolio Series
83.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
84.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
85.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
86.	Grizzle Growth ETF, Series of Listed Funds Trust
87.	Guinness Atkinson Funds
88.	Harbor ETF Trust

89.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
90.	IDX Funds
91.	Infusive US Trust
92.	Innovator ETFs Trust
93.	Ironwood Institutional Multi-Strategy Fund LLC
94.	Ironwood Multi-Strategy Fund LLC
95.	John Hancock Exchange-Traded Fund Trust
96.	Kelly Strategic ETF Trust
97.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
99.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
100.	Mairs & Power Funds Trust
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	Milliman Variable Insurance Trust
104.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
105.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
106.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
107.	Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
108.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
109.	Morningstar Funds Trust
110.	OSI ETF Trust
111.	OTG Latin American Fund, Series of World Funds Trust
112.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
119.	Palmer Square Opportunistic Income Fund
120.	Partners Group Private Income Opportunities, LLC
121.	PENN Capital Funds Trust
122.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
123.	Perkins Discovery Fund, Series of World Funds Trust
124.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.	Plan Investment Fund, Inc.
126.	PMC Funds, Series of Trust for Professional Managers
127.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
128.	Preferred-Plus ETF, Series of Listed Funds Trust
129.	Putnam ETF Trust
130.	Quaker Investment Trust
131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
133.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
134.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
135.	REMS Real Estate Value-Opportunity Fund, Series of World Funds Trust
136.	Renaissance Capital Greenwich Funds
137.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
138.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
139.	Reynolds Funds, Inc.

140.	RiverNorth Volition America Patriot ETF, Series of Listed Funds Trust
141.	RMB Investors Trust
142.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
143.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
144.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
145.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
146.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
147.	Roundhill MEME ETF, Series of Listed Funds Trust
148.	Roundhill MVP ETF, Series of Listed Funds Trust
149.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
150.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
151.	Rule One Fund, Series of World Funds Trust
152.	Salient MF Trust
153.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
154.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
155.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
156.	SHP ETF Trust
157.	Six Circles Trust
158.	Sound Shore Fund, Inc.
159.	Spear Alpha ETF, Series of Listed Funds Trust
160.	Strategy Shares
161.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
162.	Syntax ETF Trust
163.	The B.A.D. ETF, Series of Listed Funds Trust
164.	The Chartwell Funds
165.	The Community Development Fund
166.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
167.	The Finite Solar Finance Fund
168.	The NextGen Trend and Defend ETF, Series of Collaborative Investment Series Trust
169.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
170.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
171.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
172.	Third Avenue Trust
173.	Third Avenue Variable Series Trust
174.	Tidal ETF Trust
175.	TIFF Investment Program
176.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
178.	Timothy Plan International ETF, Series of The Timothy Plan
179.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
180.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
181.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
182.	Total Fund Solutions
183.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
184.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust

191.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.	Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
199.	U.S. Global Investors Funds
200.	Union Street Partners Value Fund, Series of World Funds Trust
201.	Variant Alternative Income Fund
202.	Variant Impact Fund
203.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
204.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
205.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
206.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
207.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
208.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
209.	VictoryShares Protect America ETF, Series of Victory Portfolios II
210.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
211.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
222.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
223.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
224.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
225.	Walthausen Funds
226.	West Loop Realty Fund, Series of Investment Managers Series Trust
227.	WisdomTree Trust
228.	WST Investment Trust
229.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator	Mutual Fund Administration, LLC 2220 East Route 66, Suite 226 Glendora, CA 91740
Registrant’s Adviser	Guinness AtkinsonTM Asset Management, Inc. 251 South Lake Avenue, Suite 800 Pasadena, CA 91101
Registrant’s Sub-adviser	Penserra Capital Management LLC 4 Orinda Way, Suite 100A Orinda, CA 94563
Registrant’s Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110-1548
Registrant’s Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202 Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110-1548
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34.	Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena and State of California, on the 29th day of April, 2022.

GUINNESS ATKINSON FUNDS

By: /s/ James Atkinson
James Atkinson
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 141 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Atkinson	President and Principal Executive Officer	April 29, 2022
James Atkinson

/s/J.I. Fordwood*	Trustee	April 29, 2022
J.I. Fordwood

/s/Timothy Guinness*	Trustee	April 29, 2022
Timothy Guinness

/s/Bret A. Herscher*	Trustee	April 29, 2022
Bret A. Herscher

/s/Susan Penry-Williams*	Trustee	April 29, 2022
Susan Penry-Williams

/s/J. Brooks Reece, Jr.*	Trustee and Chairman	April 29, 2022
J. Brooks Reece, Jr.

/s/ Rita Dam	Treasurer and Principal Financial Officer	April 29, 2022
Rita Dam

*By: /s/Rita Dam
Rita Dam Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description
(d)(1)(A)	Amendment to Schedule A of Investment Advisory Agreement
(e)(1)(A)	Novated Distribution Agreement
(h)(4)(A)	Amended Schedule A to Shareholder Servicing Agreement
(h)(5)(A)	Amended Schedule A to Shareholder Servicing Plan
(h)(6)	Amended and Restated Expense Limitation Agreement
(j)(1)	Consent of Tait, Weller & Baker LLP
(m)(1)	Rule 12b-1 Distribution and Service Plan
(m)(1)(A)	Amended Schedule A to Rule 12b-1 Distribution and Service Plan